As filed with the Securities and Exchange Commission on December 17, 2025

Securities Act File No.

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

(CHECK APPROPRIATE BOX OR BOXES)

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

BAILLIE GIFFORD ETF TRUST

(Exact Name of Registrant as Specified in Charter)

780 Third Avenue

43rd Floor

New York, NY 10017

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (011-44-131-275-2000)

Gareth Griffiths

Calton Square

1 Greenside Row

Edinburgh, Scotland

United Kingdom EH1 3AN

(Name and Address of Agent for Service)

COPY TO:

George Raine, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

TITLE OF SECURITIES BEING REGISTERED:

Shares of Beneficial Interest, $0.00000001 par value, of Baillie Gifford International Concentrated Growth ETF, Baillie Gifford Long Term Global Growth ETF and Baillie Gifford U.S. Equity Growth ETF, each a series of the Registrant.

Approximate date of Proposed Offering: June 1, 2026.

It is proposed that this filing will become effective on February 3, 2026 pursuant to Rule 488.

The Registrant has filed a registration statement to register an indefinite amount of the Registrant’s securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is paid at this time.

BAILLIE GIFFORD FUNDS

Baillie Gifford International Concentrated Growth Equities Fund

Baillie Gifford Long Term Global Growth Fund

Baillie Gifford U.S. Equity Growth Fund

IMPORTANT SHAREHOLDER INFORMATION

A Joint Special Meeting of Shareholders (the “Meeting”) of each of Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford Long Term Global Growth Fund and Baillie Gifford U.S. Equity Growth Fund (each, a “Target Fund”), each a series of Baillie Gifford Funds (the “BG Funds”), will be held as a virtual meeting on April 28, 2026 and will begin at 9:30 a.m. ET. Shareholders may register for the Meeting at the following web address https://www.viewproxy.com/BaillieGifford2/broadridgevsm/. These materials discuss certain proposals to be voted on at the Meeting and contain a Notice of a Joint Special Meeting of Shareholders, a combined Prospectus/Proxy Statement (the “Prospectus/Proxy Statement”), and proxy cards.  A proxy card is, in essence, a ballot.  When you complete a proxy card, it tells us how you wish to vote on important issues relating to the applicable Target Fund.  If you complete, sign and return a proxy card, we will vote your proxy exactly as you tell us.  If you simply sign and return a proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the relevant proposal, which is in accordance with the recommendation of the Board of Trustees of BG Funds as set forth in the Prospectus/Proxy Statement.

We urge you to review carefully the relevant proposal in the Prospectus/Proxy Statement.  Then, fill out the enclosed proxy card(s) and return it to us so that we know how you would like to vote.  When shareholders return their proxy cards promptly, additional costs related to additional solicitation or mailings may be avoided.

PLEASE COMPLETE, SIGN AND RETURN the proxy card(s) you receive. It is important that your vote be received no later than April 27, 2026.

We welcome your comments.  If you have any questions, call Baillie Gifford Overseas Limited (“BGOL”) at: 1-844-394-6127.

TELEPHONE AND ONLINE VOTING

For your convenience, you are able to vote by telephone or online 24 hours a day. Please follow the instructions on the enclosed proxy card(s) to vote by telephone or online.

BAILLIE GIFFORD FUNDS

Baillie Gifford International Concentrated Growth Equities Fund

Baillie Gifford Long Term Global Growth Fund

Baillie Gifford U.S. Equity Growth Fund

780 Third Avenue

43rd Floor

New York, NY 10017

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on April 28, 2026

Dear Shareholder:

On April 28, 2026, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford Long Term Global Growth Fund and Baillie Gifford U.S. Equity Growth Fund (each a “Target Fund”), each a series of Baillie Gifford Funds (“BG Funds”), a Massachusetts business trust, will hold a Joint Special Meeting of Shareholders (the “Meeting”). The Meeting will be held as a held as a virtual meeting on April 28, 2026 and will begin at 9:30 a.m. ET.  Shareholders may register for the Meeting at the following web address https://www.viewproxy.com/BaillieGifford2/broadridgevsm/.

The Meeting will be held to consider, for each Target Fund in which you hold shares, a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which each Target Fund will be reorganized with and into the corresponding acquiring fund, as indicated below (each, an “Acquiring Fund”) (each, a “Reorganization”), as well as to transact such other business as may properly come before the Meeting. It is proposed that, subject to shareholder approval, each Target Fund, which is currently operated as an open-end mutual fund, will be converted into an exchange-traded fund through a Reorganization with and into the corresponding Acquiring Fund.

Proposal	Target Fund		Acquiring Fund
1	Baillie Gifford International Concentrated Growth Equities Fund	→	Baillie Gifford International Concentrated Growth ETF
2	Baillie Gifford Long Term Global Growth Fund	→	Baillie Gifford Long Term Global Growth ETF
3	Baillie Gifford U.S. Equity Growth Fund	→	Baillie Gifford U.S. Equity Growth ETF

The Plan, which is by and among BG Funds, on behalf of each Target Fund, Baillie Gifford ETF Trust (the “ETF Trust”), on behalf of each Acquiring Fund, and Baillie Gifford Overseas Limited (solely with respect to Section 9.2 of the Plan), provides for: (i) the acquisition of the assets and assumption of the liabilities of each Target Fund by the corresponding Acquiring Fund in exchange for shares of such Acquiring Fund of equal value to the net assets of the applicable Target Fund being acquired; (ii) the pro rata distribution of such shares to the shareholders of the applicable Target Fund, and (iii) the complete liquidation and dissolution of each Target Fund, all upon the terms and conditions set forth in the Plan. The Plan has been filed with the Securities and Exchange Commission as an exhibit to each Acquiring Fund’s Registration Statement on Form N-14 of which the combined Prospectus/Proxy Statement is a part.

The Board of Trustees of BG Funds has unanimously approved each Reorganization and Plan and recommends that shareholders of each Target Fund vote “FOR” the Reorganizations. The Board of Trustees of the ETF Trust has also unanimously approved each Reorganization and Plan. The Prospectus/Proxy Statement, which we strongly encourage you to read before voting, contains further explanation and important details relating to each Reorganization. We ask you to read the enclosed information carefully and to submit your vote promptly.

Only shareholders of record who owned shares at the close of business on February 9, 2026 are entitled to vote their shares at the Meeting or any adjournment or postponement thereof. The Prospectus/Proxy Statement and proxy card(s) will be provided by February 27, 2026 and some shareholders may receive these materials before this date. It is important that your vote be received no later than April 27, 2026.

By Order of the Board of Trustees of BG Funds,

/s/Gareth Griffiths

Secretary

Baillie Gifford Funds

It is important that your shares be represented and voted at the Meeting, whether or not you attend the Meeting. You may authorize your proxy by marking your votes on the enclosed proxy card(s), signing and dating it, and mailing it in the business reply envelope provided. You may also authorize your proxy by telephone or on the Internet by following the instructions on the enclosed proxy card(s). If you attend the Meeting, you may withdraw your proxy and vote at the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2026

The Notice of Joint Special Meeting of Shareholders and Prospectus/Proxy Statement are available online at www.proxyvote.com

If you have any questions regarding the proxy or have questions on how to vote, please call our proxy solicitation partner, Broadridge Financial Solutions, Inc. at 866-689-3715. Representatives are available to take your call Monday through Friday 9:00 a.m. to 10:00 p.m., Eastern time.

The information contained in this Combined Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Prospectus/Proxy Statement is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

DATED DECEMBER 17, 2025

COMBINED PROSPECTUS/PROXY STATEMENT

Dated [February ___, 2026]

RELATING TO THE ACQUISITION OF THE ASSETS OF

Baillie Gifford International Concentrated Growth Equities Fund

Baillie Gifford Long Term Global Growth Fund

Baillie Gifford U.S. Equity Growth Fund

BY AND IN EXCHANGE FOR SHARES OF

Baillie Gifford International Concentrated Growth ETF

Baillie Gifford Long Term Global Growth ETF

Baillie Gifford U.S. Equity Growth ETF

This combined Prospectus and Proxy Statement (the “Prospectus/Proxy Statement”) is a proxy statement for each Target Fund (as defined below) and a prospectus for each Acquiring Fund (as defined below). The address of each Target Fund and Acquiring Fund is 780 Third Avenue, 43rd Floor, New York, NY 10017. The telephone number for each Target Fund and Acquiring Fund is 1-844-394-6127. This Prospectus/Proxy Statement and the enclosed proxy cards were first mailed to shareholders of each Target Fund by February 27, 2026. This Prospectus/Proxy Statement contains information you should know before voting on the following proposals with respect to your Target Fund, as indicated below. You should read this document carefully and retain it for future reference.

Proposal		To be voted on by shareholders of:

1	To approve an Agreement and Plan of Reorganization by and among Baillie Gifford Funds (“BG Funds”), on behalf of Baillie Gifford International Concentrated Growth Equities Fund (“International Concentrated Growth Equities Fund” or, in context, the “Target Fund”), Baillie Gifford ETF Trust (the “ETF Trust”), on behalf of Baillie Gifford International Concentrated Growth ETF (“International Concentrated Growth ETF” or an “Acquiring Fund”), and Baillie Gifford Overseas Limited, that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in the Plan (a “Reorganization” or the “International Concentrated Growth Reorganization”).	Baillie Gifford International Concentrated Growth Equities Fund

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Proposal		To be voted on by shareholders of:

2	To approve an Agreement and Plan of Reorganization by and among Baillie Gifford Funds (“BG Funds”), on behalf of Baillie Gifford Long Term Global Growth Fund (“Long Term Global Growth Fund” or, in context, the “Target Fund”), Baillie Gifford ETF Trust (the “ETF Trust”), on behalf of Baillie Gifford Long Term Global Growth ETF (“Long Term Global Growth ETF” or an “Acquiring Fund”), and Baillie Gifford Overseas Limited, that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in the Plan (a “Reorganization” or the “Long Term Global Growth Reorganization”).	Baillie Gifford Long Term Global Growth Fund

3	To approve an Agreement and Plan of Reorganization by and among Baillie Gifford Funds (“BG Funds”), on behalf of Baillie Gifford U.S. Equity Growth Fund (“U.S. Equity Growth Fund” or, in context, the “Target Fund”), Baillie Gifford ETF Trust (the “ETF Trust”), on behalf of Baillie Gifford U.S. Equity Growth ETF (“U.S. Equity Growth ETF” or an “Acquiring Fund”), and Baillie Gifford Overseas Limited, that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in the Plan (a “Reorganization” or the “U.S. Equity Growth Reorganization”).	Baillie Gifford U.S. Equity Growth Fund

The terms and conditions of each Reorganization are further described in this Prospectus/Proxy Statement and are set forth in the form of Agreement and Plan of Reorganization (the “Plan”).

Each proposal will be considered by shareholders who owned shares of the applicable Target Fund on February 9, 2026 at a Joint Special Meeting of Shareholders (the “Meeting”) that will be held on April 28, 2026. The Meeting will be held as a virtual meeting and will begin at 9:30 a.m. ET.  Shareholders may register for the Meeting at the following web address https://www.viewproxy.com/BaillieGifford2/broadridgevsm/.

The Board of Trustees of BG Funds (the “Target Fund Board”) has fixed the close of business on February 9, 2026, as the record date (the “Record Date”) for the determination of Target Fund shareholders entitled to notice of, and to vote at, the Meeting.

The Target Fund Board unanimously recommends that you vote in favor of (i.e., FOR) the Reorganization of your Target Fund.

The Target Fund Board is soliciting these proxies on behalf of the Target Funds. With respect to each Target Fund, the Target Fund Board unanimously approved the proposed Reorganization and Plan and determined that participation by each Target Fund in the applicable Reorganization is in the best interests of each Target Fund and that the interests of existing Target Fund shareholders would not be diluted as a result of the Reorganizations. With respect to each Acquiring Fund, the Board of Trustees of the ETF Trust (the “Acquiring Fund Board”) also approved the proposed Reorganization and Plan and determined that participation by each Acquiring Fund in the applicable Reorganization is in the best interests of each Acquiring Fund and that the interests of existing Acquiring Fund shareholders, if any, would not be diluted as a result of the Reorganizations.

Each Target Fund and each Acquiring Fund is a series of a registered, open-end management investment company, although each Target Fund is an open-end mutual fund while each Acquiring Fund will operate as an exchange-traded fund (“ETF”). Each Acquiring Fund is a newly organized series of the ETF Trust and currently has no assets or liabilities. Each Acquiring Fund was created specifically in connection with the applicable Reorganization for the purpose of acquiring the assets and assuming the liabilities of the corresponding Target Fund and will not commence operations until the closing date of the Reorganization. Each Target Fund will be the accounting and performance survivor in its respective Reorganization (subject to shareholder approval of such Reorganization), and each Acquiring Fund, as the corporate survivor in the Reorganization, will adopt the accounting and performance history of the corresponding Target Fund. Each Acquiring Fund also will be treated as the successor to the corresponding Target Fund for U.S. federal income tax purposes.

In order to receive shares of an Acquiring Fund as part of a Reorganization, you must hold your Target Fund shares in a brokerage account that can receive and hold shares of an ETF. If you do not currently have such an account, you will need to open one by May 18, 2026. If Target Fund shareholders do not hold their shares of a Target Fund through a brokerage account that can receive and hold shares of an ETF by that date, their position will be liquidated on or about May 19, 2026 and they will receive a cash distribution equal in value to the net asset value of their Target Fund shares less any fees and expenses their intermediary may charge. This Prospectus/Proxy Statement includes additional information on the actions that Target Fund shareholders that do not currently hold their Target Fund shares through a brokerage account that can receive and hold shares of an ETF must take in order to transact in shares of an Acquiring Fund as part of a Reorganization.

This Prospectus/Proxy Statement includes information about the Plan and each Acquiring Fund that you should know before voting on the Plan, which, if approved by Target Fund shareholders, would result in your investing in the relevant Acquiring Fund.  You should retain this Prospectus/Proxy Statement for future reference.  Additional information about the Target Funds, the Acquiring Funds and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents, which are incorporated into this Prospectus/Proxy Statement by reference:

The prospectus of Baillie Gifford Funds on behalf of the Target Funds, dated April 30, 2025, as supplemented and amended to date (File No. 811-10145; SEC Accession No. 0001104659-25-041801);

The statement of additional information of Baillie Gifford Funds on behalf of the Target Funds, dated April 30, 2025, as supplemented and amended to date (File No. 811-10145; SEC Accession No. 0001104659-25-041801);

The prospectus of Baillie Gifford ETF Trust on behalf of the Acquiring Funds, dated [ ] (File No. 333-290830; SEC Accession No. [ ]);

The statement of additional information of Baillie Gifford ETF Trust on behalf of the Acquiring Funds, dated [ ] (File No. 333-290830; SEC Accession No. [ ]);

Semi-Annual Report to shareholders of the Target Funds for the fiscal period ending June 30, 2025 (File No. 811-10145; SEC Accession No. 0001104659-25-086815);

Annual Report to shareholders of the Target Funds for the fiscal year ending December 31, 2024 (File No. 811-10145; SEC Accession No. 0001104659-25-020192); and

A statement of additional information dated [ ], relating to this Prospectus/Proxy Statement.

You may request a free copy of the statement of additional information relating to this Prospectus/Proxy Statement or a Target Fund’s Prospectus without charge by calling Baillie Gifford Overseas Limited (“BGOL”) at 1-844-394-6127 or by writing to BGOL, 780 Third Avenue, 43rd Floor, New York, NY 10017.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS/PROXY STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

SUMMARY

This is only a summary of certain information contained in this Prospectus/Proxy Statement.  You should read the more complete information in the rest of this Prospectus/Proxy Statement, including your Acquiring Fund’s Prospectus (enclosed) and the Plan (which has been filed as an exhibit to each Acquiring Fund’s Registration Statement on Form N-14 of which this Prospectus/Proxy Statement is a part).

Why am I receiving a combined Prospectus/Proxy Statement?

You are receiving a combined Prospectus/Proxy Statement because you own shares of a Target Fund. It is proposed that, subject to shareholder approval, each Target Fund, which is currently operated as an open-end mutual fund, will be converted into an ETF through a Reorganization with and into the corresponding Acquiring Fund. Each Acquiring Fund is a newly organized series of the ETF Trust and currently has no assets or liabilities. Each Acquiring Fund was created specifically in connection with the applicable Reorganization for the purpose of acquiring the assets and assuming the liabilities of the corresponding Target Fund and will not commence operations until the closing date of the Reorganization.

Subject to shareholder approval, each Reorganization will be accomplished in accordance with the Plan between BG Funds, on behalf of the relevant Target Fund, the ETF Trust, on behalf of the relevant Acquiring Fund, and BGOL (solely with respect to Section 9.2 of the Plan). Among other things, the Plan provides for: (1) the acquisition of the assets and the assumption of the liabilities of each Target Fund by the applicable Acquiring Fund in exchange for shares of that Acquiring Fund of equal value to the net assets of the Target Fund being acquired (“Acquiring Fund Shares”); (2) the pro rata distribution of such Acquiring Fund Shares to the shareholders of the applicable Target Fund; and (3) the complete liquidation of each Target Fund, all upon the terms and conditions set forth in the Plan.

As a shareholder of a Target Fund, you are entitled to one vote for each share of the Target Fund that you hold on the record date. Information about how you can vote on the Reorganization of your Target Fund is contained in the accompanying materials. Your vote is very important, regardless of the number of Target Fund shares that you hold.

Why are proposals not involving my fund included in the Prospectus/Proxy Statement?

To reduce costs, the proposals relating to the Target Funds have been combined into one Prospectus/Proxy Statement. Accordingly, not all proposals may be applicable to each shareholder.

What are some features of ETFs that differ from mutual funds?

The following are some unique features of ETFs that differ from mutual funds:

Sales of ETF Shares on an Exchange throughout the Day.  ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated net asset value (“NAV”) per share at the end of the trading day.  This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade.  The market price of the ETF may be higher or lower than the then-current pro rata value of the ETF’s net assets and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

Sales only through a Broker.  While shares of mutual funds, like the Target Funds, may be directly purchased or redeemed from the fund at NAV, individual shares of ETFs, like the Acquiring Funds, may only be purchased and sold on a stock exchange through a broker at market prices. Shares of an Acquiring Fund generally may be

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purchased or redeemed directly from the Acquiring Fund only in large blocks of shares (“Creation Units”), and only an authorized participant (“Authorized Participant”) may engage in purchase or redemption transactions directly with the Acquiring Fund.  Once created, shares of an Acquiring Fund may be purchased and sold through a broker at market prices.  When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms.  In addition, a shareholder of an ETF, such as each Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).  Because ETF shares trade at market prices rather than at NAV, shares of an ETF may trade at a price less than (discount) or greater than (premium) the then-current pro rata value of an Acquiring Fund’s net assets. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors.

Tax Efficiency.  In a mutual fund, when portfolio securities are sold, including in order to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund.  In contrast, many ETFs create and redeem their shares in kind.  ETFs typically do not recognize capital gain on in-kind distributions in redemption of their shares, which enables them to distribute appreciated securities to redeeming shareholders without recognizing gain on those securities. ETFs are also able to rebalance holdings through in-kind redemptions and therefore can avoid portfolio securities sales. Thus, an ETF’s in-kind redemptions generally do not result in taxable distributions for its non-redeeming shareholders and often non-redeeming ETF shareholders in an ETF that creates and redeems its shares in kind only recognize capital gains with respect to their ETF shares when they sell their ETF shares.  The Acquiring Funds will issue and redeem shares at NAV only with Authorized Participants and only in Creation Units. Creation Units may be issued and redeemed in-kind for securities or in cash, or a combination of both.

Transparency.  Currently, each Target Fund only provides periodic disclosure of its complete portfolio holdings, generally quarterly on a lag. Each Acquiring Fund will be an actively-managed transparent ETF that operates with full transparency for its portfolio holdings.  Following the Reorganizations, the Acquiring Funds, like other transparent ETFs, will make their portfolio holdings public each business day.  This holdings information, along with other information about the Acquiring Funds, will be available on the Acquiring Funds’ website at www.bailliegifford.com/ETFs.

Single Share Class. The Target Funds offer multiple share classes with different expense structures and eligibility criteria. The Acquiring Funds do not currently offer multiple classes of shares.

In addition, the Acquiring Funds are subject to certain risks unique to operating as ETFs. For more information, see “Are there any differences in risks between the Target Funds and the Acquiring Funds?” below.

What is the Target Fund Board’s recommendation regarding the Reorganizations?

The Target Fund Board, on behalf of each Target Fund, unanimously recommends that you vote FOR the Reorganization of your Target Fund. The Target Fund Board, on behalf of each Target Fund, considered the proposal to reorganize each Target Fund with and into the corresponding Acquiring Fund at meetings held on June 16 & 18-19, 2025, October 1-2, 2025 and December 8-9, 2025, and at the December 8-9, 2025 meeting, unanimously approved each Reorganization and related Plan and voted to recommend that shareholders of each Target Fund vote to approve the applicable Reorganization and related Plan.  The Target Fund Board, including the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of BG Funds, determined that participation by each Target Fund in the applicable Reorganization is in the best interests of each Target Fund and that the interests of existing shareholders of each Target Fund would not be diluted as a result of the applicable Reorganization.

The Acquiring Fund Board, on behalf of each Acquiring Fund, also considered the proposal to reorganize each Target Fund with and into the corresponding Acquiring Fund at meetings held on October 1-2, 2025 and December 8-9, 2025, and at the December 8-9, 2025 meeting, unanimously approved each Reorganization and related Plan. The Acquiring Fund Board, including the Trustees who are not “interested persons,” as defined in the 1940 Act, of the ETF Trust, determined that participation by each Acquiring Fund in the applicable Reorganization is in the best interests of each Acquiring Fund and that the interests of existing shareholders of each Acquiring Fund, if any, would not be diluted as a result of the applicable Reorganization.

See the “BACKGROUND AND BOARD’S CONSIDERATIONS RELATING TO THE REORGANIZATIONS” section of this Prospectus/Proxy Statement for more information.

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What will happen if shareholders approve the Reorganizations?

If a Target Fund’s shareholders vote to approve the Reorganization and the closing conditions of the applicable Reorganization under the Plan are satisfied or waived, then shareholders of that Target Fund will become shareholders of the corresponding Acquiring Fund on or about June 1, 2026 and will no longer be shareholders of the Target Fund.  Shareholders of the Target Fund will receive shares of the corresponding Acquiring Fund with an equivalent aggregate NAV of the Acquiring Fund. The consummation of each Reorganization is not contingent upon approval of any other Reorganization.

In particular, the Plan provides that (1) the assets of each Target Fund will be acquired by the corresponding Acquiring Fund and the liabilities of each Target Fund will be assumed by the corresponding Acquiring Fund in exchange for Acquiring Fund Shares of equal value to the net assets of the Target Fund being acquired; and (2) the Acquiring Fund Shares received by the applicable Target Fund in the exchange will then be distributed pro rata to shareholders of that Target Fund.  The Plan also provides that the share classes of each Target Fund will be consolidated prior to the Reorganization, such that each share class, other than Class K, of the applicable Target Fund will be converted into Class K shares with the same aggregate NAV prior to the Reorganization. After the Acquiring Fund Shares are distributed to the applicable Target Fund’s shareholders, that Target Fund will be completely liquidated. In addition, the Plan provides that, prior to the Reorganizations, Baillie Gifford International Concentrated Growth Equities Fund will effect a 1-for-3 reverse stock split, or a reverse stock split at such other ratio as the officers of BG Funds may determine, so that the value of each share of the Target Fund immediately prior to the Reorganizations will correspond to approximately the initial per-share NAV of Baillie Gifford International Concentrated Growth ETF shares to be issued. The officers of BG Funds may also determine to carry out a reverse stock split for Baillie Gifford Long Term Global Growth Fund or Baillie Gifford U.S. Equity Growth Fund if the officers determine a reverse stock split is in the best interest of such Target Fund. Following such conversion but prior to the closing of the Reorganizations, each Target Fund shall redeem all fractional shares of the Target Fund outstanding on the records of the Target Fund’s transfer agent.

How will the Reorganizations affect me as a shareholder?

If a Reorganization is completed with respect to your Target Fund, you will cease to be a shareholder of that Target Fund and will become a shareholder of the corresponding Acquiring Fund.  Upon completion of a Reorganization, Target Fund shareholders will own shares of the corresponding Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of such Target Fund that were owned when the Reorganizations happened. Shares of an Acquiring Fund will be transferred to a shareholder’s brokerage account. In order to receive shares of an Acquiring Fund as part of the Reorganizations you must hold your Target Fund shares through a brokerage account that can receive and hold shares of an ETF. If you do not currently have such an account, you will need to open one by May 18, 2026. If you do not hold your shares of a Target Fund through a brokerage account that can receive and hold shares of an ETF by that date, your shares will be liquidated on or about May 19, 2026 and you will receive a cash distribution equal in value to the NAV of your Target Fund shares less any fees and expenses your intermediary may charge.  For more

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information about the brokerage account needed to receive and hold shares of an Acquiring Fund, see “What do I need to do to prepare for the Reorganizations?” below.  Shares of an Acquiring Fund are not issued in fractional shares.  As a result, the applicable Target Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganizations.  Such redemption will result in a cash payment, which will be a taxable sale of shares for shareholders who hold fractional shares in a taxable account.  Shareholders should consult their tax advisors to determine the effect of the redemption of fractional shares.

After the Reorganizations, individual shares of each Acquiring Fund may only be purchased and sold on The Nasdaq Stock Market LLC (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems.  Should a former Target Fund shareholder decide to purchase or sell shares in an Acquiring Fund after a Reorganization, the shareholder will need to place a trade through a broker who will execute the trade on an exchange at prevailing market prices.  Because Acquiring Fund Shares trade at market prices rather than at NAV, Acquiring Fund Shares may trade at a price less than (discount) or greater than (premium) the then-current pro rata value of an Acquiring Fund’s net assets.  As with all ETFs, your broker may charge a commission for purchase and sale transactions, although ETFs trade with no transaction fees (NTF) on many platforms.  In addition, it is the ETF Trust’s understanding that the brokerage account statements that Acquiring Fund shareholders will receive from financial intermediaries following the Reorganizations will provide information on the market price of the applicable Acquiring Fund’s shares and not the NAV per share of such Acquiring Fund as would be the case for a mutual fund.

Will the Reorganizations affect the way my investments are managed?

Generally, no. Each other Acquiring Fund will be managed using the same investment objective and substantially similar principal investment strategies currently used by the corresponding Target Fund.

BGOL is the investment adviser for each Target Fund and each Acquiring Fund. The same individuals responsible for the day-to-day portfolio management of each Target Fund as of the date of the combined Prospectus/Proxy Statement will be responsible for the day-to-day portfolio management of the corresponding Acquiring Fund, except that for Baillie Gifford International Concentrated Growth Equities Fund, Spencer Adair will retire as a portfolio manager of the Fund on March 31, 2026 and Kirsty Gibson will become a portfolio manager of the Fund on April 1, 2026. Due to the Acquiring Funds’ operation as ETFs, there are expected to be differences in the frequency of portfolio rebalancing and, in some cases, the instruments the portfolio management team uses to achieve exposure to specific issuers. These differences are described in greater detail below.

For a more complete discussion, see the sections of the proposal relating to your Reorganization titled: “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS ‒ Are there any significant differences between the investment objectives, policies and strategies of the Funds?” and “How do the principal investment risks of the Funds compare?” and “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS – How do the investment objectives, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?”

Are there any differences in risks between the Target Funds and the Acquiring Funds?

Many of the risks associated with owning shares of each Acquiring Fund are similar to the risks associated with owning shares of the corresponding Target Fund. However, there are certain differences in these risks, including the risks associated with each Acquiring Fund’s operation as an ETF and the frequency of portfolio rebalancing.

For a more complete discussion of the risks of each Target Fund and the corresponding Acquiring Fund, see the sections of the proposal relating to your Reorganization titled: “COMPARISONS OF

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INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS – How do the investment objectives, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?” The risks of each Acquiring Fund are presented in Exhibit A.

How will the total expenses of the Acquiring Funds compare to the total expenses of the Target Funds?

The Acquiring Funds each employ a unitary fee structure pursuant to which each Acquiring Fund pays BGOL a unitary management fee and BGOL bears substantially all operating expenses of the Acquiring Fund, subject to certain exceptions. Following the Reorganizations, the total (net) expense ratio of each Acquiring Fund is expected to be equal to the total (net) expense ratio of Class K shares of the corresponding Target Fund (in each case, calculated as of the year ended December 31, 2024), notwithstanding that the contractual management fee rate for each Acquiring Fund is higher than the contractual unitary advisory fee rate of the corresponding Target Fund (because BGOL is responsible for paying substantially all operating expenses of the Acquiring Funds under the unitary management fee structure, while the Target Funds bear their own operating expenses). The total (net) expense ratio of Baillie Gifford Long Term Global Growth ETF is expected to be higher than the total (net) expense ratios of Classes 3, 4 and 5 of Baillie Gifford Long Term Global Growth Equity Fund.

Comparisons in this Proxy Statement/Prospectus of an Acquiring Fund’s total annual fund operating expenses to those of its corresponding Target Fund are based on the expenses of each Target Fund as of a point in time (December 31, 2024). “Other Expenses” of each Target Fund will, however, fluctuate based on, among other factors, the net assets of each Target Fund. It is possible that, as of the Closing Date (as defined below), the expected total annual fund operating expenses of an Acquiring Fund may be higher than those of Class K shares of the corresponding Target Fund, due, for example, to increases in the net assets of the Target Fund between December 31, 2024 and the Closing Date.

For a more detailed comparison of the Funds’ fees and expenses, see the sections of the proposal relating to your Reorganization titled “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS ‒ What are the Funds’ investment management fee rates?” and “What are the fees and expenses of each Fund and what might they be after the Reorganization?”

Who will pay the costs in connection with the Reorganizations?

BGOL and/or its affiliates will bear all ordinary direct expenses incurred in connection with the Reorganizations, including legal, audit-related, accounting and tax services; certain taxes incurred by the Target Funds or Acquiring Funds (as described below); brokerage and other transaction costs; and any costs directly associated with preparing, filing, printing, and distributing to Target Fund shareholders all materials relating to the Prospectus/Proxy Statement. Certain costs associated with portfolio trading activity in advance of the Reorganizations will be borne by the Funds, as described further below.

Approximately 7.87% of Baillie Gifford International Concentrated Growth Equities Fund’s portfolio and 7.05% of Baillie Gifford Long Term Global Growth Fund’s portfolio are expected to be sold prior to completion of the Reorganizations as a result of each such Target Fund’s holdings of non-transferable assets. Baillie Gifford U.S. Equity Growth holds no non-transferable assets. Such portfolio trading activity may result in the Target Fund realizing capital gains. Based on market values and net assets as of August 31, 2025, realized capital gains as a result of portfolio trading in advance of the Reorganizations for the reasons described above are estimated as follows for each Target Fund: $2,049,997 (1.93% of net assets) for Baillie Gifford International Concentrated Growth Equities Fund and $8,743,987 (0.84% of net assets) for Baillie Gifford Long Term Global Growth Fund. These gains may either be distributable to the remaining shareholders of the applicable Target Fund, with the distribution of

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the gains taking place before the Reorganizations or distributable to the shareholders of the corresponding Acquiring Fund, with the distribution of the gains taking place following the Reorganizations and will be taxable to shareholders who hold their shares in a taxable account. Note that this portfolio trading activity is distinct from the Reorganizations, which are expected to qualify as tax-free reorganizations for U.S. federal income tax purposes. Portfolio trading activity in connection with Target Fund selling and Acquiring Fund purchase of non-transferrable assets will result in brokerage and other transaction costs, including trading taxes for the Target Funds and Acquiring Funds, which will be covered by BGOL and/or its affiliates pursuant to the terms of the Plan for the applicable Reorganization.

Additional realized capital gains may result from portfolio trading activity undertaken to meet shareholder redemptions from each Target Fund in advance of the Reorganizations. The size of such redemptions are unknown and capital gains that might be realized as a result of such redemptions are not included in the estimates above. These gains may either be distributable to the remaining shareholders of the applicable Target Fund, with the distribution of the gains taking place before the Reorganizations, or distributable to the shareholders of the corresponding Acquiring Fund, with the distribution of the gains taking place following the Reorganizations, and will be taxable to shareholders who hold their shares in a taxable account. BGOL and/or its affiliates will not bear the brokerage and other transaction costs of any portfolio trading activity undertaken for the purposes of meeting redemptions in advance of the Reorganizations.

For Baillie Gifford Long Term Global Growth Fund, as discussed on page 8 below, shareholders who meet certain requirements may be eligible to transition their investment in Baillie Gifford Long Term Global Growth Fund to a privately placed mutual fund, Baillie Gifford Institutional Long Term Global Growth Fund, a series of Baillie Gifford Institutional Trust (the “BGIT Transition”). Although any shareholder transitions to Baillie Gifford Institutional Long Term Global Growth Fund are expected to be effected primarily on an in-kind basis, in order to facilitate the BGIT Transition, Baillie Gifford Long Term Global Growth Fund expects to engage in some portfolio trading activity as a result of Baillie Gifford Long Term Global Growth Fund’s holdings of non-transferable assets. Such portfolio trading activity may result in Baillie Gifford Long Term Global Growth Fund realizing capital gains. These gains may either be distributable to the remaining shareholders of Baillie Gifford Long Term Global Growth Fund, with the distribution of the gains taking place before the BGIT Transition or Reorganization, or distributable to the shareholders of the corresponding Acquiring Fund, with the distribution of the gains taking place following the Reorganization, and will be taxable to shareholders who hold their shares in a taxable account. This portfolio trading activity will result in brokerage and other transaction costs, including trading taxes for Baillie Gifford Long Term Global Growth Fund, which will be covered by BGOL and/or its affiliates. BGOL and/or its affiliates will not bear the costs of any portfolio trading undertaken for the purposes of meeting redemptions in advance of the BGIT Transition.

What are the federal income tax consequences of the Reorganizations?

Each Reorganization is expected to constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes and generally is not expected to result in recognition of gain or loss by the applicable Target Fund or its shareholders.  However, immediately prior to each Reorganization, most shareholders will receive cash compensation for fractional shares of the applicable Target Fund that they hold.  Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares.

As a condition of the closing of each Reorganization, BG Funds and the ETF Trust shall receive an opinion of counsel regarding the federal income tax consequences of the applicable Reorganization(s).  Shareholders should consult their tax advisers about tax consequences of each Reorganization, including federal, state and local and foreign tax consequences, as applicable, because the information about tax consequences in this Prospectus/Proxy Statement relates only to the federal income tax consequences of each Reorganization and is only a general summary.  For more information, please see the section “U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION.”

What is the anticipated timing of the Reorganizations?

The Meeting is scheduled to occur on April 28, 2026.  If the necessary approvals are obtained and all other closing conditions of the Reorganizations under the Plan are satisfied or waived, the Reorganizations are currently expected to be completed on or about June 1, 2026.

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Is the approval or closing of a Reorganization conditioned on the approval or closing of any other Reorganization?

No.  Shareholders of each Target Fund will vote separately on the proposed Reorganization of their respective Target Fund, and a Reorganization will be effected as to a particular Target Fund only if that Target Fund’s shareholders approve the Reorganization and certain closing conditions are satisfied or waived. The consummation of each Reorganization is not contingent upon approval of any other Reorganization.

What happens if a Reorganization is not approved?

A Reorganization will not be consummated unless it is approved by shareholders of the applicable Target Fund. If a Reorganization is not approved by a Target Fund’s shareholders or does not close for any reason, such shareholders will remain shareholders of the applicable Target Fund, and such Target Fund will continue to operate.  The Target Fund Board then will consider such other actions, based on evaluations and recommendations from BGOL, as it deems necessary or appropriate for such Target Fund.

What do I need to do to prepare for the Reorganizations?

It is important for you to determine whether you hold your shares of a Target Fund in the type of account that can hold the ETF shares that will be received in the applicable Reorganization.  If you hold your shares of a Target Fund in an account directly with such Target Fund at the Target Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares if the applicable Reorganization is approved and you wish to transact in shares of the Acquiring Fund.

Transferring Target Fund Shares to an Already Existing Brokerage Account.  Transferring your shares from a Target Fund’s transfer agent to a brokerage account should be a simple process.  If you have a brokerage account or a relationship with a brokerage firm, please talk to the broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the applicable Target Fund into your brokerage account.  Also inform your broker that such an account will need to be set up to receive and hold ETF shares.  If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account if the applicable Reorganization is approved and you wish to transact in shares of the Acquiring Fund.

You should provide your broker with a copy of the quarterly statement from the applicable Target Fund.  The broker will require your account number with the Target Fund, which can be found on your statement.  The broker will help you complete a form to initiate the transfer.  Once you sign that form, the broker will submit the form to the transfer agent directly, and the Target Fund shares will be transferred into your brokerage account.

Transferring Target Fund Shares from a Non-Accommodating Brokerage Account to a Brokerage Account that Can Receive and Hold ETF Shares.  The broker where you hold Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares.  Contact your broker right away to make the necessary changes to your account.

You can contact your financial advisor or other financial intermediary for further information. You also may contact BGOL at 1-844-394-6127.

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What will happen if I don’t have a brokerage account that can receive and hold ETF shares?

If you hold your Target Fund shares in an account that only allows you to hold shares of mutual funds in the account, you will need to contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in ETF shares. This transfer will need to be completed by May 18, 2026. If you do nothing, you will not receive shares of the Acquiring Fund, your position will be liquidated on or about May 19, 2026 and you will receive a cash distribution equal in value to the NAV of your Target Fund shares less any fees and expenses your intermediary may charge. This event will be a taxable event for shareholders who hold their shares in a taxable account. To participate in the Reorganization and avoid potential tax consequences from liquidation of your investment, please contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in ETF shares. If you think you don’t have a brokerage account that can receive and hold the Acquiring Fund Shares you receive in the applicable Reorganization, you may contact BGOL by calling 1-844-394-6127.

Are there other circumstances where a Target Fund shareholder will not be able to receive and hold ETF shares?

Omnibus retirement plan recordkeepers may not be able to include ETF shares on their platforms, and in such a case a retirement plan investor may be required by its retirement plan recordkeeper to redeem a Target Fund’s shares prior to a Reorganization.

What if a Reorganization is approved by shareholders and I don’t want to hold ETF shares?

If a Reorganization is approved and you do not want to receive ETF shares in connection with such Reorganization, you may redeem your shares of the applicable Target Fund or you may exchange those shares for shares of another eligible mutual fund managed by BGOL prior to the Reorganization.  If a Target Fund shareholder redeems his or her shares and such shares are held in a taxable account, the shareholder will recognize a taxable gain or loss based on the difference between the redeeming shareholder’s tax basis in the shares and the amount that the redeeming shareholder receives for them. Shareholders of the Target Funds may exchange their Target Fund shares for shares of the same class of any mutual fund in BG Funds, other than a Target Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and the shareholder is eligible to invest in such shares. Such an exchange of shares for shares in another fund will generally result in the recognition of taxable gain or loss for shareholders holding shares in a taxable account. If you wish to redeem your Target Fund shares, you are encouraged to submit a redemption request as far in advance of the Closing Date as possible, but, in any event, no later than May 27, 2026. Shareholders who have not opened a brokerage account that can receive and hold Acquiring Fund shares will have their shares liquidated on May 19, 2026 and therefore must submit any redemption requests prior to that date. As ETFs, the Acquiring Funds do not provide for the exchange of shares.

Certain investors in Baillie Gifford Long Term Global Growth Fund may be eligible to participate in the BGIT Transition. Only investors that are “accredited investors” (as defined in the Securities Act of 1933, as amended) and who are able to meet the $25 million minimum investment requirement (or for whom such requirement is waived) will be eligible to participate in the BGIT Transition. The BGIT Transition will cause the participating investors to realize any gains or losses on their shares in Baillie Gifford Long Term Global Growth Fund, but is not expected to cause the Baillie Gifford Long Term Global Growth Fund to recognize gain or loss, except to the extent securities subject to transfer restrictions need to be sold in connection with the BGIT Transition. The BGIT Transition will occur as a complete redemption from Baillie Gifford Long Term Global Growth Fund and a simultaneous purchase of shares of Baillie Gifford Institutional Long Term Global Growth Fund by eligible shareholders who choose to transition. If you believe you may meet the eligibility criteria for the BGIT Transition, please contact BGOL at 1-844-394-6127 for additional details on steps you will need to take in advance of the Reorganization.

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How will shareholder voting be handled?

Shareholders who own shares of a Target Fund at the close of business on February 9, 2026 (the “Record Date”), will be entitled to vote at the Meeting, and will be entitled to one vote for each share they hold.  Approval of a Reorganization by a Target Fund requires the affirmative vote of the holders of a majority of the outstanding voting securities of such Target Fund (as defined in the 1940 Act). The 1940 Act defines “a majority of the outstanding voting securities” of each Target Fund as (a) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of such Target Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of such Target Fund, whichever is less (a “1940 Act Majority Vote”). In the case of Proposal 2, relating to the Reorganization of Baillie Gifford Long Term Global Growth Fund, approval of the Reorganization will also require, in addition to a 1940 Act Majority Vote, the approval by a majority of shareholders who (a) own shares of the Target Fund as of the Record Date, (b) as of the date of the Meeting, did not redeem from the Target Fund in connection with the BGIT Transition, (c) are present in person or by proxy at the Meeting and (d) are entitled to vote on the Reorganization. Broadridge Financial Solutions (“Broadridge”) has been retained by the Target Funds to assist in the solicitation of proxies, and collect and tabulate shareholder votes.  Broadridge is not affiliated with the Funds.

The Meeting will be held in a virtual format only. Shareholders are invited to attend the Meeting by means of remote audio communication. You will not be able to attend the Meeting in person. To participate in the Meeting, you must register at https://www.viewproxy.com/BaillieGifford2/broadridgevsm/. You will be required to enter your name, an email address, and the control number found on your proxy card or notice you previously received. If you have lost or misplaced your control number, call Baillie Gifford at 1-844-394-6127 to verify your identity and obtain your control number. Requests for registration must be received no later than 5:00p.m. ET on Monday, April 27, 2026. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the Meeting. A separate email will follow containing a password to enter at the event link in order to access the Meeting. You may vote during the Meeting at www.proxyvote.com. You will need your control number to vote.

Questions from shareholders to be considered at a Meeting must be submitted to Broadridge at https://www.viewproxy.com/BaillieGifford2/broadridgevsm/ no later than 8:00 a.m. ET on Monday, April 27, 2026.

Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. Obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m. ET on Monday, April 27, 2026. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/BaillieGifford2/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

Any shareholder who does not expect to virtually attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that are described on the enclosed proxy card or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, please respond promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to follow the instructions available on the Meeting’s website during the Meeting in order to do so.

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You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting.  For more details about shareholder voting, see the “VOTING INFORMATION” section of this Prospectus/Proxy Statement.

Why am I receiving two proxy cards?

In addition to the Meeting, BG Funds is separately holding a meeting on the same day for shareholders of BG Funds to consider a proposal to elect a slate of trustees. As a result, shareholders of the Target Funds will receive a proxy card for both the Reorganization and the trustee election. The proposal to elect trustees is described in a separate proxy statement.

Whom do I contact for further information?

If you have any questions regarding the proxy or have questions on how to vote, please call our proxy solicitation partner, Broadridge at 866-689-3715. Representatives are available to take your call Monday through Friday 9:00 a.m. to 10:00 p.m., Eastern time.

THE TARGET FUND BOARD, ON BEHALF OF EACH TARGET FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE REORGANIZATION OF YOUR TARGET FUND.

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Proposal 1: Baillie Gifford International Concentrated Growth Equities Fund
INTO Baillie Gifford International Concentrated Growth ETF

COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment objectives, policies and strategies of the Funds?

Baillie Gifford International Concentrated Growth Equities Fund (for purposes of Proposal 1, the “Target Fund”) operates as an open-end mutual fund, offering shares that are redeemable on each business day and daily liquidity.  Baillie Gifford International Concentrated Growth ETF (for purposes of Proposal 1, the “Acquiring Fund” and, together with the Target Fund, the “Funds”) will operate as an ETF.  As an ETF, the Acquiring Fund will offer shares that are bought and sold on a national securities exchange, which gives investors the ability to buy their shares throughout the day at the current market price (which may be at a premium or discount to NAV).

The Acquiring Fund will be managed using an investment objective that is identical to that of the Target Fund and principal investment strategies that are substantially similar to those of the Target Fund, as described below.

The Target Fund’s and the Acquiring Fund’s investment objective is to seek capital appreciation. The Target Fund’s and the Acquiring Fund’s investment objective may be changed by the applicable Board without shareholder approval.

The Acquiring Fund’s principal investment strategies include disclosure noting that the Acquiring Fund may invest in active ETFs, ETFs that track relevant equity indices, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).

The Target Fund has adopted a policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. This policy was adopted due to a requirement that applies to any registered fund with “equity” in its name pursuant to Rule 35d-1 under the 1940 Act. Because the Acquiring Fund does not include the word “equity” in its name, it is not required by the 1940 Act to adopt such an investment policy and has not adopted such a policy. The lack of such a policy for the Acquiring Fund does not reflect any material difference in the way the Acquiring Fund will be managed in comparison to the Target Fund.

BGOL does not expect that the differences discussed above will result in any significant changes to the management of the Acquiring Fund.

Investment Strategies

The below table shows the Target Fund’s and Acquiring Fund’s investment objective (which are identical) as well as a redline showing differences in the Funds’ summary principal investment strategy disclosure. In each redline, deleted text is shown in red strikethrough and added text is shown in blue underline. Further information about the Target Fund’s and Acquiring Fund’s respective investment objectives, strategies and risks is contained in the Target Fund’s Prospectus and SAI and the Acquiring Fund’s Prospectus and SAI. The Target Fund’s Prospectus and SAI and the Acquiring Fund’s Prospectus and SAI are on file with the SEC. The Target Fund’s Prospectus and SAI and Acquiring Fund’s Prospectus and SAI are also incorporated herein by reference. For information regarding how to request copies of the SAIs related to either the Target Fund’s Prospectus or the Acquiring Fund’s Prospectus, please refer to page 55 of this Prospectus/Proxy Statement.

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Target Fund	Acquiring Fund
Baillie Gifford International Concentrated Growth Equities Fund seeks capital appreciation.	Baillie Gifford International Concentrated Growth ETF seeks capital appreciation.

Redline of Target Fund Investment Strategies Against Acquiring Fund Investment Strategies

The Fund is an actively managed ETF. The Fund seeks to meet its objective by investing in an international portfolio of common stocks and other equity securities of issuers located in countries of developed and emerging markets.

~~Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.~~ The Fund may invest up to 20% of its net assets in common stocks and other equities of companies located in the U.S. The Fund invests in equity securities either directly or indirectly, such as through depositary receipts, and may invest in preferred stocks, convertible securities, rights and warrants. The Fund may invest to a significant extent in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The portfolio managers also have flexibility to implement the Fund’s investment strategy through investing in active ETFs and ETFs that track relevant equity indices. The Fund is not constrained with respect to market capitalization and may participate in initial public offerings (“IPOs”) and in securities offerings that are not registered in the U.S.

The portfolio managers employ a bottom-up approach to stock selection, seeking to identify companies they believe have attractive long-term growth prospects, and principally select companies without being constrained by the MSCI ACWI ex USA benchmark. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage, management, financial strength and valuation. Under normal circumstances, the intended outcome is a portfolio typically consisting of between 20 and 35 growth companies with the potential to outperform the Fund’s benchmark over the long term. The process can result in significant exposure to a single country or a small number of countries. The Fund is a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries, or sectors. The Fund aims to hold securities for long periods (typically at least 5 years) which generally results in relatively low portfolio turnover and is in line with the portfolio managers’ long-term investment outlook. When assessing a company’s long-term growth prospects, the portfolio managers seek to identify and to incorporate a range of factors that are material to managing the Fund’s investment risks and maximizing capital appreciation. Such factors potentially include the environmental, social, and/or governance characteristics of the company, such as stewardship, sustainable business practices, and/or corporate culture.

The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.

Further information about the Target Fund’s investment objectives and strategies is contained in the Prospectus and Statement of Additional Information of the Target Fund, which are on file with the SEC.

Investment Policies and Restrictions

The Target Fund and the Acquiring Fund have similar fundamental investment restrictions, such that the Reorganization will not result in any material differences in the way the Target Fund has been managed and the way the Acquiring Fund will be managed after the Reorganization occurs, except that the Acquiring Fund will be managed as an ETF. As required by the 1940 Act, both BG Funds and the ETF Trust, on behalf of its series, has adopted certain fundamental investment policies including policies

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regarding borrowing money, issuing senior securities, engaging in the business of underwriting, concentrating investments in a particular industry or group of industries, purchasing and selling real estate, making loans, purchasing commodities and purchasing securities consistent with the maintenance of the status of a “diversified” investment company. The non-fundamental investment policies of the Target Fund and the Acquiring Fund are similar, with the exception of the Acquiring Fund not sharing the Target Fund’s 80% investment policy, as described above. The differences between the Target Fund’s and the Acquiring Fund’s fundamental investment policies and non-fundamental policies are set forth in a redline included in Exhibit B. If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Acquiring Fund. Fundamental investment policies may not be changed without shareholder approval. Non-fundamental policies may be changed without shareholder approval.

How do the principal investment risks of the Funds compare?

Many of the risks associated with an investment in the Target Fund and the Acquiring Fund are similar, except that, as a shareholder of the Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure. There are other important differences between the principal risks of the Target Fund and the Acquiring Fund identified in the chart below. In addition, while there are certain differences between the Acquiring Fund’s and the Target Fund’s risk disclosure, the Adviser does not expect the differences in the disclosure or description of such risks to result in or reflect any material differences in how the Acquiring Fund will be managed relative to how the Target Fund is currently managed. For example, the Target Fund and the Acquiring Fund may use different terminology to describe the risks applicable to such Fund’s principal investment strategies and the differences may reflect a clarification of the risks associated with an investment in the Acquiring Fund.

The following chart identifies the principal risks associated with each Fund. Each of the principal risks of the Acquiring Fund appears in Exhibit A.

Principal Risks	Target Fund	Acquiring Fund
Investment Style Risk	X	X
Growth Stock Risk	X	X
Long-Term Investment Strategy Risk	X	X
Non-U.S. Investment Risk	X	X
Non-Diversification Risk	X	X
Asia Risk	X	X
China Risk	X	X
Conflicts of Interest Risk	X	X
Currency Risk	X	X
Developed Markets Risk	X	X

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Principal Risks	Target Fund	Acquiring Fund
Emerging Markets Risk	X	X
Equity Securities Risk	X	X
ESG Risk	X	X
ETF Structure Risk		X
Focused Investment Risk	X	X
Geographic Focus Risk	X	X
Government and Regulatory Risk	X	X
Information Technology Risk	X	X
IPO Risk	X	X
Large-Capitalization Securities Risk	X	X
Liquidity Risk	X	X
Market Disruption and Geopolitical Risk	X	X
Market Risk	X	X
New and Smaller-Sized ETF Risk		X
New and Smaller-Sized Fund Risk	X
Periodic Rebalancing Risk		X
Risk Model Risk		X
Service Provider Risk	X	X
Settlement Risk	X	X
Small- and Medium-Capitalization Securities Risk	X	X
Valuation Risk	X	X

Who manages the Funds?

The Target Fund is a series of BG Funds. The Acquiring Fund is a series of the ETF Trust. BG Funds and the ETF Trust are each governed by a Board of Trustees, which is responsible for overseeing all business activities of the applicable Funds. The Target Fund Board and the Acquiring Fund Board are comprised of the same individuals, except the Acquiring Fund Board includes an additional individual who also serves as a trustee advisor to the Target Fund Board.

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Investment Adviser of the Funds.  The Target Funds’ and the Acquiring Funds’ investment adviser is BGOL. BGOL’s principal place of business is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland. BGOL also has an office in New York City, New York, USA. BGOL is a wholly owned subsidiary of Baillie Gifford & Co, which is controlled by its working partners. BGOL, its parent, Baillie Gifford & Co, and their affiliates are referred to as “Baillie Gifford.”

BGOL is a registered investment adviser which, together with its affiliates, advises other mutual funds and a variety of private accounts, including accounts managed on behalf of corporate and public pension plan sponsors, endowments, foundations, sovereign wealth funds, and family office clients. BGOL was organized in 1983 and had approximate assets under management of $140.5 billion as of December 31, 2024.

Portfolio Management. The same individuals responsible for the day-to-day portfolio management of the Target Fund will be responsible for the day-to-day portfolio management of the Acquiring Fund, subject to the changes described below.

Spencer Adair, Lawrence Burns, and Paulina McPadden are jointly and primarily responsible for the day-to-day management of each of the Target Fund and the Acquiring Fund. Mr. Adair has been a member of the Target Fund’s portfolio management team since 2021. Mr. Adair will retire as a portfolio manager on March 31, 2026. Mr. Burns has been a member of the Target Fund’s portfolio management team since 2017. Ms. McPadden has been a member of the Target Fund’s portfolio management team since 2017. Messrs. Adair and Burns and Ms. McPadden have been portfolio managers of the Acquiring Fund since the Acquiring Fund’s inception. On April 1, 2026, Kirsty Gibson will become a portfolio manager of the Funds.

The Statement of Additional Information for the Target Fund dated April 30, 2025, as supplemented (the “Target Fund SAI”) and the Statement of Additional Information for the Acquiring Fund dated [February __, 2026] (the “Acquiring Fund SAI”), provide additional information about the portfolio manager’s compensation, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities in the Funds.  For information on how to obtain a copy of the Target Fund SAI and the Acquiring Fund SAI, please see the section entitled “INFORMATION ABOUT THE FUNDS.”

What are the Funds’ investment management fee rates?

BG Funds, on behalf of the Target Fund, and BGOL have entered into an Investment Advisory Agreement, as amended, under the terms of which the Target Fund pays a monthly advisory fee to BGOL for investment advisory services that is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of the Target Fund’s average daily net assets:

Average Daily Net Assets of the Fund (billions)	Annual Advisory Fee Rate at Each Asset Level (percentage of the Fund’s average daily net assets)
$0 - $2 >$2 - $5 Above $5	0.40% 0.36% 0.34%

BGOL is responsible for providing certain administrative services to Target Fund shareholders as well as coordinating, overseeing and supporting services provided to Target Fund shareholders by third parties, including financial intermediaries that hold accounts with the Target Funds, pursuant to an Administration and Supervisory Agreement between BGOL and BG Funds on behalf of the Target Fund (the “Administration and Supervisory Agreement”). The Administration and Supervisory Agreement also relates to the Class K and Institutional Class shares of other series of BG Funds.

Under the Administration and Supervisory Agreement, the Target Fund pays to BGOL an Administration and Supervisory Fee quarterly, in arrears, with respect to Class K and Institutional Class shares at an annual rate of 0.17% of the Target Fund’s average net assets. For the fiscal year ended December 31, 2024, the Target Fund paid Administration and Supervisory Fees equal to 0.17% of the Target Fund’s average daily net assets.

The ETF Trust, on behalf of the Acquiring Fund, and BGOL have entered into an Investment Management Agreement (the “Management Agreement”), under which the Acquiring Fund pays BGOL a management fee quarterly for advisory services and for shareholder servicing, administrative and other services. The Acquiring Fund pays for these services under a bundled fee structure (the “Unitary Management Fee”). The

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Unitary Management Fee paid by the Acquiring Fund under the Management Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of the Acquiring Fund’s average daily net assets. The Acquiring Fund (and not BGOL) will be responsible for certain other fees and expenses that are not covered by the Unitary Management Fee under the Management Agreement. BGOL may voluntarily reimburse any Unitary Management Fees of the Acquiring Fund but is under no obligation to do so. Any voluntary reimbursements may be terminated at any time.

Fund	Annual Unitary Management Fee Rate (percentage of each Fund’s average daily net assets)
Baillie Gifford International Concentrated Growth ETF	0.72%

Under the Unitary Management Fee, BGOL bears all ordinary operating expenses of the Acquiring Fund, except for those listed below. In addition to bearing the Unitary Management Fee, the Acquiring Fund (and not BGOL) bears the following expenses: (i) expenses incurred in connection with the distribution plan adopted by the ETF Trust pursuant to Rule 12b-1 under the 1940 Act, (ii) investment-related expenses of any kind, including all fees and expenses incurred with respect to the acquisition, holding and/or disposition of portfolio securities, and any expenses incurred with respect to the reorganization, restructuring or workout-related expenses related to any investment, and the execution of portfolio transactions (such as brokerage commissions, clearing and settlement costs, and any other kind of transaction expenses and costs associated with tax reclaims or similar actions, including any fees paid on a contingent basis); (iii) borrowing and other investment-related costs and fees, including interest, commitment and other fees and costs; (iv) acquired fund fees and expenses; (v) taxes (including, but not limited to, income, excise, transfer and withholding taxes, including any accrued deferred tax liability) and governmental fees; (vi) litigation expenses of any kind (including fees and expenses of counsel retained by or on behalf of the ETF Trust or the Acquiring Fund, judgments, amounts paid in settlement, fines, penalties, fees of expert witnesses, document production fees, and all other liabilities, costs or expenses) and any fees, costs or expenses payable by the ETF Trust or the Acquiring Fund pursuant to indemnification or advancement obligations to which the ETF Trust or the Acquiring Fund may be subject (pursuant to contract or otherwise); (vii) custody or other expenses attributable to negative interest rates on investments or cash; (viii) short dividend expense; (ix) salaries and other compensation or expenses, including travel expenses, of any of the ETF Trust’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of BGOL or its subsidiaries or affiliates; (x) organizational expenses and both initial and ongoing SEC registration fees of the ETF Trust and the Acquiring Fund; (xi) costs related to any meetings of shareholders, including any costs associated with the preparation, printing, filing and transmission of proxy or information statements and proxy solicitation; (xii) fees or expenses payable or other costs incurred in connection with the Acquiring Fund’s securities lending program, if any, including any securities lending agent fees, as governed by a separate securities lending agreement; (xiii) any other expenses which are capitalized in accordance with generally accepted accounting principles; (xiv) other nonrecurring or extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the ETF Trust); and (xv) such other expenses as approved by a majority of the Board.

For the fiscal year ended December 31, 2024, after waivers and expense reimbursements, $316,606 was required to be paid by the Target Fund to BGOL for BGOL’s investment advisory services provided.  Because the Acquiring Fund has not yet commenced operations, no Unitary Management Fees have been paid to BGOL by the Acquiring Fund.

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

Shareholders of each Fund pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. You

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may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The table below shows the Annual Fund Operating Expenses of the Target Fund as of December 31, 2024 and the pro forma expenses of the combined Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of June 30, 2025, as if the Reorganization had taken place on June 30, 2025. The fee tables do not reflect the costs associated with the Reorganization that will be borne by the Fund, if any. Only pro forma combined fees and expenses information is provided for the Acquiring Fund because the Acquiring Fund will not commence operations until the Reorganization is completed.

As shown below, the Reorganization is expected to result in equal or lower total annual operating expenses for shareholders of the Target Fund (calculated as of December 31, 2024).

Target Fund shareholders will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares from the Reorganization.

Target Fund

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

	Class K	Institutional Class
Management Fees(a)	0.57%	0.57%
Distribution (12b-1) Fees	None	None
Other Expenses	0.33%	0.42%
Total Annual Fund Operating Expenses	0.90%	0.99%
Fee Waiver and/or Expense Reimbursement(b)	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	0.72%	0.81%

(a)	The Management Fee consists of an Advisory Fee and an Administration and Supervisory Fee paid by the Fund to Baillie Gifford Overseas Limited.
(b)	Baillie Gifford Overseas Limited has contractually agreed to waive its fees and/or bear Other Expenses of the Fund until April 30, 2027 to the extent that such Fund’s Total Annual Operating Expenses (excluding taxes, sub-accounting expenses and extraordinary expenses) exceed 0.72% for Class K and Institutional Class shares. This contractual agreement may only be terminated by the Board of Trustees of the Trust. Expenses after waiver/reimbursement exceed 0.72% for Institutional Class due to sub-accounting expenses of 0.09%.

Acquiring Fund (pro forma)

Management Fee	0.72%
Other Expenses(a)	None
Total Annual Fund Operating Expenses	0.72%
(a) Estimated for the current fiscal year.

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Example

The example below is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund, both before and after the Reorganization. It assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example below also applies any contractual expense waivers and/or expense reimbursements to the first year of each period listed in the table.

Although your actual costs may be higher or lower, based on these assumptions, your expenses would be:

	1 Year	3 Years	5 Years	10 Years
Baillie Gifford International Concentrated Growth Equities Fund – Institutional Class	$83	$297	$530	$1,197
Baillie Gifford International Concentrated Growth Equities Fund – Class K	$74	$269	$481	$1,091
Pro Forma – Baillie Gifford International Concentrated Growth ETF (assuming the Reorganization is completed on June 30, 2025)	$74	$230	$401	$894

How do the performance records of the Funds compare?

The Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire substantially all of the assets and assume the liabilities of the Target Fund and continue the business of the Target Fund, except that the Acquiring Fund will operate as an ETF instead of an open-end mutual fund. The Acquiring Fund will have no performance history prior to the Reorganization.

Subject to shareholder approval of the Reorganization, the Target Fund will be the “accounting survivor” after the Reorganization. This means that the Acquiring Fund will adopt the historical accounting records and performance of Institutional Class shares of the Target Fund. The Target Fund’s past performance is not necessarily an indication of how the Acquiring Fund will perform in the future. For tax purposes, each Acquiring Fund will also succeed to and take into account the items of the corresponding Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The bar chart and table below provide some indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s Institutional Class shares’ performance from year-to-year and by showing how the Target Fund’s average annual returns for the past one- and five-year periods and since inception compare with those of a broad-based securities market index. The Acquiring Fund will use the MSCI ACWI ex USA Index as its benchmark, which is the same benchmark that the Target Fund uses.

The performance of the other classes, which is shown in the table below, will differ because the classes are subject to different expenses. The Target Fund’s past performance, before and after taxes, is not necessarily an indication of how the Target Fund or Acquiring Fund will perform in the future.

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Annual Total Returns – Institutional Class Shares

Highest Quarterly Return: 44.43% (Q2, 2020)

Lowest Quarterly Return: -24.10% (Q2, 2022)

In the table below, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Institutional Class shares only, and after-tax returns for other share classes will vary. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through a tax-advantaged account.

Average Annual Total Returns for Periods Ended December 31, 2024	1 Year	5 Years	Since Fund Inception (12/14/2017)
Institutional Class Returns Before Taxes	18.34%	10.24%	10.83%
Institutional Class Returns After Taxes on Distributions	18.37%	5.60%	7.50%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	10.89%	8.20%	8.84%
Class K Returns Before Taxes	18.55%	10.35%	10.97%
Comparative Index (reflects no deductions for fees, expenses, or taxes)
MSCI ACWI ex USA Index(1)	6.09%	4.60%	5.30%

(1)	The source of the index data is MSCI Inc. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This Prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.

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The Target Fund’s past performance is not necessarily an indication of how the Funds will perform in the future.  You can obtain updated performance information at http://USmutualfund.bailliegifford.com or by calling the Funds at 1-844-394-6127.

How do the Funds’ portfolio turnover rates compare?

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. Because the Acquiring Fund has not yet commenced operations, no portfolio turnover rate is available for the Acquiring Fund. The portfolio turnover rate of each Acquiring Fund is not expected to be materially different from the portfolio turnover rate of the corresponding Target Fund.

During the fiscal year ended December 31, 2024, the Target Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Where can I find more financial and performance information about the Target Fund?

Attached as Exhibit C below are the financial highlights tables of the Target Fund. Additional information is available in the Target Fund’s Prospectus, Statement of Additional Information, and the most recent annual and semi-annual shareholder reports, as applicable. Because the Acquiring Fund has not yet commenced operations, shareholder reports for the Acquiring Fund are not available.

The Target Fund’s Prospectus is incorporated herein by reference and is legally deemed to be part of this combined Prospectus/Proxy Statement. The Target Fund’s Statement of Additional Information is also incorporated herein by reference.

The Acquiring Fund’s Statement of Additional Information is provided in Part B to this Prospectus/Proxy Statement and is legally deemed to be part of this combined Prospectus/Proxy Statement.

Each of these documents has been filed with the SEC and is available, free of charge, by (i) calling toll-free at 1-844-394-6127, (ii) accessing the documents at the Funds’ website at http://USmutualfund.bailliegifford.com, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

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PROPOSAL 2: Baillie Gifford Long Term Global Growth FUND
INTO Baillie Gifford Long Term Global Growth ETF

COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment objectives, policies and strategies of the Funds?

Baillie Gifford Long Term Global Growth Fund (for purposes of Proposal 2, the “Target Fund”) operates as an open-end mutual fund, offering shares that are redeemable on each business day and daily liquidity.  Baillie Gifford Long Term Global Growth ETF (for purposes of Proposal 2, the “Acquiring Fund” and, together with the Target Fund, the “Funds”) operates as an ETF.  As an ETF, the Acquiring Fund offers shares that are bought and sold on a national securities exchange, which gives investors the ability to buy their shares throughout the day at the current market price (which may be at a premium or discount to NAV).

The Acquiring Fund will be managed using an investment objective that is identical to that of the Target Fund and principal investment strategies that are substantially similar to those of the Target Fund as described below.

The Target Fund’s and the Acquiring Fund’s investment objective is to seek long-term capital appreciation. The Target Fund’s and the Acquiring Fund’s investment objective may be changed by the applicable Board without shareholder approval.

The Acquiring Fund’s principal investment strategies include disclosure noting that the Acquiring Fund may invest in active ETFs, ETFs that track relevant equity indices, ADRs, EDRs and GDRs.

BGOL does not expect that the differences discussed above will result in any significant changes to the management of the Acquiring Fund.

Investment Strategies

The below table shows the Target Fund’s and Acquiring Fund’s investment objective (which are identical) as well as a redline showing differences in the Funds’ summary principal investment strategy disclosure. In each redline, deleted text is shown in red strikethrough and added text is shown in blue underline. Further information about the Target Fund’s and Acquiring Fund’s respective investment objectives, strategies and risks is contained in the Target Fund’s Prospectus and SAI and the Acquiring Fund’s Prospectus and SAI. The Target Fund’s Prospectus and SAI and the Acquiring Fund’s Prospectus and SAI are on file with the SEC. The Target Fund’s Prospectus and SAI and the Acquiring Fund’s Prospectus and SAI are also incorporated herein by reference. For information regarding how to request copies of the SAIs related to either the Target Fund’s Prospectus or the Acquiring Fund’s Prospectus, please refer to page 55 of this Prospectus/Proxy Statement.

Target Fund	Acquiring Fund
Baillie Gifford Long Term Global Growth Fund seeks to provide long-term capital appreciation.	Baillie Gifford Long Term Global Growth ETF seeks to provide long-term capital appreciation.

Redline of Target Fund Investment Strategies Against Acquiring Fund Investment Strategies

The Fund is an actively managed ETF. The Fund seeks to meet its objective by investing in a portfolio of global common stocks and other equity securities without reference to benchmark constraints.

While the portfolio managers are not constrained by geographic limitations, the Fund ordinarily invests in securities of issuers located in at least six different countries. In addition, under normal circumstances, the Fund invests at least 40% of its total assets in securities of companies located

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Redline of Target Fund Investment Strategies Against Acquiring Fund Investment Strategies

outside the U.S. when market conditions are favorable, but, when market conditions are not favorable, invests at least 30% of its total assets in companies located outside the U.S. The Fund may invest in issuers located in emerging markets.

The Fund does not apply specific constraints with respect to market capitalization and may participate in initial public offerings (“IPOs”) and in securities offerings that are not registered in the U.S.

The portfolio managers employ a bottom-up approach to stock selection, seeking to identify companies they believe have attractive long-term growth prospects, and select investments without regard to the geographic, industry, sector, or individual company weightings on any index. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage, management, financial strength and valuation. Under normal circumstances, the intended outcome is a portfolio typically consisting of between 30 and 60 growth companies with the potential to outperform the Fund’s benchmark over the long term. The process can result in significant exposure to a single country or a small number of countries, and the Fund expects to have considerable exposure to Chinese companies including through China A shares, which are common stocks and other equity securities that are listed or traded on a Chinese stock exchange and which are quoted in renminbi, the official currency of China. The Fund is a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries or sectors. The Fund aims to hold securities for long periods (typically at least 5 years), which generally results in relatively low portfolio turnover and is in line with the portfolio managers’ long-term investment outlook.

When assessing a company’s long-term growth prospects, the portfolio managers seek to identify and to incorporate a range of factors that they believe are material to managing the Fund’s investment risks and maximizing capital appreciation. The Manager believes that a company selected for the Fund’s portfolio is unlikely to be financially sustainable in the long run if the portfolio managers believe that its approach to business is fundamentally out of line with changing societal expectations. The portfolio managers employ an investment process designed to identify companies with practices they believe are aligned with sustainable financial growth over the long-term, including environmental, social, and/or governance characteristics, such as stewardship, sustainable business practices, and/or corporate culture. With respect to the consideration of a company’s environmental characteristics, the portfolio managers believe that the possibility of climate-related disruptions and the related transition to a low-carbon economy present opportunities for, and specific risks relevant to, the Fund’s holdings. As a result, the portfolio managers generally seek to invest the Fund’s assets in companies that they believe are “climate-fit” for the future, which are companies that take appropriate steps (in the view of and as determined by the portfolio managers) to (i) reduce their direct and indirect greenhouse gas emissions (i.e., pursue “net zero” carbon emission ambitions or targets), (ii) integrate the related challenges into business strategies (i.e., the company undertakes steps to understand and manage the related technological, market and environmental changes confronting its business), and/or (iii) provide robust disclosure on climate change and other significant environmental issues so that investors can better assess the related investment risks and opportunities to such company. However, the portfolio managers do not employ categorical restrictions or exclusions in assessing a company’s climate-fitness. The portfolio managers expect that companies that they assess as climate-fit under the Fund’s investment process will ultimately correlate with companies that themselves are aligned with a broader global transition toward net zero carbon emissions.

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Redline of Target Fund Investment Strategies Against Acquiring Fund Investment Strategies

The portfolio managers may sell a holding if they determine there has been a material deterioration in the investment case or as appropriate to make other investments or meet redemptions.

The Fund invests in equity securities either directly or indirectly, such as through depositary receipts, and may invest in preferred stocks, convertible securities, rights and warrants. The Fund may invest to a significant extent in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The portfolio managers also have flexibility to implement the Fund’s investment strategy through investing in active ETFs and ETFs that track relevant equity indices. The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.

Further information about the Target Fund’s investment objectives and strategies is contained in the Prospectus and Statement of Additional Information of the Target Fund, which are on file with the SEC.

Investment Policies and Restrictions

The Target Fund and the Acquiring Fund have substantially similar fundamental investment restrictions, such that the Reorganization will not result in any material differences in the way the Target Fund has been managed and the way the Acquiring Fund will be managed after the Reorganization occurs, except that the Acquiring Fund will be managed as an ETF. As required by the 1940 Act, both BG Funds and the ETF Trust, on behalf of its series, has adopted certain fundamental investment policies including policies regarding borrowing money, issuing senior securities, engaging in the business of underwriting, concentrating investments in a particular industry or group of industries, purchasing and selling real estate, making loans, purchasing commodities and purchasing securities consistent with the maintenance of the status of a “diversified” investment company. The differences between the Target Fund’s and the Acquiring Fund’s fundamental investment policies and non-fundamental policies are set forth in a redline included in Exhibit B. If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Acquiring Fund. Fundamental investment policies may not be changed without shareholder approval. Non-fundamental policies may be changed without shareholder approval.

How do the principal investment risks of the Funds compare?

Many of the risks associated with an investment in the Target Fund and the Acquiring Fund are similar, except that, as a shareholder of the Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure. There are other important differences between the principal risks of the Target Fund and the Acquiring Fund identified in the chart below. In addition, while there are certain differences between the Acquiring Fund’s and the Target Fund’s risk disclosure, the Adviser does not expect the differences in the disclosure or description of such risks to result in or reflect any material differences in how the Acquiring Fund will be managed relative to how the Target Fund is currently managed. For example, the Target Fund and the Acquiring Fund may use different terminology to describe the risks applicable to such Fund’s principal investment strategies and the differences may reflect a clarification of the risks associated with an investment in the Acquiring Fund.

The following chart identifies the principal risks associated with each Fund. Each of the principal risks of the Acquiring Fund appears in Exhibit A.

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Principal Risks	Target Fund	Acquiring Fund
Investment Style Risk	X	X
Growth Stock Risk	X	X
Long-Term Investment Strategy Risk	X	X
Non-Diversification Risk	X	X
Non-U.S. Investment Risk	X	X
Asia Risk	X	X
China Risk	X	X
Conflicts of Interest Risk	X	X
Currency Risk	X	X
Developed Markets Risk	X	X
Emerging Markets Risk	X	X
Equity Securities Risk	X	X
ESG Risk	X	X
ETF Structure Risk		X
Focused Investment Risk	X	X
Government and Regulatory Risk	X	X
Information Technology Risk	X	X
IPO Risk	X	X
Large-Capitalization Securities Risk	X	X
Liquidity Risk	X	X
Market Disruption and Geopolitical Risk	X	X
Market Risk	X	X
New and Smaller-Sized ETF Risk		X
Periodic Rebalancing Risk		X

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Principal Risks	Target Fund	Acquiring Fund
Risk Model Risk		X
Service Provider Risk	X	X
Settlement Risk	X	X
Small- and Medium-Capitalization Securities Risk	X	X
Valuation Risk	X	X

Who manages the Funds?

The Target Fund is a series of BG Funds. The Acquiring Fund is a series of the ETF Trust. BG Funds and the ETF Trust are each governed by a Board of Trustees, which is responsible for overseeing all business activities of the applicable Funds. The Target Fund Board and the Acquiring Fund Board are comprised of the same individuals, except the Acquiring Fund Board includes an additional individual who also serves as a trustee advisor to the Target Fund Board.

Investment Adviser of the Funds. The Target Funds’ and the Acquiring Funds’ investment adviser is BGOL. BGOL’s principal place of business is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland. BGOL also has an office in New York City, New York, USA. BGOL is a wholly owned subsidiary of Baillie Gifford & Co, which is controlled by its working partners. BGOL, its parent, Baillie Gifford & Co, and their affiliates are referred to as “Baillie Gifford.”

BGOL is a registered investment adviser which, together with its affiliates, advises other mutual funds and a variety of private accounts, including accounts managed on behalf of corporate and public pension plan sponsors, endowments, foundations, sovereign wealth funds, and family office clients. BGOL was organized in 1983 and had approximate assets under management of $140.5 billion as of December 31, 2024.

Portfolio Management. The same individuals responsible for the day-to-day portfolio management of the Target Fund will be responsible for the day-to-day portfolio management of the Acquiring Fund.

Gemma Barkhuizen, John MacDougall, Michael Pye and Mark Urquhart are jointly and primarily responsible for the day-to-day management of each of the Target Fund and the Acquiring Fund. Ms. Barkhuizen has been a member of the Target Fund’s portfolio management team since 2022. Mr. MacDougall has been a member of the Target Fund’s portfolio management team since 2022. Mr. Pye has been a member of the Target Fund’s portfolio management team since 2022. Mr. Urquhart has been a member of the Target Fund’s portfolio management team since 2014. Messrs. MacDougall, Pye, and Urquhart and Ms. Barkhuizen have been portfolio managers of the Acquiring Fund since the Acquiring Fund’s inception.

The Statement of Additional Information for the Target Fund dated April 30, 2025, as supplemented (the “Target Fund SAI”) and the Statement of Additional Information for the Acquiring Fund dated [February __, 2026] (the “Acquiring Fund SAI”), provide additional information about the portfolio manager’s compensation, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities in the Funds.  For information on how to obtain a copy of the Target Fund SAI and the Acquiring Fund SAI, please see the section entitled “INFORMATION ABOUT THE FUNDS.”

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Are there any important features unique to Proposal 2?

Certain investors in the Target Fund may be eligible to participate in the BGIT Transition. Only investors that are “accredited investors” (as defined in the Securities Act of 1933, as amended) and who are able to meet the $25 million minimum investment requirement (or for whom such requirement is waived) will be eligible to participate in the BGIT Transition. The BGIT Transition will cause the participating investors to realize any gains or losses on their shares in the Target Fund, but is not expected to cause the Target Fund to recognize gain or loss, except to the extent securities subject to transfer restrictions need to be sold in connection with the BGIT Transition. The BGIT Transition will occur as a complete redemption from the Target Fund and a simultaneous purchase of shares of Baillie Gifford Institutional Long Term Global Growth Fund by eligible shareholders who choose to transition.

What are the Funds’ investment management fee rates?

BG Funds, on behalf of the Target Fund, and BGOL have entered into an Investment Advisory Agreement, as amended, under the terms of which the Target Fund pays a monthly advisory fee to BGOL for investment advisory services that is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of the Target Fund’s average daily net assets:

Average Daily Net Assets of the Fund (billions)	Annual Advisory Fee Rate at Each Asset Level (percentage of the Fund’s average daily net assets)
$0 - $2 >$2 - $5 Above $5	0.45% 0.41% 0.39%

BGOL is responsible for providing certain administrative services to Target Fund shareholders as well as coordinating, overseeing and supporting services provided to Target Fund shareholders by third parties, including financial intermediaries that hold accounts with the Target Funds, pursuant to the Administration and Supervisory Agreement. The Administration and Supervisory Agreement also relates to the Class K and Institutional Class shares of other series of BG Funds.

Under the Administration and Supervisory Agreement, the Target Fund pays to BGOL an Administration and Supervisory Fee quarterly, in arrears, with respect to Class K and Institutional Class shares at an annual rate of 0.17% of the Target Fund’s average net assets. For the fiscal year ended December 31, 2024, the Target Fund paid Administration and Supervisory Fees equal to 0.17% of the Target Fund’s average daily net assets.

The ETF Trust, on behalf of the Acquiring Fund, and BGOL have entered into the Management Agreement, under which the Acquiring Fund pays BGOL a management fee quarterly for advisory services and for shareholder servicing, administrative and other services. The Acquiring Fund pays for these services under the Unitary Management Fee. The Unitary Management Fee paid by the Acquiring Fund under the Management Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of the Acquiring Fund’s average daily net assets. The Acquiring Fund (and not BGOL) will be responsible for certain other fees and expenses that are not covered by the Unitary Management Fee under the Management Agreement. BGOL may voluntarily reimburse any Unitary Management Fees of the Acquiring Fund but is under no obligation to do so. Any voluntary reimbursements may be terminated at any time.

Fund	Annual Unitary Management Fee Rate (percentage of each Fund’s average daily net assets)
Baillie Gifford Long Term Global Growth ETF	0.70%

Under the Unitary Management Fee, BGOL bears all ordinary operating expenses of the Acquiring Fund, except for those listed below. In addition to bearing the Unitary Management Fee, the Acquiring Fund (and not BGOL) bears the following expenses: (i) expenses incurred in connection with the distribution plan adopted by the ETF Trust pursuant to Rule 12b-1 under the 1940 Act, (ii) investment-related expenses of any kind, including all fees and expenses incurred with respect to the acquisition, holding, and/or disposition of portfolio securities, and any expenses incurred with respect to the reorganization, restructuring or workout-related expenses related to any investment, and the execution of portfolio transactions (such as brokerage commissions, clearing and settlement costs, and any other kind of transaction expenses and costs associated with tax reclaims or similar actions, including any fees paid on a contingent basis); (iii) borrowing and other investment-related costs and fees, including interest, commitment and other fees and costs; (iv) acquired fund fees and expenses; (v) taxes (including, but not limited to, income, excise, transfer and withholding taxes, including any accrued deferred tax liability) and governmental fees; (vi) litigation expenses of any kind (including fees and expenses of counsel retained by or on behalf of the ETF Trust or the Acquiring Fund, judgments, amounts paid in settlement, fines, penalties, fees of expert witnesses, document production fees, and all other liabilities, costs or expenses) and any fees, costs or expenses payable by the ETF Trust or the Acquiring Fund pursuant to indemnification or advancement obligations to which the ETF Trust or the Acquiring Fund may be subject (pursuant to contract or otherwise); (vii) custody or other expenses attributable to negative interest rates on investments or cash; (viii) short dividend expense; (ix) salaries and other compensation or expenses, including travel expenses, of any of the ETF Trust’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of BGOL or its subsidiaries or affiliates; (x) organizational expenses and both initial and ongoing SEC registration fees of the ETF Trust and the Acquiring Fund; (xi) costs related to any meetings of shareholders, including any costs associated with the preparation, printing, filing and transmission of proxy or information statements and

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proxy solicitation; (xii) fees or expenses payable or other costs incurred in connection with the Acquiring Fund’s securities lending program, if any, including any securities lending agent fees, as governed by a separate securities lending agreement; (xiii) any other expenses which are capitalized in accordance with generally accepted accounting principles; (xiv) other nonrecurring or extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the ETF Trust); and (xv) such other expenses as approved by a majority of the Board.

For the fiscal year ended December 31, 2024, after waivers and expense reimbursements, $3,452,263 was required to be paid by the Target Fund to BGOL for BGOL’s investment advisory services provided.  Because the Acquiring Fund has not yet commenced operations, no Unitary Management Fees have been paid to BGOL by the Acquiring Fund.

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

Shareholders of each Fund pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The table below shows the Annual Fund Operating Expenses of the Target Fund as of December 31, 2024, and the pro forma expenses of the combined Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of June 30, 2025, as if the Reorganization had taken place on June 30, 2025. The fee tables do not reflect the costs associated with the Reorganization that will be borne by the Fund, if any, nor does it reflect the costs associated with the BGIT Transition. Only pro forma combined fees and expenses information is provided for the Acquiring Fund because the Acquiring Fund will not commence operations until the Reorganization is completed.

As shown below, the Reorganization is expected to result in equal or lower total annual operating expenses for any shareholders of Class K, Class 2 and Institutional Class Shares of the Target Fund (calculated as of the year ended December 31, 2024). The Reorganization is expected to result in higher total annual operating expenses for shareholders of Class 3, Class 4 and Class 5 of the Target Fund (calculated as of the year ended December 31, 2024).

Target Fund shareholders will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares from the Reorganization.

Target Fund

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

	Class K	Institutional Class
Management Fees(a)	0.62%	0.62%
Distribution (12b-1) Fees	None	None
Other Expenses(b)	0.08%	0.18%
Total Annual Fund Operating Expenses	0.70%	0.80%

(a)	The Management Fee consists of an Advisory Fee and an Administration and Supervisory Fee paid by the Fund to Baillie Gifford Overseas Limited.
(b)	Other Expenses for Institutional Class differ due to sub-accounting expenses.
(c)	Baillie Gifford Overseas Limited has contractually agreed to waive its fees and/or bear Other Expenses of the Fund until April 30, 2027 to the extent that such Fund’s Total Annual Operating Expenses (excluding taxes, sub-accounting expenses and extraordinary expenses) exceed 0.70% for Class K and Institutional Class shares. This contractual agreement may only be terminated by the Board of Trustees of the Trust.

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	Class 2	Class 3	Class 4	Class 5
Advisory Fees	0.45%	0.45%	0.45%	0.45%
Service Fees(a)	0.17%	0.10%	0.07%	0.02%
Other Expenses	0.08%	0.08%(b)	0.08%(b)	0.08%(b)
Total Annual Fund Operating Expenses(c)	0.70%	0.63%	0.60%	0.55%

(a)	Service Fees differ between the classes of the Fund to reflect varying levels of shareholder servicing fees payable to Baillie Gifford Overseas Limited.
(b)	4, and 5 were unfunded as of December 31, 2024. Therefore, Other Expenses have been estimated for these Classes based on the Other Expenses of Class 2 shares.
(c)	Baillie Gifford Overseas Limited has contractually agreed to waive its fees and/or bear Other Expenses of the Fund until April 30, 2027 to the extent that such Fund’s Total Annual Operating Expenses (excluding taxes, sub-accounting expenses and extraordinary expenses) exceed 0.70% for Class 2 shares, 0.63% for Class 3 shares, 0.60% for Class 4 shares and 0.55% for Class 5 shares. This contractual agreement may only be terminated by the Board of Trustees of the Trust.

Acquiring Fund (pro forma)

Management Fee	0.70%
Other Expenses(a)	None
Total Annual Fund Operating Expenses	0.70%
(a) Estimated for the current fiscal year.

Example

The example below is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund, both before and after the Reorganization. It assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example below also applies any contractual expense waivers and/or expense reimbursements to the first year of each period listed in the table.

Although your actual costs may be higher or lower, based on these assumptions, your expenses would be:

	1 Year	3 Years	5 Years	10 Years
Baillie Gifford Long Term Global Growth Fund – Institutional Class	$82	$255	$444	$990
Baillie Gifford Long Term Global Growth Fund – Class K	$72	$224	$390	$871
Baillie Gifford Long Term Global Growth Fund – Class 2	$72	$224	$390	$871
Baillie Gifford Long Term Global Growth Fund – Class 3	$64	$202	$351	$786
Baillie Gifford Long Term Global Growth Fund – Class 4	$61	$192	$335	$750
Baillie Gifford Long Term Global Growth Fund – Class 5	$56	$176	$307	$689
Pro Forma – Baillie Gifford Long Term Global Growth ETF (assuming the Reorganization is completed)	$72	$224	$390	$871

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How do the performance records of the Funds compare?

The Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire substantially all of the assets and assume the liabilities of the Target Fund and continue the business of the Target Fund, except that the Acquiring Fund will operate as an ETF instead of a mutual fund. The Acquiring Fund will have no performance history prior to the Reorganization.

Subject to shareholder approval of the Reorganization, the Target Fund will be the “accounting survivor” after the Reorganization. This means that the Acquiring Fund will adopt the historical accounting records and performance of Institutional Class shares of the Target Fund. The Target Fund’s past performance is not necessarily an indication of how the Acquiring Fund will perform in the future. For tax purposes, each Acquiring Fund will also succeed to and take into account the items of the corresponding Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The bar chart and table below provide some indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s Institutional Class shares’ performance from year-to-year and by showing how the Target Fund’s average annual returns for the past one-, five- and ten-year periods compare with those of a broad-based securities market index. The Acquiring Fund will use the MSCI ACWI Index as its benchmark, which is the same benchmark that the Target Fund uses.

The performance of the other classes, which is shown in the table below, will differ because the classes are subject to different expenses. The Target Fund’s past performance, before and after taxes, is not necessarily an indication of how the Target Fund or the Acquiring Fund will perform in the future.

Annual Total Returns – Institutional Class Shares(1)

Highest Quarterly Return: 44.21% (Q2, 2020)

Lowest Quarterly Return: -28.26% (Q2, 2022)

(1)	Performance for Institutional Class shares prior to their date of inception (April 28, 2017) is derived from the historical performance of Class 2 shares, which are currently closed to new investors. The historical Class 2 performance has been adjusted for the higher total annual operating expenses incurred by Institutional Class.

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In the table below, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Institutional Class shares only, and after-tax returns for other share classes will vary. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through a tax-advantaged account.

Average Annual Total Returns for Periods Ended December 31, 2024(1)	1 Year	5 Years	10 Years
Institutional Class Returns Before Taxes	24.92%	13.67%	15.43%
Institutional Class Returns After Taxes on Distributions	24.92%	12.77%	14.66%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	14.76%	10.95%	12.94%
Class K Returns Before Taxes	24.97%	13.76%	15.53%
Class 2 Returns Before Taxes	25.01%	13.77%	15.53%
Class 3 Returns Before Taxes(2)	25.01%	13.77%	15.53%
Class 4 Returns Before Taxes(3)	25.01%	13.77%	15.53%
Class 5 Returns Before Taxes(4)	25.01%	13.77%	15.53%
Comparative Index (reflects no deductions for fees, expenses, or taxes)
MSCI ACWI Index(5)	18.02%	10.57%	9.78%

(1)	Performance for Class K and Institutional Class shares prior to their date of inception (April 28, 2017) is derived from the historical performance of Class 2 shares and, for Institutional Class, has been adjusted for the higher total annual operating expenses incurred by Institutional Class.
(2)	Performance for Class 3 shares is derived from the historical performance of Class 2 shares, and has not been adjusted for the lower shareholder servicing fees applicable to Class 3 shares; had it, returns would have been higher.
(3)	Performance for Class 4 shares, which were unfunded as of December 31, 2024, is derived from the historical performance of Class 2 shares, and has not been adjusted for the lower shareholder servicing fees applicable to Class 4 shares; had it, returns would have been higher.
(4)	Performance for Class 5 shares, which were unfunded as of December 31, 2024, is derived from the historical performance of Class 2 shares, and has not been adjusted for the lower shareholder servicing fees applicable to Class 5 shares; had it, returns would have been higher.
(5)	The source of the index data is MSCI Inc. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This Prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.

The Target Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  You can obtain updated performance information at http://USmutualfund.bailliegifford.com or by calling the Funds at 1-844-394-6127.

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How do the Funds’ portfolio turnover rates compare?

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. Because the Acquiring Fund has not yet commenced operations, no portfolio turnover rate is available for the Acquiring Fund. The portfolio turnover rate of each Acquiring Fund is not expected to be materially different from the portfolio turnover rate of the corresponding Target Fund.

During the fiscal year ended December 31, 2024, the Target Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Where can I find more financial and performance information about the Target Fund?

Attached as Exhibit C below are the financial highlights tables of the Target Fund. Additional information is available in the Target Fund’s Prospectus, Statement of Additional Information, and the most recent annual and semi-annual shareholder reports, as applicable. Because the Acquiring Fund has not yet commenced operations, shareholder reports for the Acquiring Fund are not available.

The Target Fund’s Prospectus is incorporated herein by reference and is legally deemed to be part of this combined Prospectus/Proxy Statement. The Target Fund’s Statement of Additional Information is also incorporated herein by reference.

The Acquiring Fund’s Statement of Additional Information is provided in Part B to this Prospectus/Proxy Statement and is legally deemed to be part of this combined Prospectus/Proxy Statement.

Each of these documents has been filed with the SEC and is available, free of charge, by (i) calling toll-free at 1-844-394-6127, (ii) accessing the documents at the Funds’ website at http://USmutualfund.bailliegifford.com, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

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PROPOSAL 3: Baillie Gifford U.S. Equity Growth FUND
INTO Baillie Gifford U.S. Equity Growth ETF

COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment objectives, policies and strategies of the Funds?

Baillie Gifford U.S. Equity Growth Fund (for purposes of Proposal 3, the “Target Fund”) operates as an open-end mutual fund, offering shares that are redeemable on each business day and daily liquidity.  Baillie Gifford U.S. Equity Growth ETF (for purposes of Proposal 3, the “Acquiring Fund” and, together with the Target Fund, the “Funds”) operates as an ETF.  As an ETF, the Acquiring Fund offers shares that are bought and sold on a national securities exchange, which gives investors the ability to buy their shares throughout the day at the current market price (which may be at a premium or discount to NAV).

The Acquiring Fund will be managed using an investment objective that is identical to that of the Target Fund and principal investment strategies that are substantially similar to those of the Target Fund, as described below.

The Target Fund’s and the Acquiring Fund’s investment objective is to seek capital appreciation. The Target Fund’s and the Acquiring Fund’s investment objective may be changed by the applicable Board without shareholder approval.

The Acquiring Fund’s principal investment strategies include disclosure noting that the Acquiring Fund may invest in active ETFs and ETFs that track relevant equity indices.

BGOL does not expect that the differences discussed above will result in any significant changes to the management of the Acquiring Fund.

Investment Strategies

The below table shows the Target Fund’s and Acquiring Fund’s investment objective (which are identical) as well as a redline showing differences in the Funds’ summary principal investment strategy disclosure. In each redline, deleted text is shown in red strikethrough and added text is shown in blue underline. Further information about the Target Fund’s and Acquiring Fund’s respective investment objectives, strategies and risks is contained in the Target Fund’s Prospectus and SAI and the Acquiring Fund’s Prospectus and SAI. The Target Fund’s Prospectus and SAI and the Acquiring Fund’s Prospectus and SAI are on file with the SEC. The Target Fund’s Prospectus and SAI and the Acquiring Fund’s Prospectus and SAI are also incorporated herein by reference. For information regarding how to request copies of the SAIs related to either the Target Fund’s Prospectus or the Acquiring Fund’s Prospectus, please refer to page 55 of this Prospectus/Proxy Statement.

Target Fund	Acquiring Fund
Baillie Gifford U.S. Equity Growth Fund seeks capital appreciation.	Baillie Gifford U.S. Equity Growth ETF seeks capital appreciation.

Redline of Target Fund Investment Strategies Against Acquiring Fund Investment Strategies

The Fund is an actively managed ETF. The Fund seeks to meet its objective by investing in a portfolio of equities, which include common stock and other equity securities, of issuers located in the U.S.

The portfolio managers seek to identify exceptional growth businesses in the U.S. and to own them for long enough that the advantages of their business models and the strength of their cultures support positive relative performance over the long term.

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Redline of Target Fund Investment Strategies Against Acquiring Fund Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in the U.S. The Fund invests in equity securities either directly or indirectly, such as through depositary receipts, and may invest in preferred stocks, convertible securities, rights and warrants. The portfolio managers also have flexibility to implement the Fund’s investment strategy through investing in active ETFs and ETFs that track relevant equity indices. The Fund typically invests primarily in issuers with a market capitalization of more than $1.5 billion at the time of purchase and may participate in initial public offerings (“IPOs”).

The portfolio managers employ a bottom-up approach to stock selection, seeking to identify companies they believe have attractive long-term growth prospects, and select companies without being constrained by a benchmark. Under normal circumstances, the intended outcome is a portfolio typically consisting of between 30 and 50 growth companies with the potential to outperform the Fund’s benchmarks over the long term. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage, management, financial strength and valuation. The Fund is a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries or sectors The Fund aims to hold securities for long periods (typically at least 5 years) which generally results in relatively low portfolio turnover and is in line with the portfolio managers’ long-term investment outlook. When assessing a company’s long-term growth prospects, the portfolio managers seek to identify and to incorporate a range of factors that are material to managing the Fund’s investment risks and maximizing capital appreciation. Such factors potentially include the environmental, social, and/or governance characteristics of the company, such as stewardship, sustainable business practices, and/or corporate culture.

Further information about the Target Fund’s investment objectives and strategies is contained in the Prospectus and Statement of Additional Information of the Target Fund, which are on file with the SEC.

Investment Policies and Restrictions

The Target Fund and the Acquiring Fund have substantially similar fundamental investment restrictions, such that the Reorganization will not result in any material differences in the way the Target Fund has been managed and the way the Acquiring Fund will be managed after the Reorganization occurs, except that the Acquiring Fund will be managed as an ETF. As required by the 1940 Act, both BG Funds and the ETF Trust, on behalf of its series, has adopted certain fundamental investment policies including policies regarding borrowing money, issuing senior securities, engaging in the business of underwriting, concentrating investments in a particular industry or group of industries, purchasing and selling real estate, making loans, purchasing commodities and purchasing securities consistent with the maintenance of the status of a “diversified” investment company. The differences between the Target Fund’s and the Acquiring Fund’s fundamental investment policies and non-fundamental policies are set forth in a redline included in Exhibit B. If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Acquiring Fund. Fundamental investment policies may not be changed without shareholder approval. Non-fundamental policies may be changed without shareholder approval.

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How do the principal investment risks of the Funds compare?

Many of the risks associated with an investment in the Target Fund and the Acquiring Fund are similar, except that, as a shareholder of the Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure. There are other important differences between the principal risks of the Target Fund and the Acquiring Fund identified in the chart below. In addition, while there are certain differences between the Acquiring Fund’s and the Target Fund’s risk disclosure, the Adviser does not expect the differences in the disclosure or description of such risks to result in or reflect any material differences in how the Acquiring Fund will be managed relative to how the Target Fund is currently managed. For example, the Target Fund and the Acquiring Fund may use different terminology to describe the risks applicable to such Fund’s principal investment strategies and the differences may reflect a clarification of the risks associated with an investment in the Acquiring Fund.

The following chart identifies the principal risks associated with each Fund. Each of the principal risks of the Acquiring Fund appears in Exhibit A.

Principal Risks	Target Fund	Acquiring Fund
Investment Style Risk	X	X
Growth Stock Risk	X	X
Long-Term Investment Strategy Risk	X	X
Geographic Focus Risk	X	X
Non-Diversification Risk	X	X
Conflicts of Interest Risk	X	X
Developed Markets Risk	X	X
Equity Securities Risk	X	X
ESG Risk	X	X
ETF Structure Risk		X
Focused Investment Risk	X	X
Government and Regulatory Risk	X	X
Information Technology Risk	X	X
IPO Risk	X	X
Large-Capitalization Securities Risk	X	X
Liquidity Risk	X	X

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Principal Risks	Target Fund	Acquiring Fund
Market Disruption and Geopolitical Risk	X	X
Market Risk	X	X
New and Smaller-Sized ETF Risk		X
New and Smaller-Sized Funds Risk	X
Periodic Rebalancing Risk		X
Risk Model Risk		X
Service Provider Risk	X	X
Small- and Medium-Capitalization Securities Risk	X	X
Valuation Risk	X	X

Who manages the Funds?

The Target Fund is a series of BG Funds. The Acquiring Fund is a series of the ETF Trust. BG Funds and the ETF Trust are each governed by a Board of Trustees, which is responsible for overseeing all business activities of the applicable Funds. The Target Fund Board and the Acquiring Fund Board are comprised of the same individuals, except the Acquiring Fund Board includes an additional individual who also serves as a trustee advisor to the Target Fund Board.

Investment Adviser of the Funds.  The Target Funds’ and the Acquiring Funds’ investment adviser is BGOL. BGOL’s principal place of business is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland. BGOL also has an office in New York City, New York, USA. BGOL is a wholly owned subsidiary of Baillie Gifford & Co, which is controlled by its working partners. BGOL, its parent, Baillie Gifford & Co, and their affiliates are referred to as “Baillie Gifford.”

BGOL is a registered investment adviser which, together with its affiliates, advises other mutual funds and a variety of private accounts, including accounts managed on behalf of corporate and public pension plan sponsors, endowments, foundations, sovereign wealth funds, and family office clients. BGOL was organized in 1983 and had approximate assets under management of $140.5 billion as of December 31, 2024.

Portfolio Management. The same individuals responsible for the day-to-day portfolio management of the Target Fund will be responsible for the day-to-day portfolio management of the Acquiring Fund.

Dave Bujnowski, Kirsty Gibson, Lillian Li, Gary Robinson and Tom Slater are jointly and primarily responsible for the day-to-day management of each of the Target Fund and the Acquiring Fund. Mr. Bujnowski has been a member of the Target Fund’s portfolio management team since 2020. Ms. Gibson has been a member of the Target Fund’s portfolio management team since 2016. Ms. Li has been a member of the Target Fund’s portfolio management team since 2025. Mr. Robinson has been a member of the Target Fund’s portfolio management team since 2016. Mr. Slater has been a member of the Target Fund’s portfolio management team since 2016. Messrs. Bujnowski, Robinson, and Slater and Mses. Gibson and Li have been portfolio managers of the Acquiring Fund since the Acquiring Fund’s inception.

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The Statement of Additional Information for the Target Fund dated April 30, 2025, as supplemented (the “Target Fund SAI”) and the Statement of Additional Information for the Acquiring Fund dated [February __, 2026] (the “Acquiring Fund SAI”), provide additional information about the portfolio manager’s compensation, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities in the Funds.  For information on how to obtain a copy of the Target Fund SAI and the Acquiring Fund SAI, please see the section entitled “INFORMATION ABOUT THE FUNDS.”

What are the Funds’ investment management fee rates?

BG Funds, on behalf of the Target Fund, and BGOL have entered into an Investment Advisory Agreement, as amended, under the terms of which the Target Fund pays a monthly advisory fee to BGOL for investment advisory services that is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of the Target Fund’s average daily net assets:

Average Daily Net Assets of the Fund (billions)	Annual Advisory Fee Rate at Each Asset Level (percentage of the Fund’s average daily net assets)
$0 - $2 >$2 - $5 Above $5	0.33% 0.29% 0.27%

BGOL is responsible for providing certain administrative services to Target Fund shareholders as well as coordinating, overseeing and supporting services provided to Target Fund shareholders by third parties, including financial intermediaries that hold accounts with the Target Funds, pursuant to the Administration and Supervisory Agreement. The Administration and Supervisory Agreement also relates to the Class K and Institutional Class shares of other series of BG Funds.

Under the Administration and Supervisory Agreement, the Target Fund pays to BGOL an Administration and Supervisory Fee quarterly, in arrears, with respect to Class K and Institutional Class shares at an annual rate of 0.17% of the Target Fund's average net assets. For the fiscal year ended December 31, 2024, the Target Fund paid Administration and Supervisory Fees equal to 0.17% of the Target Fund's average daily net assets.

The ETF Trust, on behalf of the Acquiring Fund, and BGOL have entered into the Management Agreement, under which the Acquiring Fund pays BGOL a management fee quarterly for advisory services and for shareholder servicing, administrative and other services. The Acquiring Fund pays for these services under the Unitary Management Fee. The Unitary Management Fee paid by the Acquiring Fund under the Management Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of the Acquiring Fund’s average daily net assets. The Acquiring Fund (and not BGOL) will be responsible for certain other fees and expenses that are not covered by the Unitary Management Fee under the Management Agreement. BGOL may voluntarily reimburse any Unitary Management Fee of the Acquiring Fund but is under no obligation to do so. Any voluntary reimbursements may be terminated at any time.

Fund	Annual Unitary Management Fee Rate (percentage of each Fund’s average daily net assets)
Baillie Gifford U.S. Equity Growth ETF	0.65%

Under the Unitary Management Fee, BGOL bears all ordinary operating expenses of the Acquiring Fund, except for those listed below. In addition to bearing the Unitary Management Fee, the Acquiring Fund (and not BGOL) bears the following expenses: (i) expenses incurred in connection with the distribution plan adopted by the ETF Trust pursuant to Rule 12b-1 under the 1940 Act, (ii) investment-related expenses of any kind, including all fees and expenses incurred with respect to the acquisition, holding, and/or disposition of portfolio securities, and any expenses incurred with respect to the reorganization, restructuring or workout-related expenses related to any investment, and the execution of portfolio transactions (such as brokerage commissions, clearing and settlement costs, and any other kind of transaction expenses and costs associated with tax reclaims or similar actions, including any fees paid on a contingent basis); (iii) borrowing and other investment-related costs and fees, including interest, commitment and other fees and costs; (iv) acquired fund fees and expenses; (v) taxes (including, but not limited to, income, excise, transfer and withholding taxes, including any accrued deferred tax liability) and governmental fees; (vi) litigation expenses of any kind (including fees and expenses of counsel retained by or on behalf of the ETF Trust or the Acquiring Fund, judgments, amounts paid in settlement, fines, penalties, fees of expert witnesses, document production fees, and all other liabilities, costs or expenses) and any fees, costs or expenses payable by the ETF Trust or the Acquiring Fund pursuant to indemnification or advancement obligations to which the ETF

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Trust or the Acquiring Fund may be subject (pursuant to contract or otherwise); (vii) custody or other expenses attributable to negative interest rates on investments or cash; (viii) short dividend expense; (ix) salaries and other compensation or expenses, including travel expenses, of any of the ETF Trust’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of BGOL or its subsidiaries or affiliates; (x) organizational expenses and both initial and ongoing SEC registration fees of the ETF Trust and the Acquiring Fund; (xi) costs related to any meetings of shareholders, including any costs associated with the preparation, printing, filing and transmission of proxy or information statements and proxy solicitation; (xii) fees or expenses payable or other costs incurred in connection with the Acquiring Fund’s securities lending program, if any, including any securities lending agent fees, as governed by a separate securities lending agreement; (xiii) any other expenses which are capitalized in accordance with generally accepted accounting principles; (xiv) other nonrecurring or extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the ETF Trust); and (xv) such other expenses as approved by a majority of the Board.

For the fiscal year ended December 31, 2024, after waivers and expense reimbursements, $98,052 was required to be paid by the Target Fund to BGOL for BGOL’s investment advisory services provided.  Because the Acquiring Fund has not yet commenced operations, no Unitary Management Fees fees have been paid to BGOL by the Acquiring Fund.

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

Shareholders of each Fund pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The table below shows the Annual Fund Operating Expenses of the Target Fund as of December 31, 2024, and the pro forma expenses of the combined Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of June 30, 2025, as if the Reorganization had taken place on June 30, 2025. The fee tables do not reflect the costs associated with the Reorganization that will be borne by the Fund, if any. Only pro forma combined fees and expenses information is provided for the Acquiring Fund because the Acquiring Fund will not commence operations until the Reorganization is completed.

As shown below, the Reorganization is expected to result in equal or lower total annual operating expenses for shareholders of the Target Fund (calculated as of December 31, 2024).

Target Fund shareholders will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares from the Reorganization.

Target Fund

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

	Class K	Institutional Class
Management Fees(a)	0.50%	0.50%
Distribution (12b-1) Fees	None	None
Other Expenses	0.75%	0.85%
Total Annual Fund Operating Expenses	1.25%	1.35%(b)
Fee Waiver and/or Expense Reimbursement(c)	(0.60)%	(0.60)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(c)	0.65%	0.75%

(a)	The Management Fee consists of an Advisory Fee and an Administration and Supervisory Fee paid by the Fund to Baillie Gifford Overseas Limited.
(b)	Total Annual Fund Operating Expenses for the year ended December 31, 2024 do not match the financial statements due to rounding.
(c)	Baillie Gifford Overseas Limited has contractually agreed to waive its fees and/or bear Other Expenses of the Fund until April 30, 2027 to the extent that such Fund’s Total Annual Operating Expenses (excluding taxes, sub-accounting expenses and extraordinary expenses) exceed 0.65% for Class K and Institutional Class shares. This contractual agreement may only be terminated by the Board of Trustees of the Trust. Expenses after waiver/reimbursement exceed 0.65% for Institutional Class due to sub-accounting expenses of 0.10%.

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Acquiring Fund (pro forma)

Management Fee	0.65%
Other Expenses(a)	None
Total Annual Fund Operating Expenses	0.65%
(a) Estimated for the current fiscal year.

Example

The example below is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund, both before and after the Reorganization. It assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example below also applies any contractual expense waivers and/or expense reimbursements to the first year of each period listed in the table.

Although your actual costs may be higher or lower, based on these assumptions, your expenses would be:

	1 Year	3 Years	5 Years	10 Years
Baillie Gifford U.S. Equity Growth Fund – Institutional Class	$77	$368	$682	$1,572
Baillie Gifford U.S. Equity Growth Fund – Class K	$66	$337	$629	$1,458
Pro Forma – Baillie Gifford U.S. Equity Growth ETF (assuming the Reorganization is completed)	$66	$208	$362	$810

How do the performance records of the Funds compare?

The Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire substantially all of the assets and assume the liabilities of the Target Fund and continue the business of the Target Fund, except that the Acquiring Fund will operate as an ETF instead of a mutual fund. The Acquiring Fund will have no performance history prior to the Reorganization.

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Subject to shareholder approval of the Reorganization, the Target Fund will be the “accounting survivor” after the Reorganization. This means that the Acquiring Fund will adopt the historical accounting records and performance of Institutional Class shares of the Target Fund. The Target Fund’s past performance is not necessarily an indication of how the Acquiring Fund will perform in the future. For tax purposes, each Acquiring Fund will also succeed to and take into account the items of the corresponding Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The bar chart and table below provide some indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s Institutional Class shares’ performance from year-to-year and by showing how the Target Fund’s average annual returns for the past one and five-year periods and since inception compare with those of a broad-based securities market index. The Acquiring Fund will use the S&P 500 Index as its primary benchmark and the Russell 100 Growth Index as its secondary benchmark, which are the same benchmarks that the Target Fund uses.

The performance of the other classes, which is shown in the table below, will differ because the classes are subject to different expenses. The Target Fund’s past performance, before and after taxes, is not necessarily an indication of how the Target Fund or Acquiring Fund will perform in the future.

Annual Total Returns – Institutional Class Shares(1)(2)

Highest Quarterly Return: 55.77% (Q2, 2020)

Lowest Quarterly Return: -38.41% (Q2, 2022)

(1)	The inception date for Baillie Gifford U.S. Equity Growth Fund is December 5, 2016, when Baillie Gifford International, LLC purchased Class 1 shares. Classes 1-5 of the Fund were terminated effective May 1, 2017, and Class 1 shares were converted to Class K shares. For the period from January 1, 2017 to May 1, 2017, the performance shown is for Class 1 shares and has been adjusted for the higher total annual operating expenses incurred by Institutional Class.
(2)	Excluding reimbursement received from the Manager, total return for 2019 was 29.72%.

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In the table below, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Institutional Class shares only, and after-tax returns for other share classes will vary. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through a tax-advantaged account.

Average Annual Total Returns for Periods Ended December 31, 2024	1 Year	5 Years	Since Fund Inception (12/05/2016)
Institutional Class Returns Before Taxes(1)(2)	30.44%	12.76%	16.58%
Institutional Class Returns After Taxes on Distributions(1)(2)	30.44%	11.58%	15.69%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares(1)(2)	18.02%	10.14%	13.81%
Class K Returns Before Taxes(3)	30.59%	12.86%	16.66%
Comparative Index (reflects no deductions for fees, expenses, or taxes)
S&P 500 Index(4)	25.02%	14.51%	14.89%
Russell 1000 Growth Index(5)	33.36%	18.94%	19.53%

(1)	Performance for Institutional Class shares prior to their date of inception (April 28, 2017) is derived from the historical performance of Class 1 shares and has been adjusted for the higher total annual operating expenses incurred by Institutional Class.
(2)	If reimbursement received from the Manager in 2019 were excluded, the total return would be lower.
(3)	The inception date for Baillie Gifford U.S. Equity Growth Fund is December 5, 2016, when Baillie Gifford International, LLC purchased Class 1 shares. Classes 1-5 of the Fund were terminated effective May 1, 2017, and Class 1 shares were converted to Class K shares. For periods prior to May 1, 2017, the performance shown is based on the performance for Class 1 shares.
(4)	The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
(5)	The source of the index data is London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”).© LSE Group 2020. FTSE Russell is a trading name of certain of the LSE Group companies. “Russell®” is a trademark(s) of the relevant LSE Group companies and is used by any other LSE Group company under license. “TMX®” is a trademark of TSX, Inc. and used by the LSE Group under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this Prospectus. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this Prospectus.

The Target Fund’s past performance is not necessarily an indication of how the Funds will perform in the future. You can obtain updated performance information at http://USmutualfund.bailliegifford.com or by calling the Funds at 1-844-394-6127.

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How do the Funds’ portfolio turnover rates compare?

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. Because the Acquiring Fund has not yet commenced operations, no portfolio turnover rate is available for the Acquiring Fund. The portfolio turnover rate of each Acquiring Fund is not expected to be materially different from the portfolio turnover rate of the corresponding Target Fund.

During the fiscal year ended December 31, 2024, the Target Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Where can I find more financial and performance information about the Target Fund?

Attached as Exhibit C below are the financial highlights tables of the Target Fund. Additional information is available in the Target Fund’s Prospectus, Statement of Additional Information, and the most recent annual and semi-annual shareholder reports, as applicable. Because the Acquiring Fund has not yet commenced operations, shareholder reports for the Acquiring Fund are not available.

The Target Fund’s Prospectus is incorporated herein by reference and is legally deemed to be part of this combined Prospectus/Proxy Statement. The Target Fund’s Statement of Additional Information is also incorporated herein by reference.

The Acquiring Fund’s Statement of Additional Information is provided in Part B to this Prospectus/Proxy Statement and is legally deemed to be part of this combined Prospectus/Proxy Statement.

Each of these documents has been filed with the SEC and is available, free of charge, by (i) calling toll-free at 1-844-394-6127, (ii) accessing the documents at the Funds’ website at http://USmutualfund.bailliegifford.com, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

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COMPARISON OF OTHER KEY FEATURES OF THE FUNDS

What are the purchase and sale procedures of the Target Funds and Acquiring Funds?

Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford Long Term Global Growth Fund and Baillie Gifford U.S. Equity Growth Fund (each, a “Target Fund” and, together, the “Target Funds”) and Baillie Gifford International Concentrated Growth ETF, Baillie Gifford Long Term Global Growth ETF and Baillie Gifford U.S. Equity Growth ETF (each, an “Acquiring Fund” and, together, the “Acquiring Funds”) have different procedures for purchasing, exchanging, and redeeming shares, which are summarized below.

Target Funds

Shares of each Target Fund are sold without a sales charge. Your price for a Target Fund’s shares is the Target Fund’s NAV which is calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier) every day the NYSE is open. For more information, see the “Shares—How Shares are Priced” section of each Target Fund’s Prospectus. Initial and subsequent investments in certain classes of Target Fund shares are subject to investment minimums, as set forth in the “Shares—Restrictions on Buying or Exchanging Shares” section of each Target Fund’s Prospectus(es).

Shares of the Target Funds will be sold at the next NAV calculated after an order is accepted by the Target Fund’s transfer agent or a dealer, broker or other service provider. Subject to certain restrictions described in each Target Fund’s Prospectus, Target Fund shareholders may exchange from shares of one Target Fund into the same Class of another Target Fund or fund offered in a different prospectus, provided that the investment meets the minimum initial investment and any other requirements of the same Class of the other fund and that the shares of the same Class of the other fund are eligible for sale in the shareholder’s state of residence. Further information about conversion of shares between classes of the same Target Fund may be found in the Target Fund’s Statement of Additional Information.

Acquiring Funds

Shares of each Acquiring Fund are also sold without a sales charge.  Because the Acquiring Funds are ETFs, however, they issue and redeem shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”). Only authorized participants (“Authorized Participants”) may engage in purchase or redemption transactions directly with the Acquiring Fund. The NAV of Acquiring Fund Shares, similar to the NAV of Target Fund shares, is determined at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open. Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares of an Acquiring Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of an Acquiring Fund (bid) and the lowest price a seller is willing to accept for shares of an Acquiring Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Shares of Baillie Gifford International Concentrated Growth ETF, Baillie Gifford Long Term Global Growth ETF and Baillie Gifford U.S. Equity Growth ETF are listed for trading on the Exchange. Acquiring Fund Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares at their market price, and shares typically trade in blocks smaller than a Creation Unit. There is no minimum

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investment required. Acquiring Fund Shares may only be purchased and sold on the secondary market when the NYSE is open for trading.

When buying or selling Acquiring Fund Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the ask price in the secondary market on each leg of a round trip (purchase and sale) transaction. Authorized Participants may acquire Acquiring Fund Shares directly from an Acquiring Fund, and Authorized Participants may tender their Acquiring Fund Shares for redemption directly to an Acquiring Fund, at NAV per share only in large blocks, or Creation Units, of shares. Purchases and redemptions directly with an Acquiring Fund must follow an Acquiring Fund’s procedures, which are described in each Acquiring Fund’s Statement of Additional Information. The Acquiring Funds do not have exchange privileges. Additional information and specific instructions explaining how to buy shares of each Acquiring Fund are outlined in each Acquiring Fund’s Prospectus under the heading “Shares—How to Buy and Sell Shares.”

What are the distribution arrangements for the Target Funds and Acquiring Funds?

Target Funds

Shares of the Target Funds are sold on a continuous basis by Baillie Gifford Funds Services LLC (“BGFS”), the Funds’ principal underwriter.

You will not be charged any sales charges, commissions, or transactions fees in the Reorganizations.

Class 2, Class 3, Class 4 and Class 5 (Baillie Gifford Long Term Global Growth Fund only)

You may purchase or exchange shares of Baillie Gifford Long Term Global Growth Fund by submitting a request directly to BGOL. You may redeem Baillie Gifford Long Term Global Growth Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading by sending a written request in the form prescribed by BGOL by email to BG Funds at bgnavtrading@bailliegifford.com. The initial investment minimums for Baillie Gifford Long Term Global Growth Fund shares is $25 million for Class 2, $100 million for Class 3, $200 million for Class 4, and $500 million for Class 5. Eligibility for Class 2, Class 3, Class 4 and Class 5 shares shall be determined with reference to the market value of assets managed by BGOL and its affiliates for the shareholder, whether in the Baillie Gifford Long Term Global Growth Fund, another pooled vehicle or otherwise. There are no subsequent investment minimums.

Class K and Institutional Class

You may purchase Institutional Class or Class K shares of a Target Fund through a financial intermediary and for Class K, you may also email a purchase request to the Bank of New York Mellon (the “Transfer Agent”) at bgusinsttrades@bny.com. The initial and subsequent investment minimums for Target Fund shares is $10 million for Class K and none for Institutional Class. There are no subsequent investment minimums imposed by the Fund. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums. You may redeem your Class K and Institutional Class Shares either through your broker or financial intermediary, or by emailing a redemption request to the Transfer Agent at bgusinsttrades@bny.com.

Payments to Broker-Dealers and Other Financial Intermediaries

For Class K and Institutional Class, if you purchase Target Fund shares through a broker-dealer or other financial intermediary, the Target Fund and its related companies may pay the intermediary for services the intermediary provides to Target Fund shareholders. These payments are not primarily intended to result in the sale of Target Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Target Fund over another investment. In addition to the fees and expenses described in the “What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?” section above for each Reorganization, your broker-

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dealer or financial intermediary may charge commissions or other fees on purchases and sales of the Class K or Institutional Class shares of the Fund. Ask your salesperson or visit your financial intermediary’s web site for more information.

Acquiring Funds

BGFS or its agent distributes Creation Units for the Acquiring Funds on an agency basis. BGFS does not maintain a secondary market in shares of the Acquiring Funds.

The ETF Trust has entered into a Distribution Agreement with BGFS (“Acquiring Fund Distribution Agreement”), under which BGFS, as agent, reviews and approves orders by authorized participants to create and redeem Acquiring Fund shares in Creation Units. BGFS is a broker-dealer registered under the Exchange Act and a member of FINRA. The ETF Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “ETF Distribution Plan”). However, no distribution payments under Rule 12b-1 have been authorized by the Acquiring Fund Board as of the date of this combined Prospectus/Proxy Statement, and no distribution fees under Rule 12b-1 are currently payable under the Distribution Plan. If the Acquiring Fund Board authorizes distribution payments pursuant to Rule 12b-1 in the future, BGOL or another service provider might collect distribution fees under Rule 12b-1, but only after appropriate authorization by the Acquiring Fund Board and after the Acquiring Funds’ prospectus has been updated to reflect such additional fees. Should distribution payments under Rule 12b-1 be collected, these fees would be paid out of the applicable Acquiring Fund’s assets on an ongoing basis, and over time these fees could increase the cost of your investment and may cost you more than paying other types of sales charges.

BGFS may also enter into agreements with securities dealers (“Dealers”) who will assist in the distribution of Acquiring Fund Shares. BGFS will only enter into agreements with firms wishing to purchase Creation Units if the firm qualifies as an Authorized Participant or Depositary Trust Company participant.

What are other key features of the Funds?

Other Service Providers

Target Funds. The Bank of New York Mellon (“BNY”), 240 Greenwich Street, New York, New York 10286, or an affiliate of BNY, serves as transfer agent, administrator, custodian and fund accounting agent for BG Funds. Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm of BG Funds.

Acquiring Funds. BNY also serves as the ETF Trust’s transfer agent, administrator, custodian and fund accounting agent. Cohen & Company, Ltd., located at 342 N. Water St., Suite 830, Milwaukee, WI 53202, also serves as the ETF Trust’s independent registered public accounting firm.

Fiscal Years

The fiscal/tax year end of the Target Funds is December 31.  The fiscal/tax year end for the Acquiring Funds will be the same as the Target Funds.

Dividends and Distributions

Target Funds. The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Target Fund class. Dividends and distributions are paid separately for each class of Target Fund shares. Dividends from

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the net investment income of each Target Fund will be declared and paid annually. The Target Funds will distribute any net realized long- or short-term capital gains at least annually.

Acquiring Funds. Ordinarily, dividends from net investment income, if any, are declared and paid at least annually. The Acquiring Funds generally distribute net realized capital gains, if any, to shareholders annually. The Acquiring Funds may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

Tax

The Target Funds and Acquiring Funds intend to maintain the required level of diversification and otherwise conduct their operations so as to qualify as regulated investment companies for purposes of the Code. The Acquiring Funds, as ETFs, may present certain tax efficiencies for investors as compared to the Target Funds, as mutual funds.  ETFs typically redeem their shares with in-kind distributions of assets, and they typically do not recognize capital gain on the in-kind redemption of their shares.  The Acquiring Funds will typically create and redeem Creation Units on an in-kind basis, thereby minimizing each Acquiring Fund’s recognition of gain with respect to any appreciated securities it redeems in kind.  In contrast, when portfolio securities are sold within a Target Fund, the sale can cause the recognition of capital gains within such Target Fund that generally would cause a taxable distribution to all of its shareholders—even if the shareholders may have an unrealized loss on their overall investment in the Target Fund.  For more information about the tax implications of investments in the Funds, see each Target Fund Prospectus under the heading “Distributions and Taxes,” and each Acquiring Fund’s Statement of Additional Information under the heading “Distributions and Taxes.”

BACKGROUND AND BOARD’S CONSIDERATIONS RELATING TO THE REORGANIZATIONS

On December 9, 2025, the Target Fund Board and the Acquiring Fund Board (collectively, the “Board”)1 approved the Reorganizations on behalf the Target Funds and the Acquiring Funds (collectively, the “Funds”), respectively. For the reasons discussed below, with respect to each Reorganization, the Board, including the Trustees who are not “interested persons,” as defined in the 1940 Act, of the Funds (the “Independent Trustees”), determined that participation by each Fund in the applicable Reorganization is in the best interests of each Fund and that the interests of existing shareholders of each Fund, if any, would not be diluted as a result of the applicable Reorganization.

The Board considered the Reorganizations over the course of meetings held on June 16 & 18-19, 2025 (Target Fund Board only),2 October 1-2, 2025 and December 8-9, 2025. At those meetings, BGOL, the investment adviser to the Funds, and legal counsel to the Funds provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, and also responded to questions raised by the Board in connection with the meetings. In connection with the Board’s review, the Independent Trustees requested and reviewed written information from BGOL, met with representatives of BGOL, and met in private sessions with independent legal counsel to the Independent Trustees without BGOL present, and reviewed with legal counsel to the Funds and independent legal counsel applicable law and their duties in considering the Reorganizations.

1 The Target Fund Board and the Acquiring Fund Board are comprised of the same individuals, except the Acquiring Fund Board includes an additional individual who also serves as a trustee advisor to the Target Fund Board.

2 The Acquiring Fund Board held its organizational meeting on October 1-2, 2025.

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The Board considered that BGOL recommended each Reorganization because of operational and tax advantages that each Acquiring Fund, as an ETF, would provide compared to each Target Fund, an open-end mutual fund, as well as other factors, including: the total (net) expense ratio of each Acquiring Fund would be equal to the total (net) expense ratio (giving effect to the current expense limitation) of Class K shares of the corresponding Target Fund (in each case, calculated as of the year ended December 31, 2024); expected lower portfolio transaction costs and greater tax efficiency; the anticipated tax-free nature of each Reorganization transaction; the compatibility of the investment objective and strategies of each Target Fund and the corresponding Acquiring Fund; the continuity of BGOL’s management, including portfolio management teams; and the ability of each Acquiring Fund to retain the performance track record of the corresponding Target Fund. The Board also considered that BGOL’s recommendation was based on BGOL’s view that it would be better able to grow the Acquiring Funds if the Reorganizations take place, and that the reasons for BGOL's view include ongoing trends of net inflows for actively managed ETFs, expected demand for BGOL advised actively managed ETFs, ongoing trends of net outflows from actively managed mutual funds, and the Target Funds’ respective asset sizes and recent flows. Additional factors the Board considered in connection with each Reorganization, based on the information provided, included, among others: the ability of Target Fund shareholders to redeem or exchange their shares of the Target Funds prior to the Reorganizations; that BGOL and/or its affiliates will bear the direct expenses incurred in connection with the Reorganizations, as well as trading costs generated by portfolio trading activity prior to the Reorganizations related to non-transferrable securities that would otherwise be borne by the applicable Target Funds; that BGOL would offer certain eligible Target Fund shareholders of Baillie Gifford Long Term Global Growth Fund the ability to transition their Target Fund investment to a privately placed mutual fund with substantially the same investment objective, process, strategies and policies and to a share class with the same or a lower total (net) expense ratio (i.e., the BGIT Transition); the need for Target Fund shareholders to have a brokerage account to receive and hold Acquiring Fund Shares; that there may be circumstances where a Target Fund shareholder may not be able to hold Acquiring Fund Shares and would instead receive cash in exchange for Target Fund shares in the Reorganizations; and that the Acquiring Funds will not issue any fractional shares.

The Board received from BGOL and legal counsel to the Funds written materials containing relevant information about each Acquiring Fund and each proposed Reorganization. The Board reviewed detailed information provided to the Board regarding, among other matters: the investment objective, processes, strategies and policies of each Acquiring Fund and the compatibility of each Target Fund and corresponding Acquiring Fund in this regard; the portfolio management teams and service providers of the Funds; the current total (net) expense ratios of each Target Fund and the anticipated post-Reorganization total (net) expense ratio of each Acquiring Fund; that, pursuant to the Plan, BGOL and/or its affiliates will bear all direct expenses incurred in connection with the Reorganizations; potential cost and federal income tax implications to existing shareholders of the Funds; operational considerations in conjunction with effecting each Reorganization, including the redemption of fractional shares of the Target Funds prior to the Reorganizations and the need for a brokerage account to receive and hold Acquiring Fund Shares; and the general characteristics of the Funds.

In reaching the decision to approve each Reorganization, the Board considered, among other things, the following factors, based on the information provided by BGOL and legal counsel to the Funds:

Fees and Expenses. The Board considered that following each Reorganization, it is expected that the total (net) expense ratio of each Acquiring Fund will be equal to or less than the total (net) expense ratio for each share class offered by the corresponding Target Fund, except that it is expected that the total (net) expense ratio of Baillie Gifford Long Term Global Growth ETF will be higher than the total (net) expense ratio of Class 3 of Baillie Gifford Long Term Global Growth Fund (in each case, calculated as of December 31, 2024). The Board noted that there were no current shareholders of Class 4 or Class 5 of Baillie Gifford Long Term Global Growth Fund. Because each Acquiring Fund will pay a unitary management fee and, subject to certain exclusions, BGOL will be responsible for each Acquiring Fund’s ordinary operating expenses, the Board determined that expense ratios were the relevant comparative data point.

Compatibility of Investment Objectives and Strategies. The Board considered that each Target Fund and its corresponding Acquiring Fund have the same investment objective and substantially similar investment strategies. The Board considered that the Target Funds and Acquiring Funds are managed by BGOL and noted BGOL’s belief that it would be able to manage the substantially similar investment strategies equally effectively in the corresponding Acquiring Fund’s ETF structure.

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Continuity of Management. The Board noted that BGOL is the investment adviser to each of the Target Funds and will serve as the investment adviser to each of the Acquiring Funds. The Board considered that BGOL does not anticipate that the Reorganization will result in any decline in the level of services or resources that historically have been provided to each Target Fund. With the exception of Baillie Gifford International Concentrated Growth Equities Fund, each Target Fund’s current portfolio management team is expected to manage the corresponding Acquiring Fund following the closing of the Reorganizations. For Baillie Gifford International Concentrated Growth Equities Fund, the current portfolio management team is expected to manage the corresponding Acquiring Fund following the closing of the Reorganization, except that Spencer Adair will retire as a portfolio manager of the Fund on March 31, 2026 and Kirsty Gibson will become a portfolio manager of the Fund on April 1, 2026.

Similar Risks. The Board considered that many of the risks associated with owning shares of each Acquiring Fund are similar to the risks associated with owning shares of the corresponding Target Fund. The Board noted, however, that there are certain differences in these risks, including the risks associated with each Acquiring Fund’s ETF structure.

Benefits to BGOL. The Board considered that BGOL’s recommendation was based on BGOL’s view that it would be better able to grow the Acquiring Funds if the Reorganizations take place, and that the reasons for BGOL's view include ongoing trends of net inflows for actively managed ETFs, expected demand for BGOL advised actively managed ETFs, ongoing trends of net outflows from actively managed mutual funds, and the Target Funds’ respective asset sizes and recent flows. The Board noted that the growth of assets in the Acquiring Funds would result in additional asset-based management fees to BGOL. The Board also considered that, under the unitary management fee structure, any reduction in expenses associated with the management and operations of the Acquiring Funds would benefit BGOL, but also noted that the unitary management fee would provide a level of certainty in expenses for Acquiring Fund shareholders. Additionally, the Board considered the benefits to BGOL of transferring existing Target Fund assets to ETFs through the Reorganizations.

Costs of the Reorganizations. The Board considered that, pursuant to the Plan, BGOL and/or its affiliates will bear all direct expenses incurred in connection with the Reorganizations, and that such costs include: legal, audit-related, accounting and tax services; certain taxes incurred by the Funds (as described below); brokerage and other transaction costs; and costs directly associated with preparing, filing, printing, and distributing to Target Fund shareholders all materials relating to the Proxy Statement/Prospectus.

The Board considered that, prior to the completion of the Reorganizations, certain portions of the portfolios of Baillie Gifford International Concentrated Growth Equities Fund and Baillie Gifford Long Term Global Growth Fund are expected to be sold due to non-transferable assets, and noted BGOL’s estimates of the percentage of the portfolios to be sold and the realized capital gains that were expected to result from these sales. The Board noted that these realized capital gains may be distributed either to remaining Target Fund shareholders before the Reorganizations or to shareholders of the corresponding Acquiring Fund after the Reorganizations and would be taxable to shareholders that hold their shares in a taxable account. The Board also considered that portfolio trading activity in connection with Target Fund selling and Acquiring Fund purchasing of non-transferable assets would result in brokerage and other transaction costs, including trading taxes incurred by the Funds, which would be covered by BGOL and/or its affiliates pursuant to the Plan.

The Board noted that additional realized capital gains may result from portfolio trading activity undertaken to meet redemptions prior to the Reorganizations. The Board noted that these realized capital gains may be distributed either to remaining Target Fund shareholders before the Reorganizations or to shareholders of the corresponding Acquiring Fund after the Reorganizations and would be taxable to shareholders that hold their shares in a taxable account. The Board considered that BGOL and/or its affiliates would not bear the costs of any portfolio trading activity undertaken to meet shareholder redemptions in advance of the Reorganizations and were not able to provide estimates with respect to such amounts.

The Board also considered that, with respect to each Target Fund, BGOL had contractually agreed to waive its fees and/or bear other expenses of each share class to limit ordinary operating expenses to certain levels through the closing date of the applicable Reorganization.

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ETFs Offer Certain Structural Advantages. The Board considered that the ETF structure offers potential benefits to the applicable Funds and shareholders including: through the use of in-kind transactions in connection with creations and redemptions of Acquiring Fund Shares, which may contribute to lower portfolio transaction costs and greater tax efficiency; less cash drag on performance because each Acquiring Fund is not required to buy back or redeem shares directly from shareholders in cash and, as a result, portfolio managers generally do not have to maintain cash in order to provide liquidity for redemptions; and more flexible trading of ETF shares because investors have the ability to buy or sell ETF shares throughout the trading day at current market prices. The Board also considered potential drawbacks associated with the ETF structure; for example, Baillie Gifford International Concentrated Growth Equities Fund and Baillie Gifford Long Term Global Growth Fund may need to gain exposure to certain issuers through alternative instruments—such as holding depositary receipts (such as American Depositary Receipts) instead of shares directly—or otherwise adjust their portfolios such that portfolio composition remains compatible with ETF operations.

ETF Tax Efficiency. The Board considered that the ETF structure offers potential tax efficiencies for investors compared to the open-end mutual fund structure. The Board noted that, unlike open-end mutual funds, ETFs typically acquire securities from and deliver securities to Authorized Participants in the creation and redemption process on an in-kind basis, including for the purpose of making adjustments to the ETF’s portfolio, and thereby avoid the realization of taxable capital gains within the ETF in such transactions. Accordingly, the Board noted, investors in an ETF often are only subject to capital gains taxes on their investment in the ETF when they sell their ETF shares.

Ability to Redeem or Exchange Shares of the Target Fund Prior to the Reorganization. The Board considered that, prior to the Reorganizations, Target Fund shareholders who do not wish to invest in an Acquiring Fund may redeem or exchange their Target Fund shares without incurring a redemption fee, front-end sales charge or contingent deferred sales charge, since the Target Funds do not impose any such fees or charges. The Board also considered that BGOL would offer certain eligible Target Fund shareholders of Baillie Gifford Long Term Global Growth Fund the ability to transition their Target Fund investment to a privately placed mutual fund with substantially the same investment objective, process, strategies and policies and to a share class with the same or a lower total (net) expense ratio (i.e., the BGIT Transition).

Tax-Free Nature. The Board considered that each Reorganization is anticipated to be treated as a tax-free reorganization for federal income tax purposes and that each Fund will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions).

Transparency. The Board considered that, while actively-managed mutual funds (such as the Target Funds) generally provide only periodic disclosure of their complete portfolio holdings, transparent actively-managed ETFs (such as the Acquiring Funds) operate with full, daily transparency of their portfolio holdings. The Board considered that, because the Acquiring Funds will disclose their full holdings every business day, the Acquiring Funds’ portfolios will be rebalanced by BGOL less often than other accounts managed by BGOL in similar strategies, and their trades may be grouped together after several trades for other accounts. The Board noted that less frequent rebalancing may be detrimental to an Acquiring Fund if it misses opportunities to sell investments before their value falls or to buy investments before their value rises.

Ability to Retain Performance Track Record. The Board considered that each Acquiring Fund will be able to maintain the corresponding Target Fund’s performance track record, which is expected to assist in marketing and distribution efforts. The Board noted that, following the Reorganizations, each Target Fund would be the accounting survivor and each Acquiring Fund would assume the historical performance of the corresponding Target Fund.

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Additional factors the Board considered in connection with the Reorganizations, based on the information provided by BGOL and legal counsel to the Funds, included, among others, the following:

Target Fund Shareholders’ Need for a Brokerage Account that May Receive and Hold ETF Shares. The Board considered that Target Fund shareholders must have a brokerage account that is permitted to receive and hold ETF shares by a certain date in order to receive Acquiring Fund Shares in the Reorganizations. The Board noted the planned communications and other efforts to facilitate the establishment of appropriate brokerage accounts for such shareholders. The Board considered that Target Fund shareholders who do not have a brokerage account that is permitted to receive and hold ETF shares by such date will not receive shares of the applicable Acquiring Fund in the Reorganizations, will have their Target Fund position liquidated and will receive a cash distribution equal in value to the net asset value of their Target Fund shares, less any fees and expenses their intermediary may charge, and that such distribution will be taxable to shareholders who hold their shares in a taxable account.

There May Be Circumstances Where a Target Fund Shareholder Will Not Be Able to Hold ETF Shares. The Board considered that omnibus retirement plan recordkeepers may not be able to include ETF shares on their platforms, and in such a case a retirement plan investor may be required by its retirement plan recordkeeper to redeem their Target Fund shares prior to the Reorganization.

No Fractional Shares of the Acquiring Funds. The Board noted that each Acquiring Fund will not issue fractional shares so fractional shares of the corresponding Target Fund held by a shareholder immediately prior to the Reorganization will be redeemed at net asset value. The Board further noted that the proceeds of this redemption will result in a cash payment to those shareholders who own fractional shares of a Target Fund, which will be taxable to shareholders who hold their shares in a taxable account.

Based upon all of the information provided and the discussions held in connection with the June 16 & 18-19, 2025 (Target Fund Board only), October 1-2, 2025 and December 8-9, 2025 meetings, including the information and considerations described above, the Board, including the Independent Trustees, determined that participation by each Fund in the applicable Reorganization is in the best interests of the Fund and that the interests of existing shareholders of the Fund, if any, would not be diluted as a result of the applicable Reorganization. The Board unanimously approved each Reorganization and related Plan at the December 8-9, 2025 meeting, and, on behalf of each Target Fund, the Target Fund Board unanimously recommended that shareholders of each Target Fund vote to approve the applicable Reorganization and related Plan. No single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors, including those discussed above. The Board did not allot a particular weight to any one factor or group of factors.

FOR THE REASONS DISCUSSED ABOVE, THE TARGET FUND BOARD,
ON BEHALF OF EACH TARGET FUND, UNANIMOUSLY RECOMMENDS
 THAT YOU VOTE “FOR” THE REORGANIZATION OF YOUR TARGET FUND

INFORMATION ABOUT THE REORGANIZATIONS

This is only a summary of the Plan.  You should read the Plan for more complete information about the Reorganizations. The Plan has been filed as an exhibit to each Acquiring Fund’s Registration Statement on Form N-14 of which this Prospectus/Proxy Statement is a part.

How will the Reorganizations be carried out?

If the shareholders of the Target Funds approve the Plan, the Reorganizations will be completed after various conditions are satisfied, including the preparation of certain documents.  If the shareholders of a Target Fund do not approve the Plan, the Reorganization of that Target Fund will not take place. Each such Target Fund will continue to operate as it currently does, and the Target Fund Board will consider such other actions, based on evaluations and recommendations from BGOL, as it deems necessary or appropriate.

If the Plan is approved by the Target Funds’ shareholders, each class of shares of the Target Funds will then be converted into Class K shares prior to the Reorganizations.  After such conversion, any fractional shares held by shareholders will be redeemed, and the Target Funds will distribute the redemption proceeds to those shareholders.  The redemption of shareholders’ fractional shares will be a taxable event for shareholders who hold such fractional shares in a taxable account and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption. Target Fund shareholders who do not hold their shares of a Target Fund through a brokerage account that can receive and hold shares of an ETF by May 18, 2026 will have their shares liquidated on or about May 19, 2026 and they will receive a cash distribution equal in value to the NAV of their Target Fund shares less any fees and expenses their intermediary may charge. Additionally, prior to the Reorganizations, Baillie Gifford International Concentrated Growth Equities Fund will effect a 1-for-3 reverse stock split, or a reverse stock split at such other ratio as the officers of BG Funds may determine, so that the value of each share of the Target Fund immediately prior to the Reorganizations will correspond

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to approximately the initial per-share NAV of Target Fund Shares of Baillie Gifford International Concentrated Growth ETF to be issued. The officers of BG Funds may also determine to carry out a reverse stock split for Baillie Gifford Long Term Global Growth Fund or Baillie Gifford U.S. Equity Growth Fund if the officers determine a reverse stock split is in the best interest of such Target Fund.

On the closing date, which is scheduled to occur on or about June 1, 2026 (the “Closing Date”), but which may occur on such other date as the officers of the Target Funds and the Acquiring Funds may mutually agree, the Target Funds will transfer all of their assets, free and clear of all liens, encumbrances, and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target Funds’ assets), to the Acquiring Funds and the Acquiring Funds will assume all liabilities of the Target Funds.  In exchange, the Acquiring Funds will issue the Acquiring Fund Shares that have an aggregate NAV equal to the dollar value of the net assets delivered to the Acquiring Funds by BG Funds, on behalf of the Target Funds.  BG Funds, on behalf of the Target Funds, will distribute to shareholders the Acquiring Fund Shares it receives.  Each shareholder of a Target Fund will receive Acquiring Fund Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the applicable Target Fund (less the amount of cash in lieu of fractional shares, if any, received immediately prior to the Reorganization). Target Fund shareholders are encouraged to redeem their shares before the close of trading on the NYSE (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier), on May 27, 2026.  Any shares not redeemed before such time will be exchanged for Acquiring Fund Shares on the Closing Date; and, after such time, Target Fund shareholders wishing to sell their Acquiring Fund Shares must do so on an exchange using their brokerage account.  The Target Funds will then liquidate and dissolve.

The obligations under the Plan are subject to various conditions, including, but not limited to:

each Acquiring Fund’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Proxy Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness thereof shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no investigation or proceeding for the issuance of such an order shall be pending or threatened on that date;

the shareholders of the relevant Target Fund shall have approved the Reorganization of such Target Fund; and

BG Funds, on behalf of the relevant Target Fund, and the ETF Trust, on behalf of each Acquiring Fund, shall have received a tax opinion described further below, that the Reorganization is a “reorganization” within the meaning of Section 368(a) of the Code and generally is not expected to result in the recognition of gain or loss for federal income tax purposes for any Target Fund, the Acquiring Funds or their shareholders.

BG Funds, on behalf of each Target Fund, and the ETF Trust, on behalf of each Acquiring Fund, may terminate or abandon the Plan at any time before or after the approval of the Plan by the shareholders of each Target Fund.

Who will pay the expenses of the Reorganizations?

BGOL and/or its affiliates will bear all ordinary direct expenses incurred in connection with the Reorganizations, including legal, audit-related, accounting and tax services; certain taxes incurred by the Target Funds or Acquiring Funds (as described above under “Who will pay the costs in connection with the Reorganizations?”); brokerage and other transaction costs; and any costs directly associated with preparing, filing, printing, and distributing to the Target Fund shareholders all materials relating to the Prospectus/Proxy Statement.

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Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code or in failure of the Reorganizations to be treated as a reorganization described in Section 368(a)(1) of the Code. For additional discussion regarding the costs and expenses incurred in connection with the Reorganizations, see the section of this Prospectus/Proxy Statement titled “SUMMARY ‒ Who will pay the costs in connection with the Reorganizations?”

What are the capitalizations of the Funds and what might the Acquiring Funds’ capitalization be after the Reorganizations?

The following table sets forth as of November 17, 2025, the capitalizations of the Funds.  The table also shows the pro forma capitalization of each Acquiring Fund as adjusted to give effect to the proposed Reorganization as of November 17, 2025 and assumes no shareholder redemptions between November 17, 2025 and the Closing Date (including no shareholder redemptions by Baillie Gifford Long Term Global Growth Fund in connection with the BGIT Transition) and that the Reorganization is approved for the corresponding Target Fund. Because significant shareholder redemptions are expected in connection with the BGIT Transition, the capitalization of Baillie Gifford Long Term Global Growth ETF following the Reorganization is likely to differ materially from the pro forma capitalization shown below. If a Reorganization is approved by a Target Fund’s shareholders, the shares of each class of such Target Fund will be converted into Class K shares prior to the Reorganization.  At the closing of the Reorganization, shareholders of each Target Fund will receive corresponding Acquiring Fund Shares (less the amount of cash in lieu of fractional shares, if any, received immediately prior to the Reorganization) based on the relative NAVs per share of the Funds on the Closing Date.

International Concentrated Growth Reorganization

	Net assets ($)	Total shares outstanding	Net asset value per share ($) *
Target Fund - Institutional Class I**	63,329,345	7,158,965.907	8.85
Target Fund - Class K**	39,750,982	4,422,607.411	8.99
Acquiring Fund***	N/A	N/A	N/A
Pro Forma Adjustment	0	(7,458,360.318)	N/A
Pro Forma – Acquiring Fund after Reorganization (estimated)	103,080,327	4,123,213	25

*	Per share amounts may not reconcile due to rounding of net assets and/or shares outstanding.
**	Holders of Class K shares of the Target Fund will each receive shares of the Acquiring Fund upon closing of the Reorganization as contemplated in the Plan. The Acquiring Fund does not currently offer multiple share classes.
***	The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
****	Pro forma adjustments do not include any costs of the Reorganization that may be borne by the Target Fund. These costs are not expected to be material given that BGOL has agreed to bear all ordinary direct costs as described above.

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Long Term Global Growth Reorganization

	Net assets ($)	Total shares outstanding	Net asset value per share ($) *
Target Fund - Institutional Class 2**	38,967,958	1,009,477.666	38.6021
Target Fund - Class 3**	95,448,204	2,253,701.176	42.3518
Target Fund - Class I**	425,178,055	11,087,370.928	38.35
Target Fund - Class K**	468,004,157	12,118,128.990	38.62
Acquiring Fund***	N/A	N/A	N/A
Pro Forma Adjustment	0	(139,254.24)	N/A
Pro Forma – Acquiring Fund after Reorganization (estimated)	1,027,598,374	26,607,933	38.62

*	Per share amounts may not reconcile due to rounding of net assets and/or shares outstanding.
**	Holders of Class K shares of the Target Fund will each receive shares of the Acquiring Fund upon closing of the Reorganization as contemplated in the Plan. The Acquiring Fund does not currently offer multiple share classes.
***	The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
****	Pro forma adjustments do not include any costs of the Reorganization that may be borne by the Target Fund. These costs are not expected to be material given that BGOL has agreed to bear all ordinary direct costs as described above.

U.S. Equity Growth Reorganization

	Net assets ($)	Total shares outstanding	Net asset value per share ($) *
Target Fund - Institutional Class I**	10,326,887	359,145.671	28.75
Target Fund - Class K**	8,415,087	290,626.661	28.95
Acquiring Fund***	N/A	N/A	N/A
Pro Forma Adjustment	0	(2,381.332)	N/A
Pro Forma – Acquiring Fund after Reorganization (estimated)	18,741,974	647,391	28.95

*	Per share amounts may not reconcile due to rounding of net assets and/or shares outstanding.
**	Holders of Class K shares of the Target Fund will each receive shares of the Acquiring Fund upon closing of the Reorganization as contemplated in the Plan. The Acquiring Fund does not currently offer multiple share classes.
***	The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
****	Pro forma adjustments do not include any costs of the Reorganization that may be borne by the Target Fund. These costs are not expected to be material given that BGOL has agreed to bear all ordinary direct costs as described above.

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U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganizations and is based upon the current provisions of the Code, existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect.  These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to closing of the Reorganizations, BG Funds, on behalf of the Target Funds, and the ETF Trust, on behalf of the Acquiring Funds, will receive an opinion of Ropes & Gray LLP substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, for federal income tax purposes:

●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Funds and the Acquiring Funds will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
●	Under Sections 361 and 357 of the Code, no gain or loss will be recognized by any Target Fund upon the transfer of all its assets to the corresponding Acquiring Fund solely in exchange for shares of such Acquiring Fund and the assumption by each Acquiring Fund of all the Liabilities of the corresponding Target Fund, or upon the distribution of the shares of such Acquiring Fund to the applicable Target Fund shareholders;
●	Under Section 362(b)of the Code, the tax basis in the hands of each Acquiring Fund of each asset transferred from the corresponding Target Fund to such Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the corresponding Target Fund immediately prior to the transfer thereof;
●	Under Section 1223(2) of the Code, the holding period in the hands of each Acquiring Fund of each asset transferred from the corresponding Target Fund to such Acquiring Fund in the Reorganization will include the applicable Target Fund’s holding period for such asset;
●	Under Section 1032 of the Code, no gain or loss will be recognized by any Acquiring Fund upon its receipt of all the assets of the corresponding Target Fund solely in exchange for shares of such Acquiring Fund and the assumption by such Acquiring Fund of all the liabilities of the applicable Target Fund as part of the Reorganizations;
●	Under Section 354 of the Code, no gain or loss will be recognized by any Target Fund shareholders upon the exchange of their shares of any Target Fund for shares of the corresponding Acquiring Fund as part of the Reorganizations (except with respect to cash received by such Target Fund shareholders in redemption of fractional shares prior to the Reorganizations);
●	Under Section 358 of the Code, the aggregate tax basis of the shares of any Acquiring Fund each Target Fund shareholder receives in the Reorganizations will be the same as the aggregate tax basis of the shares of the corresponding Target Fund exchanged therefor;
●	Under Section 1223(1) of the Code, each Target Fund shareholder’s holding period for the shares of the corresponding Acquiring Fund received in the Reorganizations will include such Target Fund shareholder’s holding period for the shares of such Target Fund exchanged therefor, provided that such Target Fund shareholder held such shares of such Target Fund as capital assets on the date of the exchange; and

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●	Each Acquiring Fund will succeed to and take into account the items of the corresponding Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The opinion will be based on the Plan, certain factual certifications made by officers of BG Funds and the ETF Trust, and such other items as Ropes & Gray LLP deems necessary to render the opinion and will also be based on customary assumptions.

None of the Funds have requested nor will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganizations.  An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.  A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Reorganizations.  See “INFORMATION ABOUT THE FUNDS.”

Portfolio trading by the Target Funds in advance of the Reorganizations may result in the Target Funds realizing capital gains, as described in the table below. Based on market values and net assets as of August 31, 2025 realized capital gains as a result of such portfolio trading activity are estimated at $2,049,997 million (1.93% of net assets) and $8,743,987 million (0.84% of net assets), respectively, for Baillie Gifford International Concentrated Growth Equities Fund and Baillie Gifford Long Term Global Growth Fund.  Shareholders of the Target Funds generally will be taxed on such capital gain distributions.

Expected % of Baillie Gifford International Concentrated Growth Equities Fund Being Sold Prior to the Reorganization	Expected Total Realized Gains/(Losses)	Expected Realized Gains/(Losses) per Share
7.87%	$2,049,997	$0.17866728

Expected % of Baillie Gifford Long Term Global Growth Fund Being Sold Prior to the Reorganization	Expected Total Realized Gains/(Losses)	Expected Realized Gains/(Losses) per Share
7.05%	$8,743,987	$0.32606986

Prior to the closing of each Reorganization, the Target Funds may declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of the Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the applicable Reorganization.  These distributions will be taxable to shareholders that hold their shares in a taxable account and such distributions by the Target Fund will include any capital gains resulting from portfolio turnover prior to the applicable Reorganization.

Assuming the Reorganizations qualify as tax-free reorganizations, as expected, each of the Acquiring Funds will succeed to the tax attributes of the corresponding Target Fund upon the closing of each Reorganizations, including any capital loss carryovers that could have been used by each Target Fund to offset its future realized capital gains, if any, for federal income tax purposes. The Reorganizations are not expected to independently result in limitations on any Acquiring Fund’s ability to use any capital loss carryforwards of the corresponding Target Fund.

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State and Local and Foreign Tax Considerations.  Shareholders should consult their tax advisors about potential state and local and foreign tax considerations as a result of the Reorganizations.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder.

INFORMATION ABOUT THE FUNDS

Information about each Target Fund and each Acquiring Fund is included in such Target Fund’s and Acquiring Fund’s Prospectus.  The Prospectus of each Target Fund is incorporated by reference into and is considered a part of this Prospectus/Proxy Statement.  Additional information about each Target Fund and each Acquiring Fund is included in its Statement of Additional Information.   The SAI relating to this Prospectus/Proxy Statement is also considered part of this Prospectus/Proxy Statement and is incorporated by reference into this Prospectus/Proxy Statement.  Information about the Target Funds is also included in the Target Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2024.

You may request a free copy of each Fund’s Prospectus and SAI, and the Target Fund’s Annual or Semi-Annual Report to Shareholders, the SAI relating to this Prospectus/Proxy Statement, and other information by calling BGOL at 1-844-394-6127 or by writing to a Fund at c/o Baillie Gifford Overseas Limited, 780 Third Avenue, 43rd Floor, New York, NY 10017.

BG Funds, on behalf of the Target Funds, and the ETF Trust, on behalf of the Acquiring Funds, are required to file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act.  These materials can be viewed on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

FURTHER INFORMATION ABOUT THE FUNDS

The following is only a discussion of certain principal differences between the governing documents for BG Funds and the ETF Trust, each a Massachusetts business trust, and is not a complete description of BG Funds’ or the Trust’s governing documents.

	Baillie Gifford Funds	Baillie Gifford ETF Trust
Par Value	There is no par value established in respect of shares of BG Funds.	The ETF Trust’s shares have a par value of $0.00000001 per share.
Voting Rights	A shareholder meeting may only be called by the Trustees. Such a meeting may be held at any place designated by the Trustees.	A shareholder meeting may be called by the Chair of the Board, if any, or by the President or the Trustees. Such a meeting may be held at any place or virtually by telephonic or any electronic means designated by the Trustees.
Removal of Trustees

A Trustee may be removed from office if at least two-thirds of the outstanding Shareholders declare the removal, either by written declaration or by voting at a meeting specifically called for this purpose. If Shareholders holding at least ten percent of the outstanding Shares request in writing, the Trustees are required to promptly call a meeting so that

The ETF Trust Declaration of Trust does not contain a similar provision relating to the removal of Trustees.

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Shareholders can vote on the removal of a Trustee.

If ten or more Shareholders, who have held shares for at least six months and collectively own at least one percent of the outstanding Shares by net asset value, apply in writing to the Trustees, the Trustees must respond within five business days and either provide access to the list of Shareholders’ names and addresses or inform the applicants of the approximate number of Shareholders and the cost of transmitting their proposed communication.

If the Trustees choose to provide only the number of Shareholders and the transmission cost, and the applicants supply the materials and pay the reasonable expenses, the Trustees must promptly send the materials to all Shareholders. However, the Trustees may object within five business days if they believe the materials are factually incorrect, misleading, or violate applicable law, and must file their objections with the SEC. If the SEC overrules the objections, or if the applicants address any sustained objections and the SEC so declares, the Trustees must then promptly transmit the materials to all Shareholders.

Trustee Power to Amend Organizational Document

BG Funds’ Declaration of Trust is governed by and construed and administered according to the laws of the Commonwealth of Massachusetts.

BG Funds’ Declaration of Trust does not include language specifically requiring that the Commonwealth of Massachusetts shall be the sole and exclusive forums for shareholder action.

The ETF Trust’s Declaration of Trust is governed by and construed and administered according to the laws of the Commonwealth of Massachusetts.

The ETF Trust’s Declaration of Trust requires that any legal actions or proceedings brought by shareholders (including beneficial owners of shares) relating to the Trust must be exclusively filed in state or federal courts located within the Commonwealth of Massachusetts, including (1) actions brought on behalf of the Trust, (2) claims for breach of fiduciary duty by Trustees, officers, or employees, (3) claims arising under specific Massachusetts statutes or

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federal or state securities laws; and (4) claims governed by the internal affairs doctrine.

If any part of this section is found to be invalid, illegal, or unenforceable with respect to any person, entity, or circumstance, the remaining parts of the section will continue to be valid and enforceable to the fullest extent permitted by law, and the invalidity of one part will not affect the validity of the rest.

VOTING INFORMATION

How many votes are necessary to approve the Plan?

A 1940 Act Majority Vote, as defined above, of the outstanding shares of each Target Fund is required to approve the Reorganization for such Target Fund.  Each Target Fund shareholder will be entitled to one vote for each share the Target Fund held at the close of business on the Record Date. In the case of Proposal 2, relating to the Reorganization of Baillie Gifford Long Term Global Growth Fund, approval of the Reorganization will also require, in addition to a 1940 Act Majority Vote, the approval by a majority of shareholders who (a) own shares of the Target Fund as of the Record Date, (b) did not redeem from the Target Fund in connection with the BGIT Transition, (c) are present in person or by proxy at the meeting and (d) are entitled to vote on the Reorganization. Broadridge Financial Solutions (“Broadridge”) has been retained by the Target Funds to assist in the solicitation of proxies, and collect and tabulate shareholder votes. If sufficient votes to approve the Reorganizations are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. See “Adjournment” below.

40% of a Target Fund’s outstanding shares entitled to vote in person or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting.  Abstentions will be treated as votes present at the Meeting but will not be treated as votes cast at such Meeting.  Thus, abstentions will be included for purposes of determining whether a quorum is present but will have the same effect as a vote against the Reorganizations.  There are unlikely to be any “broker non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) at the Meeting because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by the customers on the matters to be presented at the Meeting. If any broker non-votes are received, they will have the same effect as abstentions.

How do I ensure my vote is accurately recorded?

You can vote in any one of four ways:

By mail, with the enclosed proxy card(s);

At the Meeting;

By telephone; or

Online.

A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you want to vote on important issues relating to a Target Fund.  If you simply sign, date and return a proxy card but give no voting instructions, your shares will be voted in favor of the relevant Reorganization and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment

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of the Meeting.  If your shares are held of record by a broker-dealer and you wish to vote at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to BG Funds expressly revoking your proxy, by signing and forwarding to BG Funds a later-dated proxy card that is received at or prior to the Meeting, or by attending the Meeting and voting at the Meeting.  If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

What other matters will be voted upon at the Meeting?

The Target Fund Board does not intend to bring any matters before the Meeting other than that described in this Prospectus/Proxy Statement. The Target Fund Board is not aware of any other matters to be brought before the Meeting by others.  If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of BGOL.

Who is entitled to vote?

Shareholders of record of a Target Fund on the Record Date will be entitled to vote at the Meeting.  The following table shows the number of shares of each class and the total number of outstanding shares of each Target Fund as of November 30, 2025:

Baillie Gifford International Concentrated Growth Equities Fund
CLASSES
Institutional Class	6,697,975.968
Class K	4,414,243.388
Total	11,112,219.356

Baillie Gifford Long Term Global Growth Fund
CLASSES
Class 2	1,009,477.666
Class 3	2,253,701.176
Class 4	0
Class 5	0
Institutional Class	11,181,749.232
Class K	12,153,537.991
Total	26,598,466.065

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Baillie Gifford U.S. Equity Growth Fund
CLASSES
Institutional Class	356,738.846
Class K	290,626.661
Total	647,365.507

How will proxies be solicited?

Broadridge, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $75,220 which will be borne by BGOL.  BG Funds, on behalf of the Target Funds, expects that the solicitation will be primarily by mail.  As the date of the Meeting approaches, however, certain shareholders of the Target Funds may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of a Target Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  BG Funds believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or online, the shareholder may submit the proxy card(s) originally sent with this Prospectus/Proxy Statement or attend the Meeting.

BG Funds, on behalf of the Target Funds, will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record.  BGOL may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition, certain officers and representatives of BG Funds or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

BG Funds, on behalf of the Target Funds, expects that, before the Meeting, broker-dealer firms holding shares of a Target Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, BG Funds understands that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan on behalf of their customers and beneficial owners.

How do I sign a proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card(s) or voting instruction.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name appearing on the account registration as shown on the proxy card(s) or voting instruction form(s).

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “John Doe, Trustee.”

Are there dissenters’ rights?

No, if a Reorganization is approved at the Meeting, shareholders of the relevant Target Fund will not have the right to dissent and obtain payment of the fair value of their shares.  Shareholders of such Target Fund,

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however, are encouraged to redeem or exchange shares of the Target Fund at NAV before the close of trading on the NYSE (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier), on May 27, 2026. After the Closing Date, shareholders may sell their shares on the NYSE, other national securities exchanges, electronic crossing networks and other alternative trading systems through their broker-dealer.

PRINCIPAL HOLDERS OF SHARES

As of November 30, 2025, the officers and trustees of BG Funds, as a group, owned of record and beneficially 2.98% of the outstanding shares of the Baillie Gifford U.S. Equity Growth Fund and less than 1% of the outstanding shares of the remaining Target Funds’ outstanding shares. As of the Record Date, the Acquiring Funds were not operational and, therefore, had no shareholders.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.  To the knowledge of the Target Funds, no other persons owned (beneficially or of record) 5% or more of the outstanding shares of any class of the Target Funds as November 30, 2025, except as listed in Exhibit D to this Prospectus/Proxy Statement.  Upon completion of the Reorganizations, it is expected that those persons disclosed in Exhibit D as owning 5% or more of a Target Fund’s outstanding shares will continue to own in excess of 5% of the then outstanding shares of the corresponding Acquiring Fund.

SHAREHOLDER PROPOSALS

Neither the Target Funds nor the Acquiring Funds are required to hold, or intend to hold, regular annual meetings of shareholders.  A shareholder who wishes to submit a proposal for consideration for inclusion in a proxy statement of a Target Fund for the next meeting of shareholders (if any) should send a written proposal to BG Funds’ offices, 780 Third Avenue, 43rd Floor, New York, NY 10017, so that it is received within a reasonable time in advance of such meeting in order to be included in the proxy statement of the Target Fund and proxy card relating to that meeting and presented at the meeting.  A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law, and other governing instruments.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a Fund’s proxy statement or presented at the meeting.

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ADJOURNMENT

The Meeting, with respect to the Target Funds collectively or for any single Target Fund, may, whether or not a quorum is present, be adjourned from time to time by the shareholders present in person or by proxy by a majority vote or by any officer of BG Funds. Any business which might have been transacted at the Meeting as originally noticed may be deferred and transacted at any such adjourned meeting at which a quorum shall be present. No further notice of an adjourned meeting shall be necessary if held within a reasonable time. Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment and any business may be transacted at the adjourned meeting that might have been transacted at the Meeting.  Any adjournment with respect to one Target Fund will not affect the Meeting with respect to the remaining Target Funds.

By Order of the Board of Trustees of BG Funds,

By:	/s/ Gareth Griffiths
Name:	Gareth Griffiths
Authority: Secretary

Date:

[Signature Page to Baillie Gifford Funds ETF Conversion Prospectus/Proxy Statement]

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit

A. Summary of Principal Risks

B. Fundamental and Non-Fundamental Investment Policies

C. Financial Highlights

D. Principal Holders of Securities of the Funds

EXHIBIT A

Summary of principal risks for the Acquiring funds

Investment Style Risk – Baillie Gifford Overseas Limited (the “Manager”) actively makes investment decisions for the Fund through bottom-up stock selection. Accordingly, the Fund will have risk characteristics that differ from its benchmark index. The Manager’s judgments about the attractiveness, relative value, or potential appreciation of a particular stock may prove to be incorrect and cause the Fund to lose money or underperform compared to its benchmark index. There can be no assurance that the Manager’s investment decisions will produce the desired results.

Growth Stock Risk – The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Emerging Markets Risk (each Acquiring Fund except for Baillie Gifford U.S. Equity Growth ETF) – Because the Fund invests in emerging market securities, the Fund may be exposed to greater market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed markets.

Market Disruption and Geopolitical Risk – The value of the Fund’s investments could be adversely affected by events that disrupt securities markets and adversely affect global markets such as war, terrorism, public health crises, and geopolitical events and by changes in non-U.S. and U.S. economic and political conditions. These disruptions could prevent the Fund from implementing its investment strategies and achieving its investment objective, and increase the Fund’s exposure to other risks detailed in this Prospectus. As a result, the Fund could lose money, experience significant redemptions, encounter operational difficulties, and suffer other negative impacts. Certain locations and industries may be particularly susceptible to this risk, and other risks may be heightened by such events.

Government and Regulatory Risk – Governmental and regulatory authorities in the United States and other countries, have taken, and may in the future take, actions intervening in the markets in which the Fund invests and in the economy more generally. Governmental and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund or to the companies in which the Fund invests. The effects of these actions on the markets generally, and Fund’s investment program in particular, can be uncertain and could restrict the ability of the Fund to fully implement its investment strategies, either generally, or with respect to certain securities, industries, or countries. By contrast, markets in some non-U.S. countries historically have been subject to little regulation or oversight by governmental or regulatory authorities, which could heighten the risk of loss due to fraud or market failures in those countries. Governments, agencies, or other regulatory bodies in any country may adopt or change laws or regulations that could adversely affect the Fund or the market value of an instrument held by the Fund.

Asia Risk (each Acquiring Fund except for Baillie Gifford U.S. Equity Growth ETF) – Investing in securities of companies located in or with exposure to Asian countries involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including different financial reporting standards, currency exchange rate fluctuations, and highly regulated markets with the potential for government interference. The economies of many Asian countries are heavily dependent on international trade and on only a few industries or commodities and, as a result, can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asian securities may be less liquid than U.S. or other foreign securities. See “China Risk” for additional details regarding the risks of investing in that country.

Additionally, many of the economies of countries in Asia are considered emerging market or frontier market economies. These Asian economies are often characterized by high inflation, undeveloped financial service sectors, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets.

China Risk (each Acquiring Fund except for Baillie Gifford U.S. Equity Growth ETF) – Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, custody risks, risks associated with investments in variable interest entities, and potential adverse tax consequences. U.S. sanctions or other investment restrictions could preclude the Fund from investing in certain Chinese issuers or cause the Fund to sell investments at a disadvantageous time. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.

Conflicts of Interest Risk – The Manager serves as investment adviser to various clients other than the Fund, some of whom may pursue strategies that are substantially similar or nearly identical to investment strategies pursued by the Fund. This “side-by-side” management may give rise to various conflicts of interest, including, for example, in connection with the fair allocation of trades among the Manager’s clients or the sharing of different, more, or more timely information regarding investment performance, portfolio holdings, strategy developments and/or the Manager’s general market outlook. Although the Fund’s investment objective and strategies are substantially similar to those of other accounts and funds managed by the Manager, differences in purchase and redemption structure, investment restrictions and legal requirements and the public nature of the Fund’s positions lead to the use of different trading practices and portfolio decisions. See “Periodic Rebalancing Risk” for additional details regarding the differences in trading approaches taken by the Manager. Furthermore, if investment personnel of the Manager hold board or other positions at outside companies, they could be exposed to material non-public information potentially impeding or delaying a Fund’s ability to buy or sell certain investments, or they could otherwise be restricted in their ability to participate in a Fund’s investment process.

Currency Risk (each Acquiring Fund except for Baillie Gifford U.S. Equity Growth ETF) – The Fund may realize a loss if it has exposure to a non-U.S. currency, and this non-U.S. currency declines in value, relative to the U.S. dollar. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.

Developed Markets Risk – Investing in securities of companies located in, or with exposure to, developed countries will subject the Fund to the regulatory, political, currency, security, economic and other risks associated with such countries. In recent periods, countries with developed markets have generally experienced slower economic growth than some less developed countries. Services sectors (e.g., the financial services sector) generally tend to represent the primary source of economic growth in developed markets, which can make them susceptible to the risks of individual service sectors. In addition, developed countries will be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, and the price or availability of certain commodities, among other things.

Equity Securities Risk – Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer. Investing in equity securities indirectly, such as through participatory notes or depositary receipts, may involve other risks such as the risk that the counterparty may default or that the investment does not track the underlying security as expected.

ESG Risk – To the extent that the Fund’s portfolio managers incorporate environmental, social and/or governance considerations (“ESG Factors”) into the Fund’s investment process as a part of the Fund’s long-term investment approach, the Fund is subject to the risk that it may underperform funds that do not take ESG Factors into account. The consideration of ESG Factors may prioritize long-term rather than short-term returns, and therefore may negatively impact the relative performance of the Fund over the short, medium or even long term depending on how successfully those ESG Factors are incorporated and whether such investments are in or out of favor. In considering ESG Factors, the portfolio managers may be dependent upon information and data obtained through voluntary reporting by issuers or third-party research that may be incomplete, inaccurate or unavailable, which could impact the portfolio managers’ assessment of relative risks and opportunities. See also “Long-Term Investment Strategy Risk.”

ETF Structure Risk – The Fund is structured as an ETF and is subject to special risks, including:

Although the Fund’s shares are currently listed for trading on the Nasdaq Stock Market LLC (the “Exchange”), an active trading market for the Fund’s shares may not be developed or maintained by market makers or authorized participants (“Authorized Participants”).

As an ETF, the Fund issues and redeems shares on a continuous basis at NAV only in a large, specified number of shares called a “Creation Unit.” Only Authorized Participants may engage in creation or redemption transactions directly with the Fund, and no Authorized Participant is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Trading in Fund shares may be halted due to market conditions or for other reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

When buying or selling shares of the Fund, investors typically will pay brokerage commissions or other charges imposed by financial intermediaries and will incur the cost of the difference between the price that a buyer is willing to pay for shares (the “bid” price) and the price at which a seller is willing to sell shares (the “ask” price), known as the “spread” or “bid-ask spread.”

Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with short selling activity.

Daily publication of the Fund’s portfolio holdings information could permit other market participants to trade in the securities identified in the Fund’s public disclosure, and to the extent the Fund was trading in those securities over multiple days, trading by such other market participants could disadvantage the Fund and its shareholders by negatively impacting the prices at which the Fund may be able to buy investments for its portfolio or sell its holdings and Fund returns.

Focused Investment Risk – Should the Fund focus its investments in related, or a limited number of, countries, regions, sectors, or companies, this would create more risk and greater volatility than if the Fund’s investments were less focused.

Geographic Focus Risk (each Acquiring Fund except for Baillie Gifford Long Term Global Growth ETF) – The Fund expects to focus its investments in a limited number of countries or geographic regions, and as a result may not offer the same level of diversification of risks as a more broadly global fund because the Fund will be exposed to a smaller geographic area. The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the Fund invests, and may be more volatile than the performance of a more geographically-diversified portfolio.

Information Technology Risk – Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

IPO Risk – The Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

Large-Capitalization Securities Risk – Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and medium-sized companies. Larger companies may be unable to respond as quickly as smaller and medium-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to achieve or maintain growth at the high rates that may be achieved by well-managed smaller and medium-sized companies.

Liquidity Risk – The Fund’s investments may be subject to low trading volume, lack of a market maker, contractual lock-in periods or regulatory restrictions, and the Fund may hold large positions in particular securities. As a result, it may not be possible to sell an investment at a particular time or at an acceptable price. Liquidity risk may be magnified during periods of changing interest rates, significant shareholder redemptions or market turmoil. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Increased levels of illiquidity can lead to wider bid-ask spreads.

Long-Term Investment Strategy Risk – The Fund pursues a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund’s portfolio.

Market Risk – The value of the Fund’s investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in securities market prices may reduce the NAV of the Fund’s shares.

New and Smaller-Sized ETF Risk – New funds and smaller-sized funds, such as the Fund, will be subject to greater liquidity risk due to their smaller asset bases and may be required to sell securities at disadvantageous times or prices due to a large shareholder redemption. A fund that has been recently formed will have limited or no performance history for investors to evaluate and may not reach or maintain a sufficient asset size to effectively implement its investment strategy. Smaller ETFs will have a lower public float and lower trading volumes, leading to wider bid-ask spreads. Further, the Manager is new to managing ETFs and will be reliant on the successful implementation of relationships with key counterparties, such as Authorized Participants.

Non-U.S. Investment Risk (each Acquiring Fund except for Baillie Gifford U.S. Equity Growth ETF) – Non-U.S. securities are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding or other taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S.

Non-Diversification Risk – The Fund is classified as a “non-diversified” fund. Because the Fund may invest a relatively large percentage of its assets in a single issuer or small number of issuers, its performance could be closely tied to the value of that one issuer or those few issuers, and could be more volatile than the performance of diversified funds.

Periodic Rebalancing Risk – Because the Fund discloses its full portfolio holdings each business day, the Manager expects to execute portfolio transactions for the Fund on a periodic schedule, generally after the Manager executes transactions in the same securities for other client accounts managed according to investment strategies similar to those pursued by the Fund. As a result, the Fund’s portfolios is expected to be rebalanced less frequently than other accounts and funds managed by the Manager, and the Fund’s portfolio trades will often occur after an accumulation of multiple trades that were executed for the Manager’s other accounts and funds. Less frequent rebalancing could harm the Fund by causing it to suffer losses if positions it would have sold earlier (if it were rebalanced more frequently) decline in value before a rebalancing date, or positions it would have purchased earlier (if it were rebalanced more frequently) increase in value before a rebalancing date. In addition, when the Manager implements a portfolio decision for an account or fund ahead of, or contemporaneously with, a portfolio decision for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable pricing or trading results, paying higher transaction costs, or otherwise being disadvantaged.

Risk Model Risk – A risk model is used to assist in the portfolio construction process, including in connection with its selection of specific instruments to implement the Fund’s investment strategy. In developing and maintaining the risk model, the Fund expects to make use of one or more vendors or data sources for inputs. If the model or the data used in or if there are business or operational disruptions affecting a vendor providing significant inputs to the model, then (in the absence of mitigating measures by the Manager) the Fund may be temporarily unable to appropriately implement the risk model or, when implemented, investment decisions made with reference to the model may not produce the desired results, and the Fund may realize losses.

Service Provider Risk – The Fund will be affected by the Manager’s investment techniques, analyses, assessments and employee retention. Similarly, adverse events or performance failures at a service provider, such as human error, inadequate controls or insolvency, have the ability to adversely affect the Fund.

Settlement Risk (each Acquiring Fund except Baillie Gifford U.S. Equity Growth ETF) – The Fund may experience delays in settlement due to the different clearance and settlement procedures in non-U.S. countries. Such delays may increase credit risk to the Fund, limit the ability of the Fund to reinvest the proceeds of a sale of securities, or prevent the Fund from selling securities at times and prices it considers desirable.

Small- and Medium-Capitalization Securities Risk – Securities of small- and medium-capitalization companies can be more volatile due to various factors including more limited product lines, financial and management resources and market distribution channels, as well as shorter operating histories and potentially reduced liquidity, especially during market declines, than the securities of larger, more established companies.

Valuation Risk – In certain circumstances, some of the Fund’s portfolio holdings may be valued on the basis of factors other than market quotations by employing fair value procedures. This may occur more often in times of market turmoil or reduced liquidity. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. There is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.

EXHIBIT B

Fundamental AND NON-FUNDAMENTAL Investment Policies

The below table shows a redline showing differences in the fundamental and non-fundamental investment policies of the Target Fund and Acquiring Fund. In the redline, deleted text is shown in red strikethrough and added text is shown in blue underline. Further information about the Target Fund’s and Acquiring Fund’s respective fundamental and non-fundamental investment policies is contained in the Target Fund SAI and the Acquiring Fund SAI.

Non-Fundamental Investment Policies

Each Fund’s investment objective and policies set forth in the Prospectus are non-fundamental policies of such Fund. In addition, each Fund will not invest more than 15% of the value of net assets of the Fund in illiquid investments.

The following non-fundamental policies set forth in the Prospectus are subject to change only upon sixty days~~’~~’ prior notice to shareholders.

- Baillie Gifford U.S. Equity Growth ~~Fund~~ETF

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in the U.S.

Fundamental Investment Policies

In addition to each Fund’s diversification status, the following are fundamental policies of the Funds:

~~Each~~A Fund ~~will not~~may:

1. Act as underwriter of securities ~~issued by other persons, except~~ to the extent ~~that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.~~consistent with applicable law, regulation or order from time to time.

2. Borrow money~~, except~~  to the extent ~~permitted by~~consistent with applicable law, regulation or order from time to time.

3. Purchase ~~or~~, sell, or hold real estate or interests in real estate~~, except that the Fund may purchase and sell securities that are secured by real estate or interests in real estate and may purchase securities issued by companies that invest or deal in real estate.~~ to the extent consistent with applicable law, regulation or order from time to time.

B-1

4. Invest in commodities~~, except that each Fund may invest in financial futures contracts and options thereon, and options on currencies.~~ to the extent consistent with applicable law, regulation or order from time to time.

5. Make loans to others to the extent consistent with applicable law, regulation or order from time to time.

~~5. Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and/or the making of loans of portfolio securities consistent with the Fund’s investment objectives and policies. For purposes of this policy, the short term deposit of cash or other liquid assets of the Fund in one or more interest-bearing accounts shall not be deemed to be a loan to others.~~

6. Issue ~~any~~ senior securities ~~except~~ to the extent ~~permitted by applicable law, regulation or order (for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or future contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).~~ consistent with applicable law, regulation or order from time to time.

7. Not purchase any securities which would cause more than~~In addition, each Fund will not purchase any securities which would cause more than~~ 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities, including securities issued by any agency or instrumentality of the U.S. government, and related repurchase agreements.

In determining whether a transaction is permitted by applicable law, regulation, or order, each Fund currently construes fundamental policies (2) and (6) above not to prohibit any transaction that is permitted under Section 18 of the ~~Investment Company Act of 1940, as amended (the “~~1940 Act~~”)~~, and the rules thereunder, including Rule 18f-4, as interpreted or modified, or as may otherwise be permitted by regulators having jurisdiction from time to time. Under the 1940 Act, a ~~“~~“senior security~~”~~“ does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Provisions of the 1940 Act permit ~~each Fund~~the Funds to borrow from a bank, provided that ~~each Fund maintains~~the borrowing Funds maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with exceptions for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.

~~For purposes of fundamental policy (4) above, all swap agreements and other derivative instruments that were not classified as commodity interests or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts.~~

B-2

EXHIBIT C

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the applicable share classes of each Target Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Target Fund (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Target Fund are based on the average net assets of each Fund for each of the periods listed in the tables.

The information below has been derived from the financial statements audited by Cohen & Company, Ltd., the Target Funds’ independent registered public accounting firm. Cohen & Company, Ltd.’s report, along with each Target Fund’s financial statements, are incorporated by reference into each Target Fund’s SAI. The Annual Report to Target Fund shareholders (which includes the Funds’ financial statements) and SAI are incorporated by reference herein and available at no cost from BG Funds at the following toll-free number: 1-844-394-6127.

As of the date of this combined Prospectus/Proxy Statement, the Acquiring Funds have not commenced operations. Therefore, the Acquiring Funds do not have financial highlight information.

Baillie Gifford International Concentrated Growth Equities Fund

Selected data for a Class K share outstanding throughout each period:

	For the
	Six Months
	Ended	For the	For the	For the	For the	For the
	June 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2025	December 31,	December 31,	December 31,	December 31,	December 31,
	(unaudited)	2024	2023	2022	2021	2020
Net asset value, beginning of period	$7.67	$6.47	$5.63	$9.89	$12.31	$12.70

From Investment Operations
Net investment income (loss)(a)	0.00(b)	0.00(b)	(0.01)	(0.01)	0.04	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	1.67	1.20	0.85	(3.91)	0.03	12.16
Net increase (decrease) in net asset value from investment operations	1.67	1.20	0.84	(3.92)	0.07	12.12

Dividends and Distributions to Shareholders
From net investment income	—	—	—	(0.00)(b)	(0.03)	—
From net realized gain on investments	—	—	—	(0.34)	(2.46)	(12.51)
Total dividends and distributions	—	—	—	(0.34)	(2.49)	(12.51)

Net asset value, end of period	$9.34	$7.67	$6.47	$5.63	$9.89	$12.31

Total Return
Total return based on net asset value(c)	21.77%	18.55%	14.92%	(39.55)%	0.74%	97.24%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,022	$34,058	$32,839	$29,867	$56,513	$42,357
Ratio of net expenses to average net assets, before waiver	0.84%*	0.90%	0.89%	0.91%	0.79%	0.79%
Ratio of net expenses to average net assets, after waiver	0.72%*	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income loss to average net assets	(0.07)%*	(0.02)%	(0.09)%	(0.10)%	0.27%	(0.26)%
Portfolio turnover rate(d)	7%	26%	28%	65%	54%	59%

*           Annualized.

(a)        Calculated based upon average shares outstanding during the period.

(b)        Amount is less than $0.005 per share.

(c)        Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)        Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

Selected data for an Institutional Class share outstanding throughout each period:

	For the
	Six Months
	Ended	For the	For the	For the	For the	For the
	June 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2025	December 31,	December 31,	December 31,	December 31,	December 31,
	(unaudited)	2024	2023	2022	2021	2020
Net asset value, beginning of period	$7.55	$6.38	$5.56	$9.78	$12.19	$12.65

From Investment Operations
Net investment income (loss)(a)	(0.01)	(0.01)	(0.01)	(0.01)	0.01	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	1.65	1.18	0.83	(3.87)	0.05	12.14
Net increase (decrease) in net asset value from investment operations	1.64	1.17	0.82	(3.88)	0.06	12.05

Dividends and Distributions to Shareholders
From net investment income	—	—	—	(0.00)(b)	(0.01)	—
From net realized gain on investments	—	—	—	(0.34)	(2.46)	(12.51)
Total dividends and distributions	—	—	—	(0.34)	(2.47)	(12.51)

Net asset value, end of period	$9.19	$7.55	$6.38	$5.56	$9.78	$12.19

Total Return
Total return based on net asset value(c)	21.72%	18.34%	14.75%	(39.58)%	0.69%	97.09%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,234	$45,416	$42,738	$37,633	$57,278	$18,012
Ratio of net expenses to average net assets, before waiver	0.94%*	0.99%	0.99%	1.00%	0.90%	0.87%
Ratio of net expenses to average net assets, after waiver	0.81%*	0.81%	0.82%	0.81%	0.83%	0.80%
Ratio of net investment income loss to average net assets	(0.16)%*	(0.13)%	(0.22)%	(0.22)%	0.11%	(0.47)%
Portfolio turnover rate(d)	7%	26%	28%	65%	54%	59%

*           Annualized.

(a)        Calculated based upon average shares outstanding during the period.

(b)        Amount is less than $0.005 per share.

(c)        Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)        Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

Baillie Gifford Long Term Global Growth Fund

Selected data for a Class 2 share outstanding throughout each period:

	For the
	Six Months
	Ended	For the	For the	For the	For the	For the
	June 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2025	December 31,	December 31,	December 31,	December 31,	December 31,
	(unaudited)	2024	2023	2022	2021	2020
Net asset value, beginning of period	$33.22	$26.57	$19.45	$37.47	$38.45	$20.68

From Investment Operations
Net investment (loss)(a)	(0.05)	(0.11)	(0.07)	(0.08)	(0.25)	(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	4.79	6.76	7.19	(17.19)	1.20	21.17
Net increase (decrease) in net asset value from investment operations	4.74	6.65	7.12	(17.27)	0.95	21.00

Dividends and Distributions to Shareholders
From net realized gain on investments	—	—	—	(0.75)	(1.93)	(3.23)
Total dividends and distributions	—	—	—	(0.75)	(1.93)	(3.23)

Net asset value, end of period	$37.96	$33.22	$26.57	$19.45	$37.47	$38.45

Total Return
Total return based on net asset value(b)	14.26%	25.01%	36.60%	(46.04)%	2.50%	101.77%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$131,239	$115,559	$81,054	$60,624	$121,252	$131,695
Ratio of net expenses to average net assets	0.69%*	0.70%	0.71%	0.73%	0.70%	0.71%
Ratio of net investment loss to average net assets	(0.30)%*	(0.38)%	(0.29)%	(0.33)%	(0.60)%	(0.58)%
Portfolio turnover rate(c)	15%	27%	17%	28%	16%	40%

*           Annualized.

(a)        Calculated based upon average shares outstanding during the period.

(b)        Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(c)        Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

Selected data for a Class K share outstanding throughout each period:

	For the
	Six Months
	Ended	For the	For the	For the	For the	For the
	June 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2025	December 31,	December 31,	December 31,	December 31,	December 31,
	(unaudited)	2024	2023	2022	2021	2020
Net asset value, beginning of period	$33.24	$26.59	$19.46	$37.48	$38.47	$20.69

From Investment Operations
Net investment (loss)(a)	(0.05)	(0.12)	(0.07)	(0.08)	(0.25)	(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	4.79	6.77	7.20	(17.19)	1.19	21.18
Net increase (decrease) in net asset value from investment operations	4.74	6.65	7.13	(17.27)	0.94	21.01

Dividends and Distributions to Shareholders
From net realized gain on investments	—	—	—	(0.75)	(1.93)	(3.23)
Total dividends and distributions	—	—	—	(0.75)	(1.93)	(3.23)

Net asset value, end of period	$37.98	$33.24	$26.59	$19.46	$37.48	$38.47

Total Return
Total return based on net asset value(b)	14.26%	24.97%	36.64%	(46.04)%	2.48%	101.76%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$449,976	$524,413	$320,106	$240,856	$432,975	$221,188
Ratio of net expenses to average net assets	0.69%*	0.70%	0.71%	0.73%	0.70%	0.71%
Ratio of net investment loss to average net assets	(0.32)%*	(0.38)%	(0.29)%	(0.34)%	(0.61)%	(0.57)%
Portfolio turnover rate(c)	15%	27%	17%	28%	16%	40%

*           Annualized.

(a)        Calculated based upon average shares outstanding during the period.

(b)        Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(c)        Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

Selected data for an Institutional Class share outstanding throughout each period:

	For the
	Six Months
	Ended	For the	For the	For the	For the	For the
	June 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2025	December 31,	December 31,	December 31,	December 31,	December 31,
	(unaudited)	2024	2023	2022	2021	2020
Net asset value, beginning of period	$33.03	$26.44	$19.38	$37.36	$38.38	$20.66

From Investment Operations
Net investment (loss)(a)	(0.07)	(0.14)	(0.09)	(0.10)	(0.29)	(0.22)
Net realized and unrealized gain (loss) on investments and foreign currency	4.76	6.73	7.15	(17.13)	1.20	21.17
Net increase (decrease) in net asset value from investment operations	4.69	6.59	7.06	(17.23)	0.91	20.95

Dividends and Distributions to Shareholders
From net realized gain on investments	—	—	—	(0.75)	(1.93)	(3.23)
Total dividends and distributions	—	—	—	(0.75)	(1.93)	(3.23)

Net asset value, end of period	$37.72	$33.03	$26.44	$19.38	$37.36	$38.38

Total Return
Total return based on net asset value(b)	14.20%	24.92%	36.43%	(46.08)%	2.40%	101.61%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$415,460	$330,093	$250,427	$176,109	$525,321	$350,860
Ratio of net expenses to average net assets	0.78%*	0.80%	0.81%	0.84%	0.80%	0.79%
Ratio of net investment loss to average net assets	(0.39)%*	(0.48)%	(0.39)%	(0.42)%	(0.71)%	(0.68)%
Portfolio turnover rate(c)	15%	27%	17%	28%	16%	40%

*           Annualized.

(a)        Calculated based upon average shares outstanding during the period.

(b)        Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(c)        Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

Baillie Gifford U.S. Equity Growth Fund

Selected data for a Class K share outstanding throughout each period:

	For the
	Six Months
	Ended	For the	For the	For the	For the	For the
	June 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2025	December 31,	December 31,	December 31,	December 31,	December 31,
	(unaudited)	2024	2023	2022	2021	2020
Net asset value, beginning of period	$26.60	$20.37	$13.95	$34.63	$39.85	$18.25

From Investment Operations
Net investment (loss)(a)	(0.07)	(0.11)	(0.09)	(0.10)	(0.25)	(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency	3.51	6.34	6.51	(19.21)	(1.40)	23.07
Net increase (decrease) in net asset value from investment operations	3.44	6.23	6.42	(19.31)	(1.65)	22.91

Dividends and Distributions to Shareholders
From net realized gain on investments	—	—	—	(1.37)	(3.57)	(1.31)
Total dividends and distributions	—	—	—	(1.37)	(3.57)	(1.31)

Net asset value, end of period	$30.04	$26.60	$20.37	$13.95	$34.63	$39.85

Total Return
Total return based on net asset value(b)	12.93%	30.59%	46.02%	(55.58)%	(4.17)%	125.57%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,725	$8,615	$21,710	$16,273	$38,673	$58,076
Ratio of net expenses to average net assets, before waiver	1.53%*	1.25%	1.00%	0.97%	0.68%	0.97%
Ratio of net expenses to average net assets, after waiver	0.65%*	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment loss to average net assets	(0.51)%*	(0.51)%	(0.50)%	(0.53)%	(0.58)%	(0.55)%
Portfolio turnover rate(c)	7%	19%	22%	14%	70%	33%

*           Annualized.

(a)        Calculated based upon average shares outstanding during the period.

(b)        Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(c)        Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

Selected data for an Institutional Class share outstanding throughout each period:

	For the
	Six Months
	Ended	For the	For the	For the	For the	For the
	June 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2025	December 31,	December 31,	December 31,	December 31,	December 31,
	(unaudited)	2024	2023	2022	2021	2020
Net asset value, beginning of period	$26.44	$20.27	$13.90	$34.53	$39.78	$18.23

From Investment Operations
Net investment (loss)(a)	(0.08)	(0.14)	(0.10)	(0.13)	(0.29)	(0.20)
Net realized and unrealized gain (loss) on investments and foreign currency	3.48	6.31	6.47	(19.13)	(1.39)	23.06
Net increase (decrease) in net asset value from investment operations	3.40	6.17	6.37	(19.26)	(1.68)	22.86

Dividends and Distributions to
Shareholders
From net realized gain on investments	—	—	—	(1.37)	(3.57)	(1.31)
Total dividends and distributions	—	—	—	(1.37)	(3.57)	(1.31)

Net asset value, end of period	$29.84	$26.44	$20.27	$13.90	$34.53	$39.78

Total Return
Total return based on net asset value(b)	12.86%	30.44%	45.93%	(55.63)%	(4.25)%	125.43%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,990	$13,895	$23,799	$18,714	$58,804	$42,732
Ratio of net expenses to average net assets, before waiver	1.65%*	1.34%	1.10%	1.08%	0.77%	1.06%
Ratio of net expenses to average net assets, after waiver	0.78%*	0.75%	0.75%	0.76%	0.75%	0.74%
Ratio of net investment loss to average net assets	(0.64)%*	(0.61)%	(0.59)%	(0.64)%	(0.68)%	(0.65)%
Portfolio turnover rate(c)	7%	19%	22%	14%	70%	33%

*           Annualized.

(a)        Calculated based upon average shares outstanding during the period.

(b)        Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(c)        Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

EXHIBIT D

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names, addresses and percent ownership of each person who, as of November 30, 2025 to the best knowledge of BG Funds, owned 5% or more of the outstanding shares of each class of a Target Fund.  A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act.  Such control may affect the voting rights of other shareholders.

Investor	Investor Address	Percentage Ownership of Class
Baillie Gifford International Concentrated Growth Equities Fund
Pershing LLC - Class K*	PO Box 2052 Jersey City, NJ 07303	91.89%
Charles Schwab & Co Inc Special Custody A/C FBO Customers - Institutional Class*	211 Main Street San Francisco, CA 94105	61.29%
National Financial Services LLC - Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	21.45%
Morgan Stanley Smith Barney LLLC - Institutional Class*	1 New York Plaza, 12th Floor, New York, NY 10004	12.44%
SEI Private Trust Company - Class K*	1 Freedom Valley Drive Oaks, PA 19456	5.87%
Baillie Gifford Long Term Global Growth Fund
Longwood Foundation Inc - Class 3	100 West 10th Street, Suite 1109, Wilmington, DE 19801	100.00%
HRK Investments LLP - Class 2	2550 University Ave W STE 413N St Paul, MN 55114-1904	99.69%
National Financial Services LLC - Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	61.79%
Northern Trust C/O Custodian - Class K*	PO BOX 92956 Chicago, IL 60675-2994	37.74%
State Street Bank and Trust Company, As Trustee for Retirement Accumulation Plan for Partners of PwC - Class K	1776 Heritage Drive North Quincy, MA 02171	28.45%
Charles Schwab & Co Inc Special Custody A/C FBO Customers - Institutional Class*	211 Main Street San Francisco, CA 94105	27.31%
KeyBank NA - Class K	PO Box 94871, Cleveland, OH, 44101-4871	7.93%
Saxon & Co - Class K*	PO Box 94597 Cleveland, OH 44101-4697	5.77%
Baillie Gifford U.S. Equity Growth Fund
Daytona Beach Police & Fire Retirement System - Class K	2503 Del Prado Blvd S, Suite 502, Cape Coral, FL 33904-5709	95.18%
Charles Schwab & Co Inc Special Custody A/C FBO Customers - Institutional Class*	211 Main Street San Francisco, CA 94105	64.18%
National Financial Services LLC - Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	20.92%

D-1

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

DATED DECEMBER 17, 2025

PART B

STATEMENT OF ADDITIONAL INFORMATION

Dated [  ], 2026

BAILLIE GIFFORD INTERNATIONAL CONCENTRATED GROWTH EQUITIES FUND

BAILLIE GIFFORD LONG TERM GLOBAL GROWTH FUND

BAILLIE GIFFORD U.S. EQUITY GROWTH FUND

Each a series of

BAILLIE GIFFORD FUNDS

780 Third Avenue

43rd Floor

New York, NY 10017

BAILLIE GIFFORD INTERNATIONAL CONCENTRATED GROWTH ETF

BAILLIE GIFFORD LONG TERM GLOBAL GROWTH ETF

BAILLIE GIFFORD U.S. EQUITY GROWTH ETF

Each a series of

BAILLIE GIFFORD ETF TRUST

780 Third Avenue

43rd Floor

New York, NY 10017

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of the assets and assumption of the liabilities of each of Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford Long Term Global Growth Fund and Baillie Gifford U.S. Equity Growth Fund (each, a “Target Fund”), each a series of Baillie Gifford Funds, by and in exchange for shares of the Baillie Gifford International Concentrated Growth ETF, Baillie Gifford Long Term Global Growth ETF and Baillie Gifford U.S. Equity Growth ETF (each an “Acquiring Fund”), each a series of Baillie Gifford ETF Trust, respectively.

This SAI, which is not a prospectus, supplements and should be read in conjunction with the combined Prospectus/Proxy Statement for the Acquiring Funds dated [    ], 2026 (the “Prospectus/Proxy Statement”) relating specifically to the Joint Special Meeting of Shareholders of the Target Funds to be held on April 28, 2026.  You may request a free copy of the

Prospectus/Proxy Statement without charge calling Baillie Gifford Overseas Limited at 1-844-394-6127 or by writing to BGOL, One Greenside Row, Calton Square, Edinburgh EH1 3AN.

General Information

This SAI relates specifically to the proposed reorganization of each Target Fund into the corresponding Acquiring Fund.  In connection with the Joint Special Meeting of Shareholders of the Target Funds to be held on April 28, 2026 (the “Meeting”), shareholders of each Target Fund will be asked to approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for: (i) the acquisition of the assets of each Target Fund and the assumption of the liabilities of each Target Fund by the corresponding Acquiring Fund in exchange solely for shares of the applicable Acquiring Fund, (ii) the pro rata distribution of such shares to the shareholders of the corresponding Target Fund, and (iii) the complete liquidation and dissolution of each Target Fund (each, a “Reorganization”).  Additional information regarding the proposed Reorganizations is included in the combined Prospectus/Proxy Statement relating to the Meeting and in the documents, listed below, that are incorporated by reference into this SAI.

Each Acquiring Fund is a newly-formed “shell” that has not yet commenced operations and has not published any annual or semi-annual shareholder reports. Each Acquiring Fund is expected to commence operations upon consummation of the Reorganizations and continue the operations of the corresponding Target Fund. Each Target Fund shall be the accounting and performance survivor in the Reorganizations, and each Acquiring Fund, as the corporate survivor in the Reorganizations, shall adopt the accounting and performance history of the corresponding Target Fund. For tax purposes, each Acquiring Fund will also succeed to and take into account the items of the corresponding Target Fund described in Section 381(c) of the Internal Revenue Code of 1986, as amended (the “Code”), subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder. Attached hereto as Appendix A is the Preliminary Statement of Additional Information of each Acquiring Fund.

Supplemental Financial Information

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Funds are not included in this SAI.

A table showing the fees and expenses of each Acquiring Fund and the corresponding Target Fund and the fees and expenses of each Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganizations is included in the section titled “What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?” of the Prospectus/Proxy Statement.

The Reorganizations are not expected to result in a material change to any Target Fund’s investment portfolios due to the investment restrictions of the corresponding Acquiring Funds. Accordingly, a schedule of investments modified to show the effects of the change is not required and is not included for any Target Fund.  Notwithstanding the foregoing, changes may be made to each Target Fund’s portfolio in advance of the Reorganizations and/or each Acquiring Fund’s portfolio following the Reorganizations.

There are certain differences between the valuation policies of the Target Funds and the Acquiring Funds with respect to the valuation of certain foreign equity securities. There are no other material differences between the accounting and valuation policies of the Target Funds and the Acquiring Funds.

1

Incorporation of Documents by Reference into the SAI

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

1.	The prospectus of Baillie Gifford Funds on behalf of the Target Funds, dated April 30, 2025, as supplemented and amended to date (File No. 811-10145; SEC Accession No. 0001104659-25-041801);

2.	The statement of additional information of Baillie Gifford Funds on behalf of the Target Funds, dated April 30, 2025, as supplemented and amended to date (File No. 811-10145; SEC Accession No. 0001104659-25-041801);

3.	The audited financial statements and related report of the independent public accounting firm included in the Baillie Gifford Funds' Annual Report to Shareholders for the fiscal year ended December 31, 2024, with respect to each Target Fund. SEC Accession No. 0001104659-25-020192.

2

APPENDIX A

STATEMENT OF ADDITIONAL INFORMATION

BAILLIE GIFFORD ETF TRUST

3

SUBJECT TO COMPLETION – PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 10, 2025

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Baillie Gifford ETF Trust

Statement of Additional Information [DATE]

This Statement of Additional Information (“SAI”) relates to the following funds of Baillie Gifford ETF Trust (the “Trust”):

	Exchange Ticker Symbol	Principal U.S. Trading Market
Baillie Gifford Emerging Markets ETF	[ ]	[ ]
Baillie Gifford International Alpha ETF	[ ]	[ ]
Baillie Gifford International Concentrated Growth ETF	[ ]	[ ]
Baillie Gifford Long Term Global Growth ETF	[ ]	[ ]
Baillie Gifford U.S. Equity Growth ETF	[ ]	[ ]

This SAI is not a prospectus. This SAI provides additional information in relation to the prospectuses for the funds listed above (each a “Fund” and together the “Funds”) dated [ ], each as revised or supplemented from time to time (together, the “Prospectus”), and should be read in conjunction therewith.

Each Fund is a series of Baillie Gifford ETF Trust (the “Trust”). Each Fund is newly organized. Baillie Gifford International Concentrated Growth ETF, Baillie Gifford Long Term Global Growth ETF, and Baillie Gifford U.S. Equity Growth ETF (each, a “Reorganized Fund”) have been organized, and are being registered, in order to serve as the surviving funds in “shell reorganizations” with series of another registered investment company (the “Reorganizations”), subject to approval by the board of trustees of Baillie Gifford Funds and the shareholders of Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford Long Term Global Growth Fund, and Baillie Gifford U.S. Equity Growth Fund (each, a “Predecessor Mutual Fund”), respectively. With the exception of shares to be issued in connection with the Reorganizations (which the Reorganized Funds intend to register under a separate registration statement on Form N-14), the Funds do not expect to make a public offering of their shares until the Reorganizations have been completed or, in the event required approvals are not obtained, efforts to effect the Reorganizations have been discontinued.

The Prospectus, this SAI, the most recent annual and semi-annual reports to shareholders of each Fund, and other information such as Fund financial statements, as they become available, may be obtained, free of charge, by contacting the Trust using the details below.

Online	[ ]
Email	[northamericanvehiclesteam@bailliegifford.com]
Mail	c/o Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, United Kingdom EH1 3AN
Toll-Free Telephone	[1-844-394-6127]

Baillie Gifford ETF Trust – Statement of Additional Information

Background on the Trust and the Funds

The Trust

[Baillie Gifford ETF Trust (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.] The Trust was organized as a Massachusetts business trust on February 24, 2025.

Funds

The Trust consists of multiple series which, as set out below, are offered in the Prospectus and this SAI. Each series that is offered under the Prospectus and this SAI is referred to in this SAI as a “Fund” and together the “Funds.”

Series	Diversified
Baillie Gifford Emerging Markets ETF	[Yes]
Baillie Gifford International Alpha ETF	[Yes]
Baillie Gifford International Concentrated Growth ETF	[No]
Baillie Gifford Long Term Global Growth ETF	[No]
Baillie Gifford U.S. Equity Growth ETF	[No]

Each Fund is an actively managed exchange-traded fund (an “ETF”). Shares of each Fund are listed and trade on [ ] (the “Exchange”) at market prices that may be at, above or below the Fund’s net asset value (“NAV”).

Each Fund offers and issues its shares at its NAV only in aggregations of a specified number of shares (each, a “Creation Unit”). The Funds generally offer and issue shares in exchange for the deposit (or delivery) of a basket of securities, assets, or other positions (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Funds reserve the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares may be purchased or redeemed at NAV only in Creation Units by or through authorized participants (“Authorized Participants”) and, generally, in exchange for Deposit Securities and a Cash Component. A Creation Unit generally consists of [ ] shares for the Baillie Gifford Emerging Markets ETF, [ ] shares for the Baillie Gifford International Alpha ETF, [ ] shares for the Baillie Gifford International Concentrated Growth ETF, [ ] shares for the Baillie Gifford Long Term Global Growth ETF, and [ ] shares for the Baillie Gifford U.S. Equity Growth ETF, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with Funds cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the applicable Participant Agreement (as defined below). The Fund may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

Exchange Listing and Trading

There can be no assurance that the Funds will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may consider the suspension of trading in, and will initiate delisting proceedings of the shares of the Funds under any of the following circumstances: [(1) the Funds are no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act of 1940, as amended (the “1940 Act”), (2) following the initial twelve (12) month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Funds from listing and trading upon termination of the Funds.]

As in the case of other publicly-traded securities, when you buy or sell shares of a Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

Baillie Gifford ETF Trust – Statement of Additional Information

The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor’s equity interest in the Funds.

The base and trading currency of the Funds is the U.S. dollar. The base currency is the currency in which each Fund’s NAV per share is calculated and the trading currency is the currency in which shares of a Fund are listed and traded on the Exchange.

Baillie Gifford ETF Trust – Statement of Additional Information

Fund Investments

This section sets out investment policies for each Fund, which apply in addition to the investment strategies summarized in the Prospectus under “Principal Investment Strategies” and “Selected Investment Techniques and Topics.” The investment policies of each Fund set forth in the Prospectus and in this SAI may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval except that any policy explicitly identified as “fundamental” may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which means the lesser of (i) 67% of the shares of that Fund represented at a meeting at which 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Except as otherwise stated or as required under applicable law, all percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Non-Fundamental Investment Policies

Each Fund’s investment objective and policies set forth in the Prospectus are non-fundamental policies of such Fund. In addition, each Fund will not invest more than 15% of the value of net assets of the Fund in illiquid investments.

The following non-fundamental policies set forth in the Prospectus are subject to change only upon sixty days’ prior notice to shareholders.

●	Baillie Gifford Emerging Markets ETF

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in countries contained in the MSCI Emerging Markets Index.

●	Baillie Gifford U.S. Equity Growth ETF

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in the U.S.

Fundamental Investment Policies

In addition to each Fund’s diversification status as stated in the above “Background on the Trust and the Funds – Funds” section, the following are fundamental policies of the Funds:

A Fund may:

1.	Act as underwriter of securities to the extent consistent with applicable law, regulation or order from time to time.

2.	Borrow money to the extent consistent with applicable law, regulation or order from time to time.

3.	Purchase, sell, or hold real estate or interests in real estate to the extent consistent with applicable law, regulation or order from time to time.

4.	Invest in commodities to the extent consistent with applicable law, regulation or order from time to time.

5.	Make loans to others to the extent consistent with applicable law, regulation or order from time to time.

6.	Issue senior securities to the extent consistent with applicable law, regulation or order from time to time.

7.	Not purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities, including securities issued by any agency or instrumentality of the U.S. government, and related repurchase agreements.

In determining whether a transaction is permitted by applicable law, regulation, or order, each Fund currently construes fundamental policies (2) and (6) above not to prohibit any transaction that is permitted under Section 18 of the 1940 Act, and the rules thereunder, including Rule 18f-4, as interpreted or modified, or as may otherwise be permitted by regulators having jurisdiction from time to time. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness

Baillie Gifford ETF Trust – Statement of Additional Information

when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Provisions of the 1940 Act permit the Funds to borrow from a bank, provided that the borrowing Funds maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with exceptions for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.

Temporary Defensive Positions

Each Fund may invest a portion of its assets in cash or cash equivalents, including money market funds or short-term commercial paper, to facilitate daily portfolio operations, and to take temporary defensive positions—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In taking temporary defensive positions, each Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Other Investment Companies

A Fund may invest in securities of other investment companies or unit investment trust investment companies, including exchange-traded funds, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and the rules thereunder. To the extent a Fund relies on Section 12(d)(1)(G) of the 1940 Act to invest without limit in shares of another series of the Trust (each, an “Underlying Fund”), such Underlying Fund may not acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. The SEC has adopted Rule 12d1-4 under the 1940 Act. Subject to certain conditions Rule 12d1-4 provides an exemption to permit acquiring funds to invest in the securities of other registered investment companies in excess of the limits of Section 12(d)(1).

Diversification

Each Fund that is a diversified fund generally will not, with respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies. Additionally, each Fund that is a diversified fund generally will not, with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

Risks

The principal risks of investing in each of the Funds are summarized in the Prospectus under the Fund Summaries and are discussed in more detail under “Principal Investment Risks.”

The discussion below is meant to supplement these sections of the Prospectus by addressing certain non-principal risks and providing additional detail regarding certain of the principal risks.

Accelerated Transactions

For a Fund to take advantage of certain available investment opportunities, the Manager may need to make investment decisions on an expedited basis. In such cases, the information available to the Manager at the time of an investment decision may be limited. The Manager may not, therefore, have access to the detailed information necessary for a full analysis and evaluation of the investment opportunity.

Artificial Intelligence

The Manager uses a number of artificial intelligence (“AI”) tools to facilitate and enhance its operations, including its investment research processes, and will continue to explore and expects to deploy other tools in future. The Manager operates the “human in the loop” principle; AI tools are not used to make autonomous investment and/or operational decisions for any Fund. Baillie Gifford Group has adopted policies and procedures regarding its employees’ use of AI tools.

Use of AI, including generative AI, by the Manager or the Funds’ other service providers may give rise to regulatory, operational, and other risks which could have a negative impact on the Funds’ operations and/or performance. AI-generated outputs may be unexplainable and may be biased if underlying algorithms or inputs are biased. The Manager may not always identify where such outputs are inaccurate (including through AI “hallucinations”) or incomplete. In particular, there is a risk that an AI tool which may be used in the Manager’s investment research process could operate on flawed assumptions or incomplete data, which may have a negative impact on Fund performance. Additionally, the regulatory landscape in relation to use of AI is expected to continue to evolve, which would potentially impact the Manager and/or the Funds. There can be no assurance that the Manager’s

Baillie Gifford ETF Trust – Statement of Additional Information

use of AI will enhance the performance or operations of the Funds.

Further, there is a risk that the use of AI, and/or inaccurate or misleading statements about use of AI and its associated risks, by an issuer in which a Fund invests, could potentially result in adverse consequences for the value of the Fund’s investment in such issuer.

Banking Sector Risk

In March 2023, a number of U.S. domestic banks and foreign banks experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign financial institutions and economies. Other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any such developments, may reduce liquidity in the market generally or have other adverse effects on an economy, the Funds or issuers in which the Funds invest. In addition, issuers in which the Funds invest and the Funds may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.

Convertible Securities

The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because convertible securities may be converted at either a stated price or a stated rate into underlying shares of common stock. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated or high-yield securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease such Fund’s return.

Derivatives

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss.

Management Risk

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit and Counterparty Risk

The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. To the extent a Fund has significant exposure to a single or small group of counterparties, this risk will be particularly pronounced. A party to a cleared derivatives transaction is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Liquidity Risk

Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Baillie Gifford ETF Trust – Statement of Additional Information

Leverage Risk

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. Other relatively recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the 1940 Act restrictions with respect to “senior securities,” have resulted in, and may in the future result in, increased regulation of derivative instruments and the Funds’ use of such instruments. Such regulations could, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish new margin requirements and/or increase the costs of derivatives transactions, and the Fund may as a result be unable to execute its investment strategies in a manner its Manager might otherwise choose. See “Risks Associated with Derivatives Regulation” below.

Lack of Availability

Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If the Manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. In addition, a Fund’s use of derivatives may affect the amount, timing or character of distributions payable to, and thus taxes payable by, shareholders. Derivative instruments are also subject to the risk of ambiguous documentation. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Risks Associated with Derivatives Regulation

The U.S. government has enacted and is continuing to implement legislation that provides for the regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union, the United Kingdom and certain other jurisdictions have also adopted and are continuing to implement similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Such requirements and other rules and regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs.

While these rules and regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and, central clearing and related requirements expose the Funds to different kinds of costs and risks.

In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad

Baillie Gifford ETF Trust – Statement of Additional Information

authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

The Funds are required to comply with the SEC’s Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments (e.g., reverse repurchase agreements). Rule 18f-4, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. The rule also requires certain funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule. As of the date of this SAI, each Fund qualifies as a limited derivatives user as described under Rule 18f-4 and related SEC guidance.

Additionally, United States regulators, the European Union, the United Kingdom and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. These regulations have had a material impact on the Funds’ use of uncleared derivatives. These rules impose minimum margin requirements on derivatives transactions between a Fund and its counterparties and in certain cases increase the amount of margin a Fund is required to provide. They impose regulatory requirements on the timing of transferring margin and the types of collateral that parties are permitted to exchange.

Moreover, certain global regulators and derivatives exchanges have imposed limits on the maximum net long or short position a person may own or control in specific derivatives contracts. In order for the Manager or a Fund to comply with such limits, it is possible that a Fund may be required to forego an investment or liquidate an existing position. Furthermore, a violation of such limits could lead to regulatory action materially adverse to a Fund’s investment strategy. A Fund may also be affected by other regimes, including those of the European Union and the United Kingdom, and trading venues that impose these limits on specific derivative contracts.

These and other regulations are evolving and subject to change, so their ultimate impact on the Funds and the financial system may vary over time.

Emerging Markets Risk

Investments in emerging market countries pose additional risks when compared to investments in more developed markets. Those risks include:

Less Developed Economies Risk

The securities markets of emerging market countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and other developed foreign countries, and disclosure and regulatory standards in many respects are less stringent.

The economies of individual countries may differ favorably or unfavorably and significantly from the U.S. economy in such respects as growth of gross domestic product (“GDP”) or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position.

The domestic economies of emerging market countries are generally not as diversified as those of the U.S. and certain Western European countries. A significant portion of many of such countries’ national GDPs are represented by one commodity, such as oil, or groups of commodities. World fluctuations in the prices of certain commodities, such as the price of oil, may significantly affect the economy involved.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Emerging market economies may also be dependent on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. As such, there is likely less recourse in the event

Baillie Gifford ETF Trust – Statement of Additional Information

of investor harm, and a Fund may not be able to protect its interests with respect to investments in emerging market countries.

Governmental & Political Risk

In addition, the securities markets of emerging market countries may be subject to a lower level of monitoring and regulation.

Government enforcement of existing securities regulations may be limited, and any such enforcements are typically arbitrary, and the results may be difficult to predict. In addition, reporting requirements of emerging market countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

In many cases, governments of emerging market countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. In addition, investor sentiment toward companies in otherwise unrelated markets may be influenced by adverse events in other foreign markets. Also, such local markets typically offer less regulatory protections for investors.

Furthermore, actions and policies of the U.S. government or other developed countries, such as those preventing certain investments, requiring disinvestment of certain holdings, or restricting economic transactions, may adversely impact the economic conditions in emerging market countries. Political change or instability, including the risks of war or terrorism, may also adversely affect the economies and securities markets of such countries. Expropriation, nationalization or other confiscation due to political change could result in a Fund’s loss of its entire investment in the country involved. The possibility or reality of nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, widespread corruption, political or social instability or diplomatic developments could affect adversely the economies of countries and the value of the Funds’ investments in those countries.

Liquidity Risk

Lack of liquidity and efficiency and/or government-imposed quotas in certain of the stock markets or foreign exchange markets in certain emerging market countries may mean that from time to time the Manager may experience more difficulty in purchasing or selling holdings of securities than it would in a more developed market. Restrictions on day trading, manual trading, block trading and/or off-exchange trading may mean that the Funds’ investment options will be limited.

The financial markets in emerging market countries are also undergoing rapid growth and changes. This may lead to increased trading and pricing volatility, suspension risk and difficulties in settlement of securities.

Custody Risk

The custodial systems in countries with emerging markets may also not be fully developed.

There may be limited regulatory oversight of certain foreign sub-custodians that hold foreign securities subject to the supervision of the Funds’ primary US-based custodian, [ ]. The Funds may be limited in their ability to recover assets if a foreign sub-custodian becomes bankrupt or otherwise unable or unwilling to return assets of the Funds, which may expose the Funds to risk, especially in circumstances where the Funds’ primary custodian may not be contractually obligated to make the Funds whole for the particular loss.

Investments in emerging markets may also carry risks associated with failed or delayed settlement of market transactions and with the registration and custody of securities. Prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose a Fund to credit and other risks. Similarly, the reliability of trading and settlement systems in some emerging markets may not be equal to that available in more developed markets which may result in problems in realizing investments.

Currency Risk

Emerging market countries periodically experience increases in market volatility and declines in foreign currency exchange rates. Currency fluctuations affect the value of securities because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuations in currency exchange rates can also affect a country’s or company’s ability to service its debt.

Special Risks of Investing in Asian Securities

In addition to the risks of foreign investments and emerging market countries investments described above, investments in Asia are subject to other risks.

Baillie Gifford ETF Trust – Statement of Additional Information

The economies of Asian countries are at varying levels of development. Markets of countries whose economies are in the early stages of development may exhibit a high concentration of market capitalization and have less trading volume, lower liquidity, and more volatility than more developed markets. Some Asian countries depend heavily on foreign trade. The economies of some Asian countries are not diversified and are based on only a few commodities or industries.

Investments in Asia also are susceptible to social, political, legal, and operational risks. Some countries have authoritarian or relatively unstable governments. Some governments in the region provide less supervision and regulation of their financial markets and in some countries less financial information is available than is typical of more developed markets. Some Asian countries restrict direct foreign investment in securities markets, and investments in securities traded on those markets may be made, if at all, only indirectly (e.g., through Depositary Receipts, as defined below in the “Investment Glossary” section).

Asian countries periodically experience increases in market volatility and declines in foreign currency exchange rates. Currency fluctuations affect the value of securities because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuations in currency exchange rates can also affect a country’s or company’s ability to service its debt.

The political and economic prospects of one Asian country or group of Asian countries can affect other countries in the region. For example, the economies of some Asian countries are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis, or a decline in currency valuation in one Asian country may spread to other Asian countries. Continuing hostility and the potential for future political or economic disturbances between China and Taiwan may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and/or Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of a Fund’s investments in both countries, and in other countries in the region. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets, and individual securities may be severely affected both regionally and globally, and the value of a Fund’s assets may go down.

Special Risk Considerations of Investing in China

Investing in securities of Chinese issuers, including by investing in China A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in a lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) potentially higher rates of inflation, (viii) the unreliability of some economic data, (ix) the relatively small size and absence of operating history of many Chinese companies, (x) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, (xi) greater political, economic, social, legal and tax-related uncertainty, (xii) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xiii) higher dependence on exports and international trade, (xiv) the risk of increased trade tariffs, sanctions, embargoes and other trade limitations, (xv) restrictions on foreign ownership, (xvi) custody risks associated with investing through the qualified foreign investor program or other programs to access Chinese securities, (xvii) U.S. sanctions or other investment restrictions with respect to Chinese issuers which could preclude a Fund from making certain investments or cause a Fund to sell investments at a disadvantageous time, and (xviii) risks associated with variable interest entity (“VIE”) structures. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Certain Funds may invest in China A Shares listed and traded on the Shanghai Stock Exchange or Shenzhen Stock Exchange through the Stock Connect programs, or on such other stock exchanges in China which participate in the Stock Connect programs from time to time. The Stock Connect programs are securities trading and clearing link programs that enable international investors to invest in China A Shares. A Fund’s investments in

Baillie Gifford ETF Trust – Statement of Additional Information

China A Shares are generally subject to Chinese securities regulations and listing rules, among other restrictions that may affect the Fund’s investments and returns, including daily limits on net purchases across the whole Stock Connect system and transfer restrictions. In addition, a Fund’s trading under the Stock Connect programs may be subject to certain risk factors including, without limitation, those relating to trading, clearance and settlement procedures. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A Shares, these Chinese tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

The Stock Connect programs will only operate on days when both the Chinese and Hong Kong markets are open for trading. There may be occasions when a Fund may be subject to the risk of price fluctuations of China A Shares during the time when the Stock Connect programs are not trading. Because of the way in which China A Shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security and may suffer losses in the event the depository of the Shanghai or Shenzhen Stock Exchange becomes insolvent. Only certain China A Shares are eligible to be accessed through the Stock Connect programs. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through the Stock Connect program. The Stock Connect programs are relatively new. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect programs are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

Certain Funds may also gain investment exposure to certain Chinese companies through VIE structures. Such investments are subject to the investment risks associated with the Chinese-based company. The VIE structure enables foreign investors, such as the relevant Fund, to obtain investment exposure to a Chinese company in situations in which the Chinese government has limited or prohibited the non-Chinese ownership of such company. The VIE structure does not involve direct equity ownership in a China-based company, but instead establishes claims to the China-based company’s profits and control of the company’s assets through contractual arrangements. A Fund will typically have little or no ability to influence VIE through proxy voting or other means because it is not a VIE owner/shareholder. China has proposed the adoption of rules which would affirm that VIE-structured overseas listings are legally permissible. If, however, the Chinese government were to determine that the contractual arrangements establishing the VIE structure did not comply with Chinese law or regulations, the Chinese operating company could be subject to penalties, revocation of its business and operating license, or forfeiture of ownership interests. Further intervention by the Chinese government with respect to any existing VIE structures could significantly affect the relevant Chinese operating company’s performance and thus, the value of the Fund’s investment through a VIE structure, as well as the enforceability of the contractual arrangements of the VIE structure. It remains unclear whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments such as seals are used without authorization. In the event of such an occurrence, a Fund, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, or Chinese law changes in a way that adversely affects the enforceability of the arrangements, or the contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available.

Special Risks of Investing in Latin American Securities

Although there have been significant improvements in recent years, the Latin American economies continue to experience significant problems.

Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries.

The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline which has been lacking at times in the past, as well as stable political and social conditions. There is no assurance that economic initiatives will be successful. Recovery may also be influenced by international economic conditions, particularly those in the U.S., and by world prices for oil and other commodities. Many Latin American countries are highly reliant on the exportation of commodities and their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In the past, certain Latin American economies have been

Baillie Gifford ETF Trust – Statement of Additional Information

influenced by changing supply and demand for a particular currency, monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries), and currency devaluations and revaluations. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity.

Special Risks of Investing in Eastern European Securities

Specific risks vary greatly between the various Eastern European markets, but they include, among others, corporate governance, fiscal stability, banking regulations, European Union accession and continued membership, global commodity prices, political stability and market liquidity.

For example, in February 2022, Russia commenced a military invasion of Ukraine. The invasion has had, and could continue to have, an adverse effect on the region and the markets for securities, as well as ramifications beyond just Russia and Ukraine. Russia’s invasion of Ukraine has led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries and organizations against Russia and Belarus. These market disruptions have and may continue to result in the decline in the value and liquidity of Russian securities, extreme volatility in the Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other impacts on the Russian economy. Sanctions have resulted, and could in the future result, in the immediate freeze of Russian securities, impairing the ability of a Fund to buy those securities. Both the current and potential future sanctions and other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and may negatively impact the broader global markets and therefore the Funds. Any or all of these potential results could lead Russian and other economic regions into a recession. Any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion.

Special Risks of Investing in South African Securities

Specific risks include the transfer of assets to Black Economic Empowerment groups, tax increases, corporate governance, banking regulations, commodity prices, political changes and asset appropriation.

Special Risks of Investing in Middle Eastern Securities

Specific risks include political uncertainty and instability, widespread unemployment and social unrest. In addition, many economies in the Middle East are highly reliant on income from sales of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign currency values.

Special Risks of Focused Investments in Growth Companies

As described in the Prospectus, all of the Funds list both “Focused Investment Risk” and “Growth Stock Risk” as principal risks, and may take on significant exposure to a small number of growth stock issuers, or to a broader portfolio consisting predominantly of growth companies, which can create outsize risk. This is, in part, because, historically, growth companies are disproportionately prevalent in certain industries (such as those relating to the Internet, software and semiconductors), which tend to be particularly prone to loss and wide fluctuation in price. Furthermore, growth companies in these types of industries may have a tendency periodically to decrease in price at roughly the same time, which can further hinder the ability of portfolio managers to diversify risks of loss.

For example, if a Fund takes focused positions in internet and software companies, it is particularly vulnerable to rapid price declines of its internet and software company holdings due to changes in technological product cycles, evolving industry standards, changes in government regulation and policies, loss or impairment of patents and other intellectual property, restrictions on Internet usage or access, damage to the internet infrastructure, obsolescence caused by scientific and technological advances, availability and price of components and acceptance of and changing customer demand. The failure of an internet or software company to adapt to such changes could have a material adverse effect on the company’s business, results of operations and financial condition and therefore a Fund with outsize positions in such companies is subject to greater loss than a more diversified fund.

Similarly, by way of further example, focused investments in the semiconductor industry could make a Fund particularly vulnerable to certain unique risks of investments. For example, semiconductor businesses are particularly vulnerable to loss as a result of wide fluctuations in securities prices due to risks of rapid

Baillie Gifford ETF Trust – Statement of Additional Information

obsolescence of products and related technology; economic performance of the customers of semiconductor and related companies; limited product lines, markets, financial resources or quality management and personnel. Additionally, investments in semiconductor companies may also be affected by risks that affect the broader technology sector, including: government regulation, dramatic and often unpredictable changes in growth rates and competition for qualified personnel, a small number of companies representing a large portion of the semiconductor industry as a whole, cyclical market patterns, significant product price erosion hampering company profits, periods of over-capacity and production shortages, changing demand, variations in manufacturing costs and yields and significant expenditures for capital equipment and product development.

Forward Foreign Currency Transactions

Each Fund may invest in forward foreign currency transactions. In a forward foreign currency contract, a Fund agrees to buy in the future an amount in one currency in return for another currency, at an exchange rate determined at the time the contract is entered into. If currency exchange rates move against the Fund’s position during the term of the contract, the Fund will lose money on the contract. There is no limit on the extent to which exchange rates may move against a Fund’s position. The markets for certain currencies may at times become illiquid, and a Fund may be unable to enter into new forward contracts or to close out existing contracts. Forward currency contracts are entered into in the over-the-counter market, and a Fund’s ability to profit from a contract will depend on the willingness and ability of its counterparty to perform its obligations under the contract. Use by the Funds of foreign currency forward contracts may also give rise to leverage.

Initial Public Offerings

Each Fund may purchase securities in initial public offerings (“IPOs”). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to such Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in

IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Legal and Regulatory Risk

Legal, tax, and regulatory changes could occur that may adversely affect the Funds. New (or revised) laws or regulations or interpretations of existing law may be issued by the U.S. Internal Revenue Service (the “IRS”) or U.S. Treasury Department, the U.S. Commodity Futures Trading Commission (the “CFTC”), the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the U.S.

The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and derivatives (including futures) markets are subject to comprehensive statutes and regulations. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators, and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies.

The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government, self-regulatory organization, and judicial action. See “Risks Associated with Derivatives Regulation” above.

Finally, regulations require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments.

LIBOR Transition and Reference Benchmarks

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which a Fund may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023 and its publication ended completely on 30 September 2024. Alternative reference rates to LIBOR have been established in most major currencies and markets in these alternative rates are continuing to develop. The transition

Baillie Gifford ETF Trust – Statement of Additional Information

away from LIBOR to the use of replacement rates has gone relatively smoothly but the full impact of the transition on the Funds or the financial instruments in which the Funds invest cannot yet be fully determined.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by various UK statutory measures. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

Liquidity Risk

Illiquid investments are any investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquidity risk is the risk that a Fund may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which a Fund currently values them. Liquidity risk may be magnified during periods of changing interest rates, significant shareholder redemptions or market turmoil. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid investments accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including due to geopolitical events such as sanctions, trading halts or wars. Disposal of illiquid investments may entail registration expenses and other transaction costs that are higher than those for liquid investments. A Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund.

[In accordance with Rule 22e-4 under the 1940 Act, the Board has appointed the Manager as the Funds’ liquidity risk management program administrator and has approved a liquidity risk management program for the Funds. The Manager expects to continue to implement the program through its liquidity risk management team. While the Funds’ liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in a Fund’s investments.]

Non-U.S. Tax Risk

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. A Fund’s pursuit of such refunds may subject the Fund to various administrative and/or judicial proceedings. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund’s efforts to obtain a refund is inherently unpredictable. Accordingly, a refund is not typically reflected in a Fund’s NAV until it is received or until the Manager is confident that the refund will be received. In some cases, the amount of a refund could be material to a Fund’s NAV.

Preferred Stocks

Investment in preferred stocks involves certain risks. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity securities or interest rates. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If a Fund owns a preferred stock that is deferring its distribution, it may be required to recognize income for tax purposes despite the fact that it is not receiving current income on this position. As a result, a Fund may be required to sell other investments (including when it is not advantageous to do so) to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return.

Baillie Gifford ETF Trust – Statement of Additional Information

Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

Repurchase Agreements

If the seller under a repurchase agreement becomes insolvent, a Fund’s right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Also, if a seller defaults, the value of such securities may decline before a Fund is able to dispose of them.

The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required in the middle of 2027. Although the impact of these rules on the Funds is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect the Funds’ performance.

Restricted Securities

Restricted securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including, among others: (i) the creditworthiness of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; (v) the nature of any legal restrictions governing trading in the security; and (vi) the nature of the security and the nature of marketplace trades. There can be no assurance that a liquid trading market will exist at any time for any particular restricted security. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.

Section 4(a)(2) Commercial Paper and Rule 144A Securities

The Funds may invest in Section 4(a)(2) paper, which is sold to institutional investors who agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”).

Section 4(a)(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers that make a market in Section 4(a)(2) paper. As a result, Funds purchasing such securities will be exposed to liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and the risk that it may be sold only after considerable expense and delay, if at all. Rule 144A securities generally must be sold only to other qualified institutional buyers. Section 4(a)(2) paper and Rule 144A securities will be presumed illiquid for purposes of the Fund’s limitation on illiquid investments unless the Manager (pursuant to the liquidity risk management program adopted by the Board) as the program administrator determines that the securities in question can be sold within five trading days. If any Fund determines at any time that it owns illiquid investments in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid investments until its holdings are no longer in excess of 15% of its NAV, report the occurrence in compliance with Rule 22e-4 and Rule 30b1-10 under the 1940 Act and, depending on circumstances, may take additional steps to reduce its holdings of illiquid investments. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(a)(2) paper or Rule 144A securities.

Special Purpose Acquisition Companies

Each Fund may also invest in stock, rights, warrants, and other securities offered in IPOs of special purpose acquisition companies or similar special purpose entities (collectively “SPACs”). A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an IPO for the purpose of acquiring an existing company.

The typical SPAC IPO involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a fixed price upon or after consummation of the acquisition. Shortly after the SPAC’s IPO, such units typically are split into publicly listed common stock and warrants (and rights, if applicable) which are each listed and traded separately. The proceeds from the IPO are placed in trust until such time that the SPAC identifies and consummates the acquisition. A SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. If the SPAC does not complete the acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the entity’s shareholders (less certain permitted expenses), possibly on a delayed timeframe and at an unfavorable price, and

Baillie Gifford ETF Trust – Statement of Additional Information

any rights or warrants issued by the SPAC expire worthless.

A Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled, and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. The values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

Warrants

The risks of a warrant are similar to the risks of a purchased call option. Warrants may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of changes in the value of the underlying security or obligation or due to speculation in the market for the warrants or other factors. Prices of warrants do not necessarily move in tandem with the prices of their underlying securities; their prices may have significant volatility and it is possible that a Fund will lose its entire investment in a warrant. A Fund’s failure to exercise a warrant or subscription right to purchase common shares in an issuer might result in the dilution of the Fund’s interest in the issuing company.

[Disclosure of Fund Investments

The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings (the “Disclosure Policies”). The Board may modify the Disclosure Policies at any time without notice.

The Disclosure Policies permit specific details about securities or other instruments held by a Fund, non-public information about a Fund’s recent trading strategies (i.e., since the last public disclosure of the Fund’s portfolio holdings), or a Fund’s pending or anticipated transactions (such details, “Portfolio Holdings Information”) to be disclosed prior to the time that such information is publicly disclosed only to (i) the Manager and its affiliates, (ii) third party service providers who require access to the information to fulfill their duties to a Fund (including the Trust’s custodian and administrator, transfer agent, independent registered public accounting firm, legal counsel, financial printer and filing agent, broker-dealers when requesting bids for or price quotations on securities and brokers in the normal course of trading), (iii) Authorized Participants, market makers and liquidity providers (e.g., in the course of negotiating a custom basket), and (iv) shareholders and prospective shareholders (or their consultants and agents) of the Funds under the circumstances described below.

Website Disclosure

On each Business Day, prior to the opening of regular trading on the Exchange, each Fund publicly discloses its entire portfolio holdings via its website [ ] and the National Securities Clearing Corporation (“NSCC”) and, typically, the composition of an in-kind creation basket and the in-kind redemption basket via the NSCC that it will accept in respect of a creation or redemption of a Creation Unit. The holdings of each Fund will also be disclosed in quarterly filings with the SEC on Form N-PORT as of the end of the first and third quarters of the Funds’ fiscal year and on Form N-CSR as of the second and fourth quarters of the Funds’ fiscal year.

Ongoing Arrangements

In accordance with the disclosure policies, Portfolio Holdings Information of a Fund may generally be made available more frequently and prior to their public availability (i) to Authorized Participants, market makers and liquidity providers (e.g., in the course of negotiating a custom basket) and (ii) to service providers of the Fund or the Manager, including outside legal counsel, an accounting or auditing firm, an administrator, custodian, principal underwriter, pricing service, proxy voting service, financial printer, third party that delivers analytical, statistical or consulting services, ratings or rankings agency or other third party that may require such information to provide services for the benefit of the Fund.

Conditional Disclosure

In accordance with the Disclosure Policies, the Manager may also disclose Portfolio Holdings Information to other persons if the following three conditions are met:

1.	The recipients are subject to a confidentiality agreement with respect to such information, which includes a prohibition on trading on such information and the recipient’s agreement to destroy the information upon a written request from the Manager.

2.	An Authorizing Person determines that disclosure is in the best interest of a Fund and its shareholders.

In determining whether disclosure is in the best interests of a Fund and its shareholders, the Authorizing Person shall consider whether any potential conflicts exist between the interests of Fund shareholders and the Manager and its affiliates.

Baillie Gifford ETF Trust – Statement of Additional Information

3.	The information is limited to that which the Manager believes is reasonably necessary to serve the purposes for which disclosure has been approved.

The Manager must also report any such disclosures to the Board at their next regularly scheduled meeting. This report must then be maintained by the Chief Compliance Officer or his/her designee for 6 years from the end of the fiscal year in which any exception was granted, the first 2 years in an easily accessible place. The Trust may modify its policies and procedures regarding disclosure of Portfolio Holdings Information at any time without notice.

Disclosure Practices for Other Parties

The Manager and its affiliates advise and/or sub-advise registered investment companies and other pooled investment vehicles, which may be subject to different portfolio holdings disclosure policies than the Funds. Neither the Manager nor the Board exercises control over such policies. In addition, the separate account clients of the Manager and its affiliates have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. In addition, some of these funds or separately managed accounts advised by the Manager have substantially similar investment objectives and strategies as the Funds and therefore potentially similar portfolio holdings as the Funds.

Compensation for Disclosure

A Fund’s Portfolio Holdings Information may not be disclosed for compensation.]

Investment Glossary

This section provides definitions of various terms, securities and investment techniques included in the Prospectus and this SAI. This SAI does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Manager and the individual portfolio managers.

Asia

References in the Prospectus and this SAI to “Asia” denote the region encompassing China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand as well as other countries located in Asia, as determined by the Manager.

Australasia

References in the Prospectus and this SAI to “Australasia” denote the region encompassing New Zealand, Australia, Papua New Guinea, and neighboring islands in the Pacific Ocean.

Common Stocks

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests.

Convertible Securities

Convertible securities are fixed income securities that may be converted at either a stated price or a stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Like fixed income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Currency Forward Contracts

In a forward foreign currency contract, a Fund agrees to buy in the future an amount in one currency in return for another currency, at an exchange rate determined at the time the contract is entered into.

Baillie Gifford ETF Trust – Statement of Additional Information

Cyber-attacks

Cyber-attacks include, among other things, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption.

Depositary Receipts

Depositary Receipts generally evidence an ownership interest in a corresponding security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency as the underlying securities are denominated or traded.

American Depositary Receipts are typically publicly traded trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity.

Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.

Eastern European Securities

References in the Prospectus and this SAI to “Eastern European Securities” denote securities issued by companies located in Bulgaria, Croatia, Cyprus, Czech Republic, Estonia, Greece, Hungary, Latvia, Lithuania, Macedonia, Poland, Romania, Russia, Serbia, Slovak Republic, Slovenia, Turkey or Ukraine, as well as other countries in Eastern Europe, as determined by the Manager.

Far Eastern Securities

References in the Prospectus and this SAI to “Far Eastern Securities” denote securities issued by companies located in China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, the Philippines, Taiwan, Thailand or Singapore, as well as other Asian countries, as determined by the Manager.

Industry

References in the Prospectus and this SAI to “Industries” has the meaning ascribed to this term by the Manager, from time to time.

Latin American Securities

References in the Prospectus and this SAI to “Latin American Securities” denote securities issued by companies located in Argentina, Brazil, Chile, Colombia, Mexico or Peru, as well as other countries located in Latin America, as determined by the Manager.

Non-U.S. Securities

The Funds may invest in non-U.S. securities. Non-U.S. securities may include, but are not limited to, securities of companies that are organized and headquartered outside the U.S.; non-U.S. equity securities as designated by commonly-recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S. dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in non-U.S. securities. When assessing compliance with investment policies that designate a minimum or maximum level of investment in “non-U.S. securities” for a Fund, the Manager may apply a variety of factors (either in addition to or in lieu of one or more of the categories described in the preceding sentence) in order to determine whether a particular security or instrument should be treated as U.S. or non-U.S. For more information about how the Manager may define non-U.S. securities for purposes of a Fund’s asset tests and investment restrictions, see the Fund’s principal investments and strategies under “Principal Investment Strategies” in the Prospectus. For more information about how the Manager may determine whether an issuer is located in a particular country, see “Selected Investment Techniques and Topics—Location of Issuers” in the Prospectus.

Middle Eastern Securities

References in the Prospectus and this SAI to “Middle Eastern Securities” denote securities issued by companies located in Egypt, Israel, Qatar or United Arab Emirates, as well as other Middle Eastern countries as determined by the Manager.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive

Baillie Gifford ETF Trust – Statement of Additional Information

dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer.

Repurchase Agreements

A Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

Restricted Securities

The Funds may hold securities that have not been registered for sale to the public under the U.S. federal securities laws pursuant to an exemption from registration.

Rule 144A Securities

Rule 144A securities are securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act.

Section 4(a)(2) Commercial Paper

The Funds may invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the 1933 Act. This commercial paper is commonly called “Section 4(a)(2) paper.” Section 4(a)(2) paper is sold to institutional investors who must agree to purchase it for investment and not with a view to public distribution. Any resale by the purchaser must be in a transaction exempt from the registration requirements of the 1933 Act. Section 4(a)(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers that make a market in Section 4(a)(2) paper.

Sector

References in the Prospectus and this SAI to “Sectors” has the meaning ascribed to this term by the Manager, from time to time.

Senior Securities

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made.

South African Securities

References in the Prospectus and this SAI to “South African Securities” denote securities which are issued by companies located in South Africa.

Synthetic Convertible Securities

“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments.

Warrants

The holder of a warrant or right typically has the right to acquire securities or other obligations from the issuer of the warrant or right at a specified price or under specified conditions.

Yankee Bonds

A Fund may invest in U.S. dollar-denominated bonds sold in the U.S. by non-U.S. issuers (“Yankee bonds”). As compared with bonds issued in the U.S., such bond issues normally carry a higher interest rate but are less actively traded.

Baillie Gifford ETF Trust – Statement of Additional Information

Purchase, Sale, and Pricing of Shares

How to Buy & Sell Shares

The procedures for buying or selling shares of a Fund are summarized in the Prospectus under “Shares—How to Buy and Sell Shares.”

Determination of Net Asset Value

As described in the Prospectus under the heading “Shares—Calculation of NAV,” the NAV per share of a Fund’s shares is determined by dividing the total market value of a Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. The Prospectus further notes that the NAV will be determined as of a particular time of day (the “Pricing Point”) on any day on which the New York Stock Exchange (“NYSE”) is open for unrestricted trading. The Pricing Point is normally at the scheduled close of unrestricted trading on the NYSE (generally 4:00 p.m. Eastern Time). In unusual circumstances, the Manager may determine that the Pricing Point shall be at an earlier, unscheduled close or halt of trading on the NYSE.

Rule 2a-5 under the 1940 Act addresses valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 permits a fund’s board to designate the fund’s primary investment adviser to perform the fund’s fair value determinations, which is subject to board oversight and certain reporting and other requirements intended to ensure that the board receives the information it needs to oversee the investment adviser’s fair value determinations.

[The Board has adopted valuation procedures for valuing portfolio securities and other assets.] The Manager periodically reviews and reports to the Board on the appropriateness and accuracy of the methodologies used to fair value the Funds’ securities. [ ], as the Funds’ administrator, is responsible for the operational execution of the valuation process, and the Manager is responsible for the supervision of compliance with NAV calculation and pricing requirements. When readily available market quotations for portfolio securities and other assets are not available, fair value must be employed to calculate a Fund’s NAV. [Pursuant to Rule 2a-5, the Board has designated the Manager as the “valuation designee” to determine the fair value, in good faith, of securities and other instruments for which no readily available market quotation exists. Baillie Gifford Group’s Valuation Committee is a committee that oversees this responsibility on behalf of the Manager, and Baillie Gifford Group’s Fair Value Pricing Group is responsible for the day-to-day administration of the Manager’s duties, including the Manager’s responsibilities as “valuation designee.” The Manager’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance and the Manager’s asset-based fees.]

Pricing Methodologies

The following summarizes the methods typically used to determine values for the noted types of securities or instruments by the administrator. If a security price cannot be obtained from an independent, third-party pricing agent, the administrator shall seek to obtain a bid price from at least one independent broker from a list provided by the Manager.

-	Equity securities listed on a securities exchange, market or other automated quotation system (including equity securities traded over the counter) for which quotations are readily available are valued at the last quoted trade price on the primary exchange or market (foreign or domestic) on which they are most actively traded on the date of valuation (or at approximately 4:00 p.m. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the date of valuation, at the most recent quoted bid price.

-	Debt instruments are generally fair valued by the valuation designee unless a particular instrument is determined to have readily available market quotations.

-	Futures contracts are generally valued at the settlement price established each day by the board of the exchange on which they are traded.

-	Over-the-counter derivatives and other financial derivatives for which no readily available market quotations exist are generally fair valued by the valuation designee.

-	Swaps are generally fair valued by the valuation designee.

-	Redeemable securities issued by open-end investment companies are generally valued at the investment company’s applicable net asset value per share, with the exception of exchange-traded funds, which are generally priced as equity securities.

-	Foreign (non-U.S.) securities and instruments are priced based on the particular type of security (e.g., equity securities, debt securities, etc.), and may require fair valuation adjustments. Securities and other instruments traded on markets in time zones that differ significantly from Eastern Time may be routinely subject to the use of third-party fair valuation vendors and other fair value qualifications.

Baillie Gifford ETF Trust – Statement of Additional Information

Board Members and Trust Officers

Trustee Responsibilities and Powers

The Board is responsible for the overall management and supervision of the Trust’s affairs and for protecting the interests of shareholders. The Board is composed of six Trustees, also referred to as Board members. Each Board member oversees, and each officer serves, all series of the Trust that constitute the Baillie Gifford ETF complex.

The Trust’s Amended and Restated Agreement and Declaration of Trust dated October 2, 2025, as amended from time to time (the “Declaration of Trust”) permits the Board to:

-	Issue shares. The Board can issue an unlimited number of full and fractional shares of beneficial interest of each series of the Trust (each a “Series Fund”). Each share of a Series Fund represents an equal proportionate interest in such Series Fund with each other share of that Series Fund and is entitled to a proportionate interest in the dividends and distributions from that Series Fund.

The Board can also subdivide any Series Fund into sub-series (or “Classes”) of shares with such dividend preferences and other rights as the Board may designate. This power to subdivide Series Funds is intended to allow it to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a Series Fund to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. Each share of a Series Fund represents an equal proportionate interest in that Series Fund with each other share, subject to the different preferences of each Class of that Series Fund.

-	Establish new portfolios or series. The Board may establish one or more additional separate Series Funds (i.e., a new fund) or merge two or more existing Series Funds. Shareholders’ investments in such an additional or merged portfolio may be evidenced by a separate Series Fund.

-	Charge shareholders. The Board may charge shareholders directly for custodial, transfer agency and servicing expenses.

-	Allocate other expenses. Any general expenses of the Trust that are not readily identifiable as belonging to a Series Fund are allocated in such a manner as to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Series Fund, certain expenses may be legally chargeable against the assets of all Series Funds.

-	Terminate the Trust or any Fund. The Board may terminate the Trust or any Series Fund upon written notice to the shareholders.

Trustee Appointments

The substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the current Board members should serve as a Trustee. Generally, no one factor was decisive in the nomination or appointment of an individual to the Board.

Among the factors the Board considers when concluding that an individual should serve as a Board member are the following:

-	the individual’s business and professional experience and accomplishments;

-	the individual’s ability to work effectively with the other Trustees;

-	the individual’s prior experience, if any, in the investment management industry; and

-	how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

Trustee Nominations by Shareholders

Any shareholder may nominate a person to become a Trustee. To nominate a person for the Nominating and Governance Committee’s consideration, a shareholder must submit their recommendation in writing to the Trust, to the attention of the Trust’s Secretary at c/o Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh, United Kingdom EH1 3AN. The recommendation must include:

-	biographical information regarding the candidate, the number of shares of each Fund owned of record and beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and

Baillie Gifford ETF Trust – Statement of Additional Information

regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust, and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination;

-	the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

-	the recommending shareholder’s name as it appears on the Trust’s books;

-	the number of all shares of each Fund owned beneficially and of record by the recommending shareholder; and

-	a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Nominating and Governance Committee may require the candidate to furnish such other information as it may deem necessary or appropriate to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Nominating and Governance Committee considers and evaluates nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that it will determine to nominate any person, even if properly recommended and considered in accordance with this paragraph.

The following table sets out information on each of the Trustees, including an overview of the considerations that led the Board to conclude that each individual currently serving as a Trustee should serve as a Trustee.

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served in Position	Principal Occupation and Other Directorships Held During Past 5 Years	Considerations relevant to appointment as Trustee (see also “Board Members and Trust Officers— Trustee Appointments” above)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Dollar range(3) of Shares held in each Fund (USD)	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Trustee in Fund Complex (USD)
Independent Trustees
Howard W. Chin 1952	Trustee	Since 2025	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).	Howard W. Chin has over 25 years of professional experience in the asset management industry. Most recently, as Managing Director of Fixed Income Securities at Guardian Life Insurance Company of America until 2013, Mr. Chin was responsible for managing multi-billion dollar structured products portfolios for Guardian’s mutual funds, and general account. In addition, Mr. Chin was a member of the Investment Committee that determined Guardian’s asset allocation among the various fixed income sectors.	[18]	[ ]	[ ]
Pamela M. J. Cox 1952	Trustee, Chair of the Nominating and Governance Committee	Since 2025	Retired. Formerly: Senior Vice President; Vice President East Asia, World Bank Group	Pamela M. J. Cox has over 30 years of professional experience in the World Bank Group, providing investment project financing and economic policy advice.	[18]	[ ]	[ ]

Baillie Gifford ETF Trust – Statement of Additional Information

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served in Position	Principal Occupation and Other Directorships Held During Past 5 Years	Considerations relevant to appointment as Trustee (see also “Board Members and Trust Officers— Trustee Appointments” above)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Dollar range(3) of Shares held in each Fund (USD)	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Trustee in Fund Complex (USD)
			(international bank & financial services).	At the time of her retirement in 2013, she was Senior Vice President, leading strategy and business development. She previously held positions as Vice President East Asia and Vice President Latin America, overseeing business strategy, investment portfolios, operations, client relationships, policy formulation and governance. Since retiring, she has held positions on nonprofit boards.
John Kavanaugh 1962	Trustee, Chair of the Audit Oversight Committee	Since 2025	Retired. Formerly: Partner, Ernst and Young, LLP (public accounting).	John Kavanaugh is a CPA with over 37 years of public accounting experience with Ernst & Young (EY) providing audit, accounting and advisory services to a wide variety of clients in the financial services industry including registered investment companies and registered investment advisers. At the time of his retirement from EY in June of 2022, he was an assurance partner based in Dallas and the leader of EY’s Financial Services Organization South Region Wealth and Asset Management Assurance Group. Mr. Kavanaugh also has previous experience on non-profit boards dedicated to assisting and mentoring financially constrained students through high school and college.	[18]	[ ]	[ ]
Maureen A. Miller 1960	Trustee	Since 2025	Retired. Formerly: Shareholder, VedderPrice P.C. (law firm).	Maureen A. Miller is an attorney with over 35 years of professional experience gained through working at a financial services firm and law firms. Until her retirement from VedderPrice P.C. in 2024, she worked with a variety of investment companies, investment advisers, broker-dealers and fund boards on a range of issues including SEC regulations and compliance	[18]	[ ]	[ ]

Baillie Gifford ETF Trust – Statement of Additional Information

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served in Position	Principal Occupation and Other Directorships Held During Past 5 Years	Considerations relevant to appointment as Trustee (see also “Board Members and Trust Officers— Trustee Appointments” above)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Dollar range(3) of Shares held in each Fund (USD)	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Trustee in Fund Complex (USD)
matters. She has also served on non-profit boards.
Donald P. Sullivan Jr. 1954	Trustee	Since 2025	Retired. Formerly: Senior Vice President, Agency Distribution, Guardian Life Insurance (financial services).	Donald P. Sullivan Jr. has over 38 years of professional experience in the banking, securities, and financial services industries. At the time of his retirement in 2015, he was Senior Vice President of Agency Distribution at Guardian Life Insurance Company of America responsible for the growth and development of the National Career Agency Distribution Network. He previously served as President of Park Avenue Securities, Guardian’s broker-dealer and registered investment adviser, overseeing product, compliance, operations, and strategy, as well as internal and external relationships.	[18]	[ ]	[ ]
Interested Trustee (as defined in the 1940 Act)(4)
Michael Stirling-Aird 1977	Trustee, Chair of the Board. President.(5)	Since 2025	Partner, Baillie Gifford & Co (parent of investment adviser).

Michael Stirling-Aird has over 24 years of professional experience in the investment management and financial services industries. Mr. Stirling-Aird is a partner of the Manager’s parent firm, Baillie Gifford & Co, and with respect to the Manager, a Client Relationship Director with responsibility for servicing North American clients and Deputy Chair of the Manager’s North American Management Group. He has served as the President of Baillie Gifford Funds since 2023.

					[18]	[ ]	[ ]
(1)	The address of each Trustee is c/o Baillie Gifford Overseas Limited, 780 Third Avenue, 43rd Floor, New York, NY 10017.
(2)	The “Fund Complex” includes all five Funds and all series of (1) Baillie Gifford Funds (12 portfolios) and (2) Baillie Gifford Institutional Trust (1 portfolio).
(3)	Values given are as of [December 31, 2025].
(4)	Previous positions during the past five years with Baillie Gifford & Co, the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.
(5)	Mr. Stirling-Aird serves as a Trustee (Chair of the Board) and President for all companies in the Fund Complex.

Five of the Trustees are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Independent Trustees”). One Trustee, who serves as Chair of the Board, is an “interested person” of the Trust by reason of his

Baillie Gifford ETF Trust – Statement of Additional Information

affiliation with the Manager and his role as an officer of the Trust. The Trust does not have a lead independent trustee. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to oversee the Funds, after taking into account the characteristics of the Funds and their investment strategies and policies. In forming this belief as to the reasonableness of having an interested Chair and no lead independent Trustee, the Board considered several factors in respect of its service of other funds in the Baillie Gifford fund complex, which the Board believes will be equally applicable in respect of their service of the Trust, including the following: the relatively small size of the Board, and the fact that each Independent Trustee serves on every committee of the Board; in light of the Manager’s overseas location, the Chair’s ability to efficiently mobilize the Manager’s resources at the Board’s behest and on its behalf; that the board of other funds in the Baillie Gifford fund complex has had an interested Chair since its inception and that, during this time, the interested Chair has demonstrated the ability to facilitate the flow of information between the independent trustees and the Manager; and that the collaborative functioning of the Board will not be hindered by this historical governance structure. For a discussion of the Board’s role in risk oversight of the Funds, please see “Manager—Oversight by the Board” below.

An Independent Trustee may serve as a member of the Board until December 31 in the earlier of (i) the year of their 15th year of service as a Board member, and (ii) the year of their 75th birthday. The Chair of the Board and the officers of the Trust, including the President of the Trust, are elected annually by the Board.

To the Trust’s knowledge, as of [December 31, 2025], none of the Independent Trustees or their immediate family members owned securities in the Manager or Baillie Gifford Funds Services LLC (the “Distributor” or “BGFS”), nor did they own securities in any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Trustee Meetings

The Board meets periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with certain service providers, monitor compliance with regulatory requirements, and review performance.

Committees

The Board has two standing committees, as follows:

Committee	Functions	Membership	Chair	Meetings during last fiscal year(1)
Audit Oversight Committee	Oversees the Trust’s accounting and financial reporting policies and practices, its internal controls, and the quality and objectivity of the Trust’s financial statements. Acts as liaison between the Trust’s independent registered public accounting firm and the Board.	Independent Trustees only	Mr. Kavanaugh	[ ]
Nominating and Governance Committee	Identifies, evaluates and recommends candidates to serve as Independent Trustees(2) and reviews the composition of the Board. Reviews and recommends Independent Trustee compensation.	Independent Trustees only	Ms. Cox	[ ]
(1)	Information is provided for the fiscal year ended December 31, 2025.
(2)	The Nominating and Governance Committee will consider nominees recommended by shareholders. For a description of the procedures to be followed by security holders to submit recommendations, see “Board Members and Trust Officers—Trustee Nominations by Shareholders” above.

Trustee Compensation

The following tables set forth a summary of the compensation received by each Independent Trustee for services rendered as a Trustee and, if applicable, committee chair, for the fiscal year ended December 31, 2025. The Trust pays no compensation to its officers and interested Trustee. For the fiscal year ended December 31, 2025, each Independent Trustee received a retainer fee of $[ ]. The chairs of the Audit Oversight Committee and the Nominating and Governance Committee received additional compensation of $[ ] and $[ ], respectively.

Baillie Gifford ETF Trust – Statement of Additional Information

Aggregate Compensation from each Fund	Howard W. Chin, Trustee	Pamela M. J. Cox, Trustee and Chair of the Nominating and Governance Committee	John Kavanaugh, Trustee and Chair of the Audit Oversight Committee	Maureen A. Miller, Trustee	Donald P. Sullivan Jr., Trustee
Baillie Gifford Emerging Markets ETF	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Baillie Gifford International Alpha ETF	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Baillie Gifford International Concentrated Growth ETF	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Baillie Gifford Long Term Global Growth ETF	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Baillie Gifford U.S. Equity Growth ETF	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Total Compensation from all Funds of the Trust and Fund Complex(1)(2)(3)	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
(1)	All Trustees receive reimbursements for reasonable expenses related to their attendance at the meetings of the Board or committees, which are not included in the amounts shown. The amounts shown indicate the aggregate compensation paid to the Trustees for their service on the Board of the Trust and its series. As of the date hereof, no Trustee accrued pension or retirement benefits as part of the Trust’s expenses, and no Trustee is expected to receive annual benefits upon retirement.
(2)	The “Fund Complex” includes all Funds and two separate investment companies: (1) Baillie Gifford Funds and (2) Baillie Gifford Institutional Trust.
(3)	[This total includes compensation from Baillie Gifford Health Innovation Equities Fund, which was terminated as a series of Baillie Gifford Funds on January 27, 2025 and Baillie Gifford International Smaller Companies Fund, which was terminated as a series of Baillie Gifford Funds on October 2, 2025.]

Trust Officers

The following table sets out the officers of the Trust, their principal occupations during the last five years, and certain other information.

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation During Past 5 Years(3)
Officers (other than officers who are also Trustees)
David W. Salter 1975	Vice President	Since 2025	Partner, Baillie Gifford & Co (parent of investment adviser); Formerly CEO & Chairman, Baillie Gifford Funds Services LLC (broker-dealer)
Julie Paul 1975	Vice President	Since 2025	Senior Manager, Funds Operations, Baillie Gifford & Co (parent of investment adviser)
Lindsay Cockburn 1978	Treasurer	Since 2025	Director Investment Operations, North American Funds Operations Department, Baillie Gifford & Co (parent of investment adviser)
Neil Riddell 1988	Chief Risk Officer	Since 2025	Partner and Head of Group Risk, Baillie Gifford & Co (parent of investment adviser)
Gareth Griffiths 1973	Secretary, Chief Legal Officer, Chief Compliance Officer and AML Compliance Officer	Since 2025	Head of Business Partners Legal for Baillie Gifford & Co (parent of investment adviser)

Baillie Gifford ETF Trust – Statement of Additional Information

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation During Past 5 Years(3)
Lesley-Anne Archibald 1988	Vice President	Since 2025	Head of North American Shareholders Services, North American Funds Operations Department, Baillie Gifford & Co (parent of investment adviser); Chairperson and Director of Baillie Gifford Funds Services LLC (broker-dealer)
Kelly Cameron 1989	Vice President	Since 2025	Relationship Director, Baillie Gifford Overseas Limited (parent of investment adviser)
(1)	The address of each officer of the Trust is c/o Baillie Gifford ETF Trust, 780 Third Avenue, 43rd Floor, New York, NY 10017.
(2)	The officers of the Trust will be elected annually by the Board.
(3)	Previous positions during the past five years with Baillie Gifford & Co, the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

Trust Officer Compensation

The Trust currently pays no compensation to officers of the Trust.

Board Member and Trust Officer Liability

The Declaration of Trust provides that the Board members will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Board member against any liability to which the Board member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Board members and officers of the Trust are indemnified by the Trust for any and all liabilities and expenses actually and reasonably incurred in any proceeding brought or threatened against a Board member or officer by reason of any alleged act or omission as Board member or officer, unless such person did not act in good faith in the reasonable belief that such action was in the best interests of the Trust, under the Declaration of the Trust and the Bylaws of the Trust. No officer or Board member may be indemnified against any liability to the Trust or the Trust’s shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Investment in the Funds by Trust, Manager and Distributor Personnel

The Trust, the Manager and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. This code of ethics permits personnel of the Trust, the Manager and the Distributor to invest in securities, including securities that may be purchased or held by the Funds, subject to restrictions.

Manager

The Manager is a wholly-owned subsidiary of Baillie Gifford & Co, which is generally engaged in the business of investment management. Both the Manager and Baillie Gifford & Co are authorized and regulated in the U.K. by the Financial Conduct Authority. The Manager and its affiliates are referred to herein as the “Baillie Gifford Group.”

Oversight by the Board

The Board oversees the Manager, including by overseeing the following activities of the Manager:

-	Risk Management. As part of this process, the Board receives a report from, and meets periodically with, the Trust’s chief risk officer. The Board and the Performance Committee also meet periodically with representatives of the

Manager to receive reports regarding the management of the Funds, including their investment risks.

-	Compliance with Relevant Laws. To assist this process, the Board meets periodically with the Funds’ chief compliance officer and receives reports regarding the compliance of the Funds and the Manager with the federal securities laws and the Fund’s own compliance policies and procedures.

-	Financial Accounting and Reporting. The Board, either itself or through its committees, meets periodically with officers of the Trust and representatives from the Manager and the auditor of the Funds, to review and consider the financial accounting and reporting of the Funds.

Baillie Gifford ETF Trust – Statement of Additional Information

-	All Management activities. In the course of providing oversight, the Board meets periodically with officers of the Trust and representatives from the Manager, and receives a broad range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio.

-	Appointment of the Manager. The Board also reviews the appointment of the Manager at least annually.

Management Services

The Manager serves as the investment manager of the Funds under the Investment Advisory and Management Agreement dated [ ], as amended from time to time (the “Management Agreement”).

Responsibilities

Under the Management Agreement, the Manager manages the investment and reinvestment of the assets of each Fund and generally administers its affairs, subject to oversight by the Board as described above. The Manager also furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Funds and certain administrative services.

Investment Management Fee

For these services, the Management Agreement provides that each Fund pays the Manager an investment management fee under a bundled fee structure (the “Unitary Management Fee”).

The Unitary Management Fee paid by each Fund under the Management Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of that Fund’s average daily net assets:

Fund	Annual Unitary Management Fee Rate (percentage of the Fund’s average daily net assets)
Baillie Gifford Emerging Markets ETF	[ ]%
Baillie Gifford International Alpha ETF	[ ]%
Baillie Gifford International Concentrated Growth ETF	[ ]%

Fund	Annual Unitary Management Fee Rate (percentage of the Fund’s average daily net assets)
Baillie Gifford Long Term Global Growth ETF	[ ]%
Baillie Gifford U.S. Equity Growth ETF	[ ]%

In addition to bearing the Unitary Management Fee, each Fund (and not the Manager) bears the following expenses: (i) expenses incurred in connection with the distribution plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, (ii) investment-related expenses of any kind, including all fees and expenses incurred with respect to the acquisition, holding, voting and/or disposition of portfolio securities, and any expenses incurred with respect to the reorganization, restructuring or workout-related expenses related to any investment, and the execution of portfolio transactions (such as brokerage commissions, clearing and settlement costs, and any other kind of transaction expenses and costs associated with tax reclaims or similar actions, including any fees paid on a contingent basis); (iii) borrowing and other investment-related costs and fees, including interest, commitment and other fees and costs; (iv) acquired fund fees and expenses; (v) taxes (including, but not limited to, income, excise, transfer and withholding taxes, including any accrued deferred tax liability) and governmental fees; (vi) litigation expenses of any kind (including fees and expenses of counsel retained by or on behalf of the Trust or a Fund, judgments, amounts paid in settlement, fines, penalties, fees of expert witnesses, document production fees, and all other liabilities, costs or expenses) and any fees, costs or expenses payable by the Trust or a Fund pursuant to indemnification or advancement obligations to which the Trust or such Fund may be subject (pursuant to contract or otherwise); (vii) custody or other expenses attributable to negative interest rates on investments or cash; (viii) short dividend expense; (ix) salaries and other compensation or expenses, including travel expenses, of any of the Trust’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of the Manager or its subsidiaries or affiliates; (x) organizational and offering expenses of the Trust and the Funds; (xi) costs related to any meetings of shareholders, including any costs associated with the preparation, printing, filing and transmission of proxy or information statements and proxy solicitation; (xii) fees

Baillie Gifford ETF Trust – Statement of Additional Information

or expenses payable or other costs incurred in connection with a Fund’s securities lending program, if any, including any securities lending agent fees, as governed by a separate securities lending agreement; (xiii) any other expenses which are capitalized in accordance with generally accepted accounting principles; (xiv) other nonrecurring or extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust); and (xv) such other expenses as approved by a majority of the Board.

How to Change the Investment Management Agreement

The Management Agreement may be amended in a manner consistent with the 1940 Act. Amendments to the Management Agreement will require shareholder approval, unless (a) the amendments do not increase the compensation of the Manager or otherwise fundamentally alter the relationship of the Trust with the Manager and (b) the amendments are approved by the requisite majority of the Trustees who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any such party.

Term of Manager’s Appointment

The Management Agreement will continue in effect for two years from its date of execution. After this two year period, it will continue if its continuance is approved at least annually by:

-	the Board or by vote of a majority of the outstanding voting securities of the relevant Fund; and

-	vote of a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

The Management Agreement may be terminated without penalty by:

-	vote of the Board or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days’ written notice; or

-	the Manager upon sixty days’ written notice.

The Management Agreement also terminates automatically in the event of its assignment.

Manager Liability

The Management Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Other Clients

The Manager acts as investment adviser to numerous other corporate and fiduciary clients. Certain officers and the interested Trustee of the Trust also serve as officers, directors and Trustees of other investment companies and clients advised by the Manager. These other investment companies and clients sometimes invest in securities in which the Funds also invest. If a Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which a Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the Board that the desirability of retaining the Manager as adviser for the Funds outweighs the disadvantages, if any, which might result from these practices.

For a description of potential conflicts of interest that may arise in connection with management of the Funds and management of other clients please see “Principal Investment Risks—Conflicts of Interest Risk” in the Prospectus.

Investment Decisions by Portfolio Managers

Investment decisions made by the Manager for a Fund are made by teams of portfolio managers organized for that purpose.

Portfolio Manager Conflicts of Interest

In addition to managing the Funds, individual portfolio managers are commonly responsible for managing other registered investment companies, other pooled investment vehicles and/or other accounts. These other types of accounts may have similar investment strategies to the Funds.

For a description of potential conflicts of interest that may arise in connection with the portfolio managers’ management of the Funds and the portfolio managers’ management of other types of accounts please see “Principal Investment Risks—Conflicts of Interest Risk” in the Prospectus.

Other Accounts

The following table shows information regarding other accounts managed by the portfolio managers. The information is provided as of [December 31, 2025], except where otherwise noted. As of [December 31, 2025], no portfolio manager to a Fund owned beneficially any equity securities of such Fund.

Baillie Gifford ETF Trust – Statement of Additional Information

Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where management fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Baillie Gifford Emerging Markets ETF
Ben Durrant
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Mike Gush
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Andrew Stobart
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Baillie Gifford International Alpha ETF
Chris Davies
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Jenny Davis
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]

Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where management fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Donald Farquharson
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Roderick Snell
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Steve Vaughan
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Tom Walsh
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Baillie Gifford ETF Trust – Statement of Additional Information

Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where management fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Baillie Gifford International Concentrated Growth ETF
Spencer Adair
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Lawrence Burns
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Paulina McPadden
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Baillie Gifford Long Term Global Growth ETF
Gemma Barkhuizen
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

John MacDougall
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]

Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where management fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Michael Pye
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Mark Urquhart
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Baillie Gifford U.S. Equity Growth ETF
Dave Bujnowski
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Kirsty Gibson
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]

Baillie Gifford ETF Trust – Statement of Additional Information

Account Type	Total Accounts	Total Assets in Accounts (US$M)	Where management fee is based on account performance:
			Accounts	Assets in Accounts (US$M)
Other Accounts	[ ]	[ ]	[ ]	[ ]

Lillian Li
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Gary Robinson
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Tom Slater
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Proxy Voting

The Trust has delegated to the Manager responsibility for the voting of proxies with respect to voting securities held by the Funds. The Manager does not use an automated proxy voting advisory service.

Voting Guidelines

The Manager has adopted certain guidelines, called “Our Stewardship Principles and Guidelines” (the “Guidelines”) to, among other things, govern the Manager’s proxy voting processes.

The Guidelines are developed and administered by the Voting Team of the Baillie Gifford Group. The Voting Team sits alongside the investment teams and oversees voting analysis and execution in conjunction with the Funds’ portfolio managers. The Voting Team forms part of the Manager’s ESG function and reports to the Head of ESG, and ultimately to Baillie Gifford & Co’s ESG Oversight Group.

The Guidelines articulate the Manager’s approach to governance and sustainability matters including the following areas:

—	Governance fit for purpose
—	Alignment in vision and practice
—	Long-term value creation
—	Sustainable business practices

The Manager recognizes that given the range of markets in which the Funds invest, one set of standards is unlikely to be appropriate. The Guidelines consequently take an issues based approach covering standards from a global perspective.

Pragmatic & Flexible Approach

The Manager recognizes that companies within particular markets operate under significantly differing conditions. The Guidelines are intended to provide an insight into how the Manager approaches voting and engagement on behalf of clients with it being important to note that the Manager assesses every company individually. With respect to voting, the Manager will evaluate proposals on a case-by-case basis, based on what it believes to be in the best long-term interests of clients, rather than rigidly applying a policy.

In evaluating each proxy, the Voting Team follows the Guidelines, while also considering third party analysis, the Manager’s and its affiliates own research and discussions with company management.

The Voting Team oversees voting analysis and execution in conjunction with the investment teams.

The Manager may elect not to vote on certain proxies. While the Manager endeavors to vote a Fund’s shares in all markets, on occasion this may not be possible due to a practice known as share blocking, whereby voting shares would result in prevention from trading for a certain period of time. When voting in these markets, the Manager assesses the benefits of voting clients’ shares against the relevant restrictions. The Manager may also not vote where it has sold out of a stock following the record date.

Conflicts of Interest

The Manager recognizes the importance of managing potential conflicts of interest that may exist when voting

Baillie Gifford ETF Trust – Statement of Additional Information

a proxy solicited by a company with whom the Baillie Gifford Group has a material business or personal relationship. The Voting Team of the Baillie Gifford Group is responsible for monitoring possible material conflicts of interest with respect to proxy voting.

In most instances, applying the Guidelines to vote proxies will adequately address any possible conflicts of interest.

For proxy votes that involve a potential conflict of interest or that are inconsistent with (or not covered by) the Guidelines, the Manager has an internal process to review the proposed voting rationale. The review considers whether business relationships between the Baillie Gifford Group and the company have influenced the proposed vote and decides the course of action to be taken in the best interests of our clients.

[Further Information

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request by:

-	calling toll-free, 1-844-394-6127; or

-	by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.]

Investment Process

Best Execution

In placing orders for the purchase and sale of portfolio securities for the Funds, the Manager seeks to obtain the best price and execution.

Under a participating affiliate arrangement, the Manager may engage personnel and resources from its affiliate, Baillie Gifford Asia (Hong Kong) Limited 柏基亞洲(香港) 有限公司, to execute trades for each Fund. Under normal circumstances, this arrangement will be utilized for executing trades in relation to Asia-Pacific securities. However, the Manager may also utilize this arrangement for non-Asia-Pacific securities.

Use of Brokers or Dealers for Unlisted Investments

The use of brokers or dealers for unlisted investments is based on the most favorable price which can be obtained for the Funds.

Transactions in unlisted securities are carried out directly with company management when they are issuing primary equity. On occasion investment banks can be engaged as advisers in the trade but the monies are generally paid direct to the company. If, in the judgment of the Manager, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers, the trading desk will direct the trade through broker-dealers who make the primary market for such securities.

Selection of Brokers or Dealers

Broker selection for trading is determined entirely by the requirement to achieve best execution for the Funds.

The Manager selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Manager will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

Brokers or dealers selected to execute the Funds’ portfolio transactions may include the Funds’ Authorized Participants or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu.” Each Fund may determine to not charge a variable fee on certain orders when the Manager has determined that doing so is in the best interests of Fund shareholders.

Execution only approach

The Manager pays execution-only commission rates and does not pay “bundled” fees for brokerage and research. The Manager assumes full responsibility for payment for non-execution services from brokers, such as reports on economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with analysts and specialists. The receipt of such services does not factor in the selection of brokers.

Foreign Currency Transactions – Custodians

Although the Manager executes certain foreign currency transactions internally through its foreign currency trading desk, the Manager may determine that:

Baillie Gifford ETF Trust – Statement of Additional Information

-	certain transactions may not be most efficiently executed by its trading desk. Such transactions may be administered by a third party such as the Fund’s custodian. Such transactions tend to be in smaller amounts (for example, income repatriation), and such transactions may be executed by such third parties in accordance with standing instructions received from the Manager; or

-	due to local market regulations, responsibility has to pass to the client’s custodian for execution under standing instruction.

Also, income received into the portfolios will automatically be swept into U.S. dollars by means of standing instruction foreign exchange carried out by the custodian.

Given the nature of such transactions and the general size of the markets, the Manager has limited ability to analyze or review the specific details and efficiency of trading in these amounts.

Directed Brokerage Transactions

[The Funds had not yet commenced operations as of the date hereof, and therefore have not engaged in any directed brokerage transactions.]

Brokerage Commissions

As mentioned above, the Manager pays execution-only commission rates for trading. The Manager believes this helps to mitigate any potential conflicts of interest that might arise from the purchase of two sets of services paid out of the Funds’ dealing commission.

Research services permitted to be paid from client dealing commissions under Section 28(e) (the “safe harbor”) of the Exchange Act are now paid for directly by the Manager under separate agreements with brokers.

[The Funds had not yet commenced operations as of the date hereof, and therefore have not paid any brokerage commissions.]

Affiliated Broker-Dealers

[The Funds had not yet commenced operations as of the date hereof, and therefore have not paid any brokerage commissions to any affiliated broker/dealers.]

Regular Broker or Dealer

[The Funds had not yet commenced operations as of the date hereof, and therefore have not held securities issued by a regular broker or dealer or a parent company of a regular broker or dealer.]

Portfolio Turnover

The buying and selling of the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to individual shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely impact a Fund’s after-tax returns. See the “Tax” section below.

[Portfolio turnover rates for each Fund for which financial highlights are available are provided under “Financial Highlights” in the Prospectus. For the fiscal year ended [ ], none of the Predecessor Mutual Funds experienced a significant variation in their portfolio turnover rates over their two most recently completed fiscal years. As Baillie Gifford Emerging Markets ETF and Baillie Gifford International Alpha ETF had not commenced operations as of the date hereof, no portfolio turnover information is available.]

Other Accounts

[The Manager is responsible, subject to oversight by the Board, for placing orders on behalf of the Funds for the purchase or sale of portfolio securities. Although each Fund’s investment objective and strategies are substantially similar to those of other accounts and funds managed by the Manager, differences in purchase and redemption structure, investment restrictions and legal requirements and the public nature of the Funds’ positions lead to the use of different trading practices and portfolio decisions. The Funds’ portfolios, which are expected to be more concentrated than the portfolios of these other accounts and funds because it is anticipated that it will exclude certain smaller and/or less liquid positions, will generally be rebalanced less frequently than the portfolios of these other accounts and funds. This less frequent rebalancing is anticipated typically to cause trades to be effected in the portfolios of these other accounts and funds before they are effected for a Fund’s portfolio. At times, a Fund’s trades will likely occur after an accumulation of multiple trades that were executed for the Manager’s other accounts and funds, when the Manager determines that a corresponding change is warranted for the Fund. However, despite this difference in trade timelines between the Funds and the Manager’s other accounts and funds, the Funds can and will trade in tandem or nearly in tandem with the Manager’s other accounts and funds if necessitated by

Baillie Gifford ETF Trust – Statement of Additional Information

market dynamics. When the Manager implements a portfolio decision for an account or fund ahead of, or contemporaneously with, a portfolio decision for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable pricing or trading results, paying higher transaction costs, or otherwise being disadvantaged.]

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under the headings “Principal Investment Risks”, “Shares—Calculation of NAV” and “Shares—How to Buy and Sell Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Funds’ Prospectus.

[(1) the Funds are no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act of 1940, as amended (the “1940 Act”), (2) following the initial twelve (12) month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Funds from listing and trading upon termination of the Funds.

As in the case of other securities traded on the Exchange, brokers’ commissions on transactions are based on negotiated commission rates at customary levels.] ]

An intra-day NAV is based on a securities component and a cash component (or an all cash amount) that comprises that day’s Creation Deposit (as defined below), as disseminated prior to that Business Day’s commencement of trading.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shares—How to Buy and Sell Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the Financial Industry Regulatory Authority (“FINRA”). Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by

Baillie Gifford ETF Trust – Statement of Additional Information

standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

Creation and Redemption of Creation Units

General

The Funds will issue and sell shares only in Creation Units on a continuous basis, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order received by the Distributor or its agent in proper form. On days when the Exchange closes earlier than normal, a Fund may require orders to be placed earlier in the day. Notwithstanding the foregoing, the Trust may, but is not required to, permit orders, including custom, until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund as of the date of this SAI:

Fund	Shares per Creation Unit
Baillie Gifford Emerging Markets ETF	[ ]
Baillie Gifford International Alpha ETF	[ ]
Baillie Gifford International	[ ]

Concentrated Growth ETF
Baillie Gifford Long Term Global Growth ETF	[ ]
Baillie Gifford U.S. Equity Growth ETF	[ ]

In its discretion, the Trust reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit, including on a per transaction basis if doing so is deemed to be in the best interests of the applicable Fund and its shareholders. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash and reserves the right to permit or require the substitution of Deposit Securities (as defined below) in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust collateral in respect of the Authorized Participant’s obligations. The Trust may use such collateral at any time to purchase Deposit Securities if the Authorized Participant fails to honor its obligations to a Fund. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

An Authorized Participant (defined below) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Baillie Gifford ETF Trust – Statement of Additional Information

Fund Deposit

The consideration for purchase of a Creation Unit of the Funds generally consists of the in-kind deposit of a designated basket of securities, assets, or other positions (the “Deposit Securities”) per each Creation Unit, and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Funds may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.

The “Cash Component” is an amount equal to the difference between the NAV of shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

The identity and number or par value of the Deposit Securities may change in respect of each purchase of a Creation Unit.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the

Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes, known to the Manager on the date of announcement to be in effect by the time of delivery of a Fund Deposit from certain corporate actions.

The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit.

The Trust may, in its sole discretion, substitute an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security.

Cash Purchase Method

In certain circumstances when partial or full cash purchases of Creation Units are available or specified, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant typically pays the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. The Authorized Participant (as defined below) may also be required to pay certain transaction fees and charges for cash purchases, as described below, and may be required to cover certain brokerage, tax, foreign exchange, execution and price movement costs as described in this SAI.

Procedures for Creation of Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (a “Participant

Baillie Gifford ETF Trust – Statement of Additional Information

Agreement”). A member or participant of a clearing agency registered with the SEC that has a written agreement with a Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units is referred to as an Authorized Participant. All shares of the Funds, however created, will be entered on the records of the DTC in the name of its nominee for the account of a DTC Participant.

Role of the Authorized Participant

Creation Units may be purchased only by or through an Authorized Participant. Such Authorized Participant will agree, pursuant to the terms of a Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed a Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. At any given time, there may be only a limited number of Authorized Participants that have entered into a Participant Agreement. A list of current Authorized Participants may be obtained from the Distributor. In addition, the Distributor may be appointed as a limited irrevocable proxy of the Authorized Participant in accordance with the terms specified in the Participant Agreement.

Placement of Creation Orders

Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by the Custodian or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit

Securities through DTC to the account of the Funds generally before 3:00 p.m. Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Funds generally before 3:00 p.m. Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m. Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the first, second or third Business Day, as applicable, after the date on which an order to create Creation Units (or an order to redeem Creation Units) is placed. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian generally before 3:00 p.m. Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m. Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Funds. The delivery of Creation Units so created generally will occur no later than the first, second or third Business Day, as applicable, following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Funds prior to such time. The typical Settlement Date for each Fund is T+1. A Fund and an Authorized Participant may agree to a different Settlement Date.

Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund, in proper form, generally before 4:00 p.m. Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify the Manager and the Custodian of such order. The Custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the applicable Participant Agreement and may change from time to

Baillie Gifford ETF Trust – Statement of Additional Information

time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. [A list of current Authorized Participants may be obtained from the Distributor.] Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cut-Off Time (as defined below) on such Business Day.

The Authorized Participant must make available no later than 3:00 p.m., Eastern Time, on the Settlement Date, by means satisfactory to the Funds, immediately-available or same-day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees.

The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable order to purchase shares of a Fund generally before 4:00 p.m. Eastern time on any Business Day in order to receive that day’s NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by a Fund to the Distributor or its agent pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday may not be accepted. Each Fund’s deadline specified above for the submission of purchase orders is referred to as that Fund’s “Cut-Off Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Exchange is not open for business) via communication through the facilities of the Distributor’s or its agent’s proprietary website and/or portal maintained for this purpose. Purchase orders and redemption requests, if received in good order as determined by the Trust in its sole discretion, will be processed based on the NAV next determined after receipt of an order in proper form as described in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders of Creation Units

Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii)

arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund’s right (and the right of the Distributor and the Manager) to reject any order until acceptance, as set forth below.

Once a Fund has received in good order an order, upon the next determination of the NAV of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Funds reserve the right to reject an order for Creation Units transmitted to it by the Distributor or its agent for any reason, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (c) the investor(s), upon obtaining shares ordered, would own 80% or more of the currently outstanding shares; (d) the acceptance of a Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, Distributor or its agent, the Custodian, the Transfer Agent and/or the Manager make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor or its agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be

Baillie Gifford ETF Trust – Statement of Additional Information

delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the custodian has confirmed (or, as applicable, sub-custodian has confirmed to the custodian) that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant custodian or sub-custodian(s), the Distributor or its agent and the Manager shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+1 basis” (i.e., one Business Day after trade date). Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, including a shorter settlement period.

To the extent contemplated by a Participant Agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral. The Fund may use such collateral at any time to buy Deposit Securities for the Funds. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the contractual settlement date. [Information concerning the Funds’ current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent.] [The Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.]

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee, payable to [the Distributor], is imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The current standard fixed creation transaction fee for the Funds, which is the same for each creation transaction regardless of the number of Creation Units created in the transaction, is set forth in the table below.

Fund	Creation Transaction Fee
Baillie Gifford Emerging Markets ETF	$[ ]
Baillie Gifford International Alpha ETF	$[ ]
Baillie Gifford International Concentrated Growth ETF	$[ ]
Baillie Gifford Long Term Global Growth ETF	$[ ]
Baillie Gifford U.S. Equity Growth ETF	$[ ]

The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is generally the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Funds may adjust the standard creation transaction fee from time to time. For example, the standard creation transaction fee may be reduced by a Fund if transfer and processing expenses associated with the creation are anticipated to be lower than the stated fee.

In addition, a variable fee, payable to the Funds, of up to a maximum of [ ]% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional cost (e.g., brokerage, taxes) involved with buying the securities with cash. The Funds may determine to not charge a variable fee on certain orders when the Manager has determined that doing so is in the best interests of the Funds shareholders.

If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price

Baillie Gifford ETF Trust – Statement of Additional Information

movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). To the extent these transaction charges exceed the maximum additional charge applicable to the creating Authorized Participant, the Fund would bear such costs and the Fund’s shareholders may experience dilution. Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived or reimbursed in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities (as defined below) from the Trust to their account or on their order.

Risks of Purchasing Creation Units

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Redemptions

Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds generally will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by or through an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

Each Fund may publish a designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (the “Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) (each subject to possible amendment or correction) as applicable, in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Redemption Baskets may differ and the Fund may accept “custom baskets.”

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the NAV of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace one or more Fund Securities in certain circumstances, including: (i) when the delivery of a Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or

Baillie Gifford ETF Trust – Statement of Additional Information

other local laws or due to a trading restriction; (ii) when the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of a Fund Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when a Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations, including when it is determined to be in a Fund’s best interest. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. Each Fund generally redeems Creation Units for Fund Securities, but each Fund reserves the right to utilize a cash option for redemption of Creation Units. Each Fund may, in its sole discretion, provide such redeeming Authorized Participant a portfolio of securities that differs from the exact composition of the Fund Securities, but does not differ in NAV. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,” while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket.

Cash Redemption Method

In limited circumstances when partial or full cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Authorized Participant may also be required to pay certain transaction fees and charges for cash redemptions, as described below, and may be required to cover certain brokerage, tax, foreign exchange, execution and price movement costs as described in this SAI.

Redemption Transaction Fee

A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a

Creation Unit, and is generally the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day.

Fund	Redemption Transaction Fee
Baillie Gifford Emerging Markets ETF	$[ ]
Baillie Gifford International Alpha ETF	$[ ]
Baillie Gifford International Concentrated Growth ETF	$[ ]
Baillie Gifford Long Term Global Growth ETF	$[ ]
Baillie Gifford U.S. Equity Growth ETF	$[ ]

The standard redemption transaction fee may be reduced by a Fund if transfer and processing expenses associated with the redemption are anticipated to be lower than the stated fee. If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund securities from a Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.

In addition, a variable fee, payable to the Funds, of up to a maximum of [ ]% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Funds may determine to not charge a variable fee on certain orders when the Manager has determined that doing so is in the best interests of the Funds’ shareholders.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of

Baillie Gifford ETF Trust – Statement of Additional Information

transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units

Redemption requests for Creation Units of the Funds must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a Fund generally before 4:00 p.m. Eastern time on any Business Day in order to receive that day’s NAV. On days when the Exchange closes earlier than normal, a Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. [A list of current Authorized Participants may be obtained from the Distributor.]

The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Transfer Agent (as defined below); such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Transfer Agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.

Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Transfer Agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner (as defined below) thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

Deliveries of redemption proceeds by a Fund are generally made within one Business Day (i.e., “T+1”). Each Fund reserves the right to settle redemption transactions on a basis other than T+1, if necessary or appropriate under the circumstances. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+1 because of the occurrence of a holiday in the U.S. bond market that is not a holiday observed in the U.S. equity market.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral. Such collateral must be delivered no later than the time specified by a Fund or its Custodian on the Business Day after the date of submission of such redemption request and shall be held by the Custodian and marked-to-market daily. The fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Funds to acquire shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.

Baillie Gifford ETF Trust – Statement of Additional Information

Because the portfolio securities of a Fund may trade on exchange(s) on days that the Exchange is closed, are Securities Industry and Financial Markets Association holidays or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase or sell shares of such Fund on the Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant non-U.S. markets.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the applicable Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require, in certain circumstances, a delivery process longer than seven calendar days for the Funds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Funds. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

Custom Basket

[Creation and Redemption baskets may differ and the Funds may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Funds’ portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Funds have adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Funds and their shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Manager who are required to review each custom basket for compliance with those parameters.] In addition, when constructing custom baskets for redemptions, the tax efficiency of the Funds may be taken into account. [The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant.] The Manager has established a governance process to oversee basket compliance for the Funds, as set forth in the Funds’ policies and procedures.

Payments to Financial Intermediaries

It is expected that the Funds and its related companies may make payments, or reimburse the Manager or its affiliates for payments it makes, to financial intermediaries (“Financial Intermediaries”). Financial Intermediaries are firms that sell shares of funds, including the Funds, for compensation and/or provide certain administrative and account maintenance services to fund investors. Financial Intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies.

If you are purchasing, selling, exchanging or holding Fund shares through a program of services offered by a Financial Intermediary, you may be required by the Financial Intermediary to pay additional fees. You should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.

The Distributor, the Manager and/or their affiliates intend to make payments to Financial Intermediaries for distribution, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Funds. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The total amount of these payments may be substantial, may be substantial to any given recipient, and may exceed the costs and expenses incurred by the recipient for any Fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.”

Baillie Gifford ETF Trust – Statement of Additional Information

Revenue sharing arrangements are separately negotiated between the Distributor, the Manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for a Financial Intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Contact your Financial Intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the Manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the Fund on which fees are being charged.

Other Services

[The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Board has adopted the Plan to allow the Funds, the Manager and its affiliates, including BGFS, to incur certain expenses that might be considered indirect payments by the Funds for distribution of Fund shares. However, no distribution payments under Rule 12b-1 have been authorized by the Board as of the date of this SAI, and no distribution fees under Rule 12b-1 are currently payable under the Plan. If the Board authorizes distribution payments under Rule 12b-1 in the future, the Manager or another service provider might collect distribution fees under Rule 12b-1. This would also require the Prospectus to be updated to reflect such additional fees.

The Manager and BGFS, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Manager and BGFS may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund’s shares or to Financial Intermediaries that render recordkeeping, sub-accounting sub-transfer agency and other services, as described in greater detail above under “Payments to Financial Intermediaries.”

The Plan has been approved by the Board in accordance with Rule 12b-1. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval and determined that there is a reasonable likelihood that the Plan will benefit the Funds and its shareholders.

To the extent that the Plan gives the Manager or its affiliates greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Funds’ shares may result.]

Compensation

The portfolio managers’ compensation arrangements within the Manager vary depending upon whether the individual is an employee or partner of Baillie Gifford & Co.

Employees of Baillie Gifford & Co

A portfolio manager’s compensation generally consists of:

–	base salary;

–	a company-wide all staff bonus;

–	a performance related bonus; and

–	the standard retirement benefits and health and welfare benefits available to all Baillie Gifford & Co employees.

A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses, and is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s performance related bonus is determined by team and individual performance. Team performance will generally be measured on investment performance over a three, four or five year basis and is based on performance targets that are set and reviewed annually by the Chief of Investment Staff. Individual performance will be determined by the individual’s line manager at the annual appraisal at which staff are assessed against key competencies and pre-agreed objectives. The bonus is paid on an annual basis.

A proportion of the performance related bonus is mandatorily deferred. Currently recipients defer between 20% and 40% of their performance related bonus. Awards will be deferred over a period of three years and will be invested in a range of funds managed by the Baillie Gifford Group.

Partners of Baillie Gifford & Co

Spencer Adair, Dave Bujnowski, Lawrence Burns, Jenny Davis, Donald Farquharson, Kristy Gibson, Mike Gush, John MacDougall, Roderick Snell, Gary Robinson, Tom Slater, Mark Urquhart, and Tom Walsh are partners of Baillie Gifford & Co.

The remuneration of Baillie Gifford & Co partners comprises Baillie Gifford & Co partnership profits, which are distributed as:

–	base salary; and

Baillie Gifford ETF Trust – Statement of Additional Information

–	a share of the partnership profits.

The profit share is calculated as a percentage of total partnership profits based on seniority and role within Baillie Gifford & Co. The basis for the profit share is detailed in the Baillie Gifford & Co Partnership Agreement.

The main staff benefits such as pension schemes are not available to partners and therefore partners provide for benefits from their own personal funds.

Partners in their first few years additionally receive a bonus. The bonuses are calculated in the same way as those for staff but exclude the deferred element. A proportion of the bonus paid will be retained to be used to buy capital shares in the partnership.

Baillie Gifford ETF Trust – Statement of Additional Information

Other Key Service Providers

Administrator – [ ]

[ ], serves as the Funds’ administrator pursuant to a Fund Administration and Accounting Agreement between the Trust, on behalf of the Fund, and [ ].

[The Funds have not yet commenced investment operations as of the date hereof, and therefore have not paid any administration fees.]

Custodian – [ ]

[ ] is the Trust’s custodian. As such, [ ] or sub-custodians acting at its direction hold in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, are the registered owners of securities held in book entry form belonging to the Funds.

Upon instruction, [ ] or such sub-custodians receive and deliver cash and securities of the Funds in connection with Fund transactions and collect all dividends and other distributions made with respect to Fund portfolio securities.

Transfer Agent – [ ]

[ ], serves as the Trust’s transfer agent, registrar and dividend disbursing agent.

Independent Registered Public Accounting Firm – [ ]

[ ] serves as independent registered public accounting firm to the Trust and conducts an annual audit of the financial statements of each operational Fund and provides other audit related services. [ ], an affiliate of [ ], provides tax services as requested. The principal business address of [ ] is [ ].

Underwriter – [ ]

[ ], serves as the sole distributor and principal underwriter of the shares of the Funds ([ ] or the “Distributor”).

The Trust has entered into a distribution agreement with [ ]. [ ] offers and sells shares to investors as agent of each Fund either directly or through brokers, dealers and other financial institutions which enter into selling agreements with [ ], and/or the Trust. The distribution agreement provides that [ ] will use all reasonable best efforts in connection with the distribution of shares of the Funds. The Funds’ shares will be offered on a continuous basis.

Shares are continuously offered for sale by each Fund through the Distributor only in Creation Units, as described in the Prospectus. Shares in less than Creation Units are not distributed by the Distributor.

The Distribution Agreement was initially approved by the Board, including a majority of the Independent Trustees, on [ ], and, after an initial two-year term, will continue in effect from year to year so long as its continuance is approved at least annually by the Board, including a majority of the Independent Trustees.

The Funds have not yet commenced operations as of the date hereof, and therefore have not paid any underwriting commissions or other compensation.

Trust Legal Counsel – Ropes & Gray LLP

Ropes & Gray LLP, of Prudential Tower, 800 Boylston Street, Boston, MA 02199, is legal counsel to the Trust.

Independent Trustee Legal Counsel – Vedder Price P.C.

Vedder Price P.C., of 222 North LaSalle Street, Chicago, IL, 60601, is legal counsel to the independent trustees.

Baillie Gifford ETF Trust – Statement of Additional Information

Shareholders

Principal Holders of Securities

A shareholder will be considered a “principal holder” of shares if that shareholder owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares. [As of the date of this SAI, Baillie Gifford Overseas Limited, at Calton Square, 1 Greenside Row, Edinburgh, United Kingdom EH1 3AN, owns 100% of each of the Funds and is, therefore, the Trust’s only principal holder.]

Control Persons

A controlling person’s vote could have a more significant effect on matters presented to shareholders of a Fund for approval than the vote of other shareholders of such Fund. [As of the date of this SAI, Baillie Gifford Overseas Limited, at Calton Square, 1 Greenside Row, Edinburgh, United Kingdom EH1 3AN, owns 100% of each of the Funds and is, therefore, the person deemed to be a “control person” (as that term is defined in the 1940 Act) of the Trust. Baillie Gifford Overseas Limited is organized under the laws of the United Kingdom and is a wholly-owned subsidiary of Baillie Gifford & Co.]

Management Ownership

As of the date of this SAI, the Trustees and officers of the Trust, as a group, did not own any outstanding equity securities of any Fund.

Shareholder Rights

Rights to Dividends

Shareholders are entitled to dividends as declared by the Board, and, in liquidation of the relevant Series’ portfolio, are entitled to receive the net assets of the portfolio.

Voting Rights

Shareholders are entitled to vote at any meetings of shareholders. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Special meetings of shareholders may be called for purposes such as electing or removing trustees, changing a fundamental investment policy or approving an investment advisory agreement. In addition, a special meeting of shareholders of the Series will be held if, at any time, less than a majority of the Trustees then in office have been elected by shareholders of the Series.

Shareholders are entitled to one vote for each full share held, and fractional votes for each fractional share held. Voting rights are not cumulative.

Shareholders may vote in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders, to the extent provided in the Declaration of Trust.

On any matter affecting all shareholders, all shares shall be voted together. Shareholders of all series vote together, irrespective of series, on:

–	the election of Trustees;

–	the removal of Trustees;

–	the selection of the Trust’s independent registered public accounting firm; and

–	amendments to the Declaration of Trust, unless the amendment only: (i) changes the Trust’s name, responds to or ensures compliance with applicable legislation or regulation or cures technical problems in the Declaration of Trust, (ii) establishes, changes or eliminates the par value of any shares (currently all shares have a par value of $0.00000001 per share) or (iii) issues shares of the Trust in one or more series, or subdivides any series of shares into various classes of shares with such dividend preferences and other rights as the Board may designate.

For the purpose of electing Trustees, there will normally be no meetings of shareholders except where, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust.

Matters Affecting a Particular Series

On matters only affecting a particular series, only shareholders of that series will be entitled to vote. Consistent with the current position of the SEC, shareholders of each series vote separately on matters requiring shareholder approval, such as certain changes in fundamental investment policies of that series or the approval of the investment advisory agreement relating to that series.

Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder.

Baillie Gifford ETF Trust – Statement of Additional Information

Preemptive Rights

The shares of the Funds do not have any preemptive rights.

Trustee Nominations

Any shareholder may nominate a person to become a Trustee. See “Trustees and Trust Officers—Trustee Nominations by Shareholders” above.

Rights on Termination

Upon termination of a Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of such Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Tax Reporting

As required by U.S. federal law, U.S. federal tax information will be furnished to applicable shareholders for each calendar year early in the succeeding year.

Liability

Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of that liability is considered remote since it may arise only in very limited circumstances.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

Complaints

[The Funds have adopted a policy with respect to handling of shareholder complaints. The Funds’ policy works with existing policies of the Manager to receive and address complaints with respect to its pooled vehicles. Shareholders who have a direct client relationship with Baillie Gifford should contact their client contact with respect to any complaint. For those shareholders who do not have a direct Baillie Gifford contact, the Funds’ website contains additional information identifying contacts to receive and administer complaints.]

Contractual Arrangements

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, and their affiliates, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to and will not create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This SAI provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of any Fund. Neither this SAI, nor the related Prospectus, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or any Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Distributions

It is generally the policy of each Fund to declare and pay out, at least annually, dividends to its shareholders as follows:

–	Investment Company Taxable Income

Each Fund will distribute substantially all of its investment company taxable income (which, computed without regard to the dividends-paid deduction, includes dividends and any interest it receives from investments and the excess of net short-term capital gain over net long-term capital loss, in each case determined with reference to any loss carryforwards).

–	Net Capital Gains

Each Fund will distribute substantially all of its net capital gains (that is, the excess of net long-term capital gains over net short-term capital loss, in each case determined with reference to any loss carryforwards), if any.

A Fund may make such distributions more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations.

Notwithstanding the foregoing, each of the Funds may determine to retain investment company taxable income, so computed, subject to the distribution requirements applicable to regulated investment companies under the Code, and/or net capital gain, and pay a Fund-level tax on any such retained amounts.

Baillie Gifford ETF Trust – Statement of Additional Information

Distributions Are Payable in Shares

Except as provided below, distributions of income and capital gain are generally payable in full and fractional shares of the particular Fund, based upon the NAV determined as of the close of unrestricted trading on the NYSE on the record date for each dividend or distribution.

Shareholders, however, may elect to receive their distributions in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for a change to be in effect for any dividend or distribution, it must be received by the Trust ten days prior to such dividend or distribution.

Tax

The following discussion addresses certain U.S. federal income tax considerations that may be relevant to investors that (a) are citizens or residents of the U.S., or corporations, partnerships, or other entities created or organized under the laws of the U.S. or any political subdivision thereof, or estates that are subject to U.S. federal income taxation regardless of the source of their income or trusts if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person and (b) hold, directly or indirectly, shares of a Fund as a capital asset (“U.S. shareholders”).

The following discussion provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders, and it does not address the U.S. federal income tax treatment of shareholders that are subject to special tax regimes such as certain financial institutions, insurance companies, dealers in securities or foreign currencies, U.S. shareholders whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar, persons investing through defined contribution plans and other tax-qualified plans, and persons that hold shares in a Fund as part of a “straddle,” “conversion transaction,” “hedge,” or other integrated investment strategy. All such prospective and actual shareholders are urged to consult their own tax advisors with respect to the U.S. tax treatment of an investment in shares of a Fund.

No Fund has sought an opinion of legal counsel as to any specific U.S. tax matters. The discussion below as it relates to U.S. federal income tax consequences is based upon the Code and regulations, rulings, and judicial decisions thereunder as of the date hereof. Such authorities may be repealed, revoked, or modified (possibly on a retroactive basis) so as to result in U.S.

federal income tax consequences different from those discussed below.

This discussion is for general information purposes only. Prospective and actual shareholders should consult their own tax advisors with respect to their particular circumstances and the effect of state, local, or foreign tax laws to which they may be subject.

Each Fund – Separate Tax Entity

Each Fund is treated as a separate entity for U.S. federal income tax purposes. Each Fund has elected or, in the case of a new Fund, intends to elect to be treated as a regulated investment company eligible for taxation under the provisions of Subchapter M of the Code and intends to qualify each year as such.

Test for Special Tax Treatment

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things:

1.	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below) (collectively, “qualifying income”);

2.	diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

Baillie Gifford ETF Trust – Statement of Additional Information

3.	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gain over net long-term capital loss) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company.

However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (i) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (1)(i) above) will be treated as qualifying income.

In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Section 7704(c)(2) of the Code.

In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (2) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment.

In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (2) above.

Also, for purposes of the diversification test in (2) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it will not be subject to U.S. federal income tax on income or gains paid to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below).

Failure to Meet Test for Special Tax Treatment

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets.

If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net capital gain, would be taxable to U.S. shareholders as dividend income.

Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below).

In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Retaining Net Capital Gains

As noted above, each of the Funds intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gains.

Notwithstanding the foregoing, each Fund may determine to retain investment company taxable income and/or net capital gains, and pay a Fund-level tax on any such retained amounts, subject to the distribution requirements applicable to regulated investment companies under the Code.

If a Fund retains any net capital gains, it will be subject to tax at the regular corporate rate on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount

Baillie Gifford ETF Trust – Statement of Additional Information

against their federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities.

If a Fund timely makes the designation discussed in the prior sentence, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gains, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, its net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31) as if incurred in the succeeding taxable year.

Excise Tax

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or for the one-year period ending December 31 of such year if the Fund so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

For these purposes, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year, unless the Fund has made an election to use December 31, instead of October 31, for purposes of the excise tax; if the Fund makes the election to use December 31, no such gains or losses will be so treated.

Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.

Each of the Funds intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that each Fund will be able to do so.

Personal Holding Companies

In addition, if a Fund is a “personal holding company” (as defined in Section 542 of the Code) for U.S. federal income tax purposes, the Fund will potentially need to adjust the timing of its distributions to its shareholders in order to avoid a Fund-level tax on its “undistributed personal holding company income” (as defined in Section 545 of the Code). Generally, a Fund will be a personal holding company if, at any time during the last half of its taxable year, more than 50% of its shares are owned, directly or indirectly, by five or fewer individuals and/or certain pension trusts, private foundations, charitable trusts or trusts providing for the payment of supplemental unemployment benefits. In the event that a Fund is a personal holding company, the Fund will seek to make distributions sufficient to avoid a Fund-level tax under the personal holding company rules, although there can be no assurance it will be able to do so.

Tax on Fund Distributions

Distributions are generally taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for its shares).

Distributions are taxable whether shareholders receive them in cash or in additional shares.

A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Investment Income

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” are taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level as described more fully below.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the

Baillie Gifford ETF Trust – Statement of Additional Information

Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level):

1.	if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date);

2.	to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property;

3.	if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest; or

4.	if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established security market in the U.S.), or (b) treated as a passive foreign investment company (“PFIC”).

If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding the excess of net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends-received deduction generally available to corporations to the extent they are properly reported by the Fund as being attributable to the amount of eligible dividends received by the Fund from domestic corporations for the taxable year.

In general, a dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock—generally, stock acquired with borrowed funds).

There can be no assurances that a significant portion of a Fund’s distributions will be eligible for the corporate dividends-received deduction. The percentage of ordinary income distributions eligible for the corporate dividends-received deduction for each Fund for the prior fiscal year is disclosed in the Trust’s Form N-CSR filing, which is available on the SEC’s website.

Any distribution of income that is attributable to dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Capital Gains

Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares.

Tax rules can alter a Fund’s holding period on investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain from the sale of investments that the Fund owned (or is deemed to have owned) for more than one year and that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) are generally taxable to shareholders as long-term capital gains, taxed to individuals at reduced rates relative to ordinary income. Distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less are generally taxable to shareholders as ordinary income.

Baillie Gifford ETF Trust – Statement of Additional Information

Distributions from capital gains are generally made after applying any available capital loss carryforwards.

The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.

Medicare Contribution Tax

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gain, including Capital Gain Dividends, as described above, and (ii) any net gain from the sale, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Sale, Exchange or Other Taxable Disposition of Shares

A sale, exchange or other taxable disposition of shares in a Fund will generally give rise to a capital gain or loss.

In general, any capital gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held by a shareholder for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Furthermore, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund (or substantially identical shares) are purchased (including as a result of dividend reinvestment) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Return of Capital Distributions

If a Fund makes a distribution to a shareholder in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter as capital gain.

A return of capital is not taxable, but it reduces the shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years.

Distributions from capital gains are generally made after applying any available capital loss carryforwards.

Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains.

A Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. A Fund must apply such carryforwards first against gains of the same character.

The amounts of any capital loss carryforwards available to a Fund will be shown in the notes to the financial statements once available.

Hedging and Similar Transactions

Transactions in Derivative Instruments

A Fund’s transactions in derivative instruments (e.g., futures or options transactions, forward contracts and swap agreements), or any other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, constructive sale, mark-to-market, straddle, wash sale, and short sale rules).

These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate income to such Fund, defer losses to such Fund, or cause adjustments in the holding periods of such Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Each of the Funds will determine whether to make any available elections pertaining to such transactions. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions,

Baillie Gifford ETF Trust – Statement of Additional Information

and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Book Income and Taxable Income

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income.

If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax.

Foreign Currency Transactions and Related Hedging Transactions

A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign currency gains are generally treated as qualifying income for purposes of the 90% gross income requirement described above. There is a remote possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to a regulated investment company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.

Investments in Other Regulated Investment Companies

A Fund’s investments in shares of other mutual funds, ETFs or other companies that are treated as regulated investment companies (each, an “underlying RIC”), can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had such Fund invested directly in the securities held by the underlying RIC.

If a Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided it meets holding period and other requirements with respect to shares of the underlying RIC.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided it meets holding period and other requirements with respect to shares of the underlying RIC.

Investment in Securities of Certain Foreign Corporations

Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders who are U.S. citizens or residents or U.S. corporations to claim a credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 31-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend.

Baillie Gifford ETF Trust – Statement of Additional Information

Shareholders that do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

A Fund’s investments that are treated as equity investments for U.S. federal income tax purposes in certain PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on gains from the sale of its investment in such PFIC. This tax cannot be eliminated by making distributions to shareholders of the Fund. However, if certain conditions are met, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect, pursuant to Sections 1293 and 1295 of the Code, to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gain annually, regardless of whether it receives any distribution from the company. A Fund also may make an election, pursuant to Section 1296 of the Code, to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year (a “mark-to-market election”).

Such gains and losses are treated as ordinary income and loss.

The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return.

Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A foreign corporation is a PFIC if: (i) 75% or more of its gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) held by such corporation during the taxable year which produce or are held for the production of passive income is at least 50%.

Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business activities and certain income received from related persons. Because it is not always possible to identify a foreign corporation as a PFIC, in some instances, a Fund may incur the tax and interest charges described above.

A foreign corporation in which a Fund invests will not be treated as a PFIC with respect to the Fund if such corporation is a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes and the Fund holds (directly, indirectly, or constructively) 10% or more of the voting interests in or total value of such corporation. In such a case, the Fund generally would be required to include in gross income each year, as ordinary income, its share of certain amounts of the CFC’s income, whether or not the CFC distributes such amounts to the Fund.

Investments in Certain Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount.

Generally, the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no cash payment on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the

Baillie Gifford ETF Trust – Statement of Additional Information

accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.

Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity— that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether or to what extent a Fund should recognize market discount on a debt obligation; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.

Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-Advantaged Accounts

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans or tax-advantaged accounts.

Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of such an investment in their particular tax situations.

Baillie Gifford ETF Trust – Statement of Additional Information

Tax-Exempt Shareholders

Under current law, each of the Funds serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders.

Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

Backup Withholding

A Fund generally is required to withhold and remit to the U.S. Department of the Treasury a percentage of the taxable distributions paid to any individual shareholder who fails to properly furnish such Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

For a foreign person (as defined below) to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Foreign Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign persons”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (a) distributions to an individual foreign person who was present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution and

(b) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign person of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests.

The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the U.S., or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a CFC. If a Fund invests in an underlying RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as short-term capital gain and/or interest-related dividends as are eligible, but is not required to do so.

In the case of Fund shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of such payments as short-term capital gain or interest-related dividends to shareholders.

Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to beneficial holders of shares who are foreign persons other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A beneficial holder of Fund shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale, exchange or other taxable disposition of such shares of a Fund unless (i) such gain is “effectively connected” with the conduct of a trade or business carried on by such holder within the U.S. or (ii) in the case of an individual holder, the holder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

Baillie Gifford ETF Trust – Statement of Additional Information

If a foreign person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the U.S. More generally, foreign persons who are residents in a country with an income tax treaty with the U.S. may obtain different tax results than those described herein, and are urged to consult their tax advisors.

A beneficial holder of Fund shares who is a foreign person may be subject to state, local or foreign taxes, and to the U.S. federal estate tax in addition to the U.S. federal income tax rules described above.

Certain Additional Withholding and Reporting Requirements

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in a Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR).

Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government.

If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to Capital Gain Dividends the Fund pays.

If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign persons described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Taxation on Creations and Redemptions of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units (or vice versa) cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

Authorized Participants who are dealers in securities are subject to the tax rules applicable to dealers, which may result in tax consequences to such Authorized Participants different from those set forth above.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require the provision of information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares, the purchaser (or group of purchasers) will

Baillie Gifford ETF Trust – Statement of Additional Information

generally not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Financial Statements

[To be updated by amendment]

PART C

OTHER INFORMATION

Item 15. Indemnification.

Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust (as further amended from time to time, the “Declaration of Trust”) (See Exhibit 1 hereto) provides for indemnification of trustees and officers. The effect of this provision is to provide indemnification for each of the Registrant’s trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such trustee or officer may be involved by reason of being or having been a trustee or officer, except with respect to any matter as to which such trustee or officer shall have been adjudicated to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. As to any matter disposed of without an adjudication by a court or other body, indemnification will be provided to the Registrant’s trustees and officers if (a) such indemnification is approved by a majority of the disinterested trustees, or (b) an opinion of independent legal counsel is obtained that such indemnification would not protect the trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

The Registrant has also contractually agreed to indemnify each Trustee. The contractual agreement between the Trust and each Trustee delineates certain procedural aspects relating to indemnification and advancement of expenses and provides for indemnification and advancement to the fullest extent permitted by the Declaration of Trust and By-Laws of the Trust, as amended, and the laws of The Commonwealth of Massachusetts, the Securities Act of 1933, as amended, and the 1940 Act, as amended.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)

Amended and Restated Agreement and Declaration of Trust of Registrant, incorporated by reference to Post-Effective Amendment No. 2 to the registration statement of the Trust on Form N-1A filed October 10, 2025.

(2)	Copy of Amended and Restated By-Laws of Registrant, incorporated by reference to Post-Effective Amendment No. 2 to the registration statement of the Trust on Form N-1A filed October 10, 2025.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization relating to Baillie Gifford International Concentrated Growth ETF, Baillie Gifford Long Term Global Growth ETF, and Baillie Gifford U.S. Equity Growth ETF (each a “Fund,” and together, the “Funds”) – filed herewith.

(5)	Instruments Defining Rights of Security Holder. None, other than in the Amended and Restated Agreement and Declaration of Trust and the Amended and Bylaws of the Registrant.

(6)	Investment Management Agreement between Baillie Gifford Overseas Limited and the Registrant, on behalf of each Fund, dated December 9, 2025 – filed herewith.

(7)	(a) Distribution Agreement between Baillie Gifford Funds Services LLC and the Registrant, dated December 9, 2025 – filed herewith.

(b) Form of Authorized Participant Agreement – filed herewith.

(8)	Not applicable.

(9)	(a) Custody Agreement between the Registrant and Bank of New York Mellon – to be filed by amendment.

(i) Supplement to the Global Custody Agreement Hong Kong-China – Stock Connect between the Registrant and The Bank of New York Mellon – to be filed by amendment.

(b) Foreign Custodian Manager Agreement, between the Registrant and The Bank of New York Mellon – to be filed by amendment.

(10)	Plan of Distribution Pursuant to Rule 12b-1 – filed herewith.

(11)	Opinion and Consent of Ropes & Gray LLP regarding legality of the securities bring registered – filed herewith.

(12)	Opinion of Ropes & Gray LLP with respect to tax matters – to be filed by amendment.

(13)	Other Material Contracts.

(a) Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon – to be filed by amendment.

(b) Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon – to be filed by amendment.

(c) Form of Indemnification Agreement between the Registrant and each Trustee, incorporated by reference to Post-Effective Amendment No. 2 to the registration statement of the Trust on Form N-1A filed October 10, 2025.

(14)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(15)	Not applicable.

(16)	Power of Attorney for Howard W. Chin, Pamela M. J. Cox, John D. Kavanaugh, Maureen A. Miller, Donald P. Sullivan Jr. and Lindsay Cockburn with respect to filings on Form N-14 – filed herewith.

(17)	Not applicable.

Item 17. Undertakings.

1.	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
2.	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
3.	The undersigned Registrant agrees to file by post-effective amendment an opinion of counsel supporting the tax consequences of the proposed reorganizations within a reasonable period of time after receipt of such opinion.

NOTICE

A copy of the Amended & Restated Declaration of Trust of Baillie Gifford ETF Trust, together with all amendments thereto, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trust by an officer or Trustee of the Trust in his or her capacity as an officer or Trustee of the Trust and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or officers of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Edinburgh, Scotland, on the 17th day of December, 2025.

Baillie Gifford Funds

By:	/s/ Michael Stirling-Aird
By: Michael Stirling-Aird
Title: President (Principal Executive Officer)

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Howard W. Chin* Howard W. Chin	Trustee	December 17, 2025
/s/ Pamela M. J. Cox*	Trustee	December 17, 2025
Pamela M. J. Cox
/s/ John D. Kavanaugh*	Trustee	December 17, 2025
John D. Kavanaugh
/s/ Donald P. Sullivan Jr.*	Trustee	December 17, 2025
Donald P. Sullivan Jr.
/s/ Michael Stirling-Aird	Trustee & President (Principal Executive Officer)	December 17, 2025
Michael Stirling-Aird

/s/ Lindsay Cockburn Lindsay Cockburn	Treasurer (Principal Financial and Accounting Officer)	December 17, 2025
*By:	/s/ Michael Stirling-Aird

Michael Stirling-Aird, as Attorney-in-Fact

Date: December 17, 2025

EXHIBIT INDEX

(4)	Form of Agreement and Plan of Reorganization relating to Baillie Gifford International Concentrated Growth ETF, Baillie Gifford Long Term Global Growth ETF, and Baillie Gifford U.S. Equity Growth ETF.

(6)	Investment Management Agreement between Baillie Gifford Overseas Limited and the Registrant, on behalf of each Fund, dated December 9, 2025.

(7)(a)	Distribution Agreement between Baillie Gifford Funds Services LLC and the Registrant, dated December 9, 2025.

(7)(b)	Form of Authorized Participant Agreement.

(10)	Plan of Distribution Pursuant to Rule 12b-1.

(11)	Opinion and Consent of Ropes & Gray LLP regarding legality of the securities bring registered.

(14)	Consent of Independent Registered Public Accounting Firm.

(16)	Power of Attorney for Howard W. Chin, Pamela M. J. Cox, John D. Kavanaugh, Maureen A. Miller, Donald P. Sullivan Jr. and Lindsay Cockburn with respect to filings on Form N-14.